1933 Act Registration No. 333-

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

[  ] Pre-Effective    [ ] Post-Effective

Amendment No.        Amendment No.

EVERGREEN FIXED INCOME TRUST

(Evergreen Ultra Short Opportunities Fund)

(Exact Name of Registrant as Specified in Charter)

Area Code and Telephone Number: (617) 210-3200

200 Berkeley Street

Boston, Massachusetts 02116

-----------------------------------

(Address of Principal Executive Offices)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

-----------------------------------------

(Name and Address of Agent for Service)

Copies of All Correspondence to:

Timothy Diggins, Esq.

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

              It is proposed that this filing become effective on July 23, 2007.

              An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

EVERGREEN FIXED INCOME TRUST

PART A

PROSPECTUS/PROXY STATEMENT

EVERGREEN LIMITED DURATION FUND

200 Berkeley Street

Boston, MA 02116-5034

August 6, 2007

Dear Shareholder,

As a shareholder of Evergreen Limited Duration Fund (“Limited Duration Fund”), you are invited to vote on a proposal to merge Limited Duration Fund into Evergreen Ultra Short Opportunities Fund (“Ultra Short Opportunities Fund”), another mutual fund within the Evergreen family of funds (the “Merger”).  The Board of Trustees of Evergreen Select Fixed Income Trust has unanimously approved the Merger and recommends that you vote FOR this proposal.

If approved by shareholders, this is how the Merger will work:

Limited Duration Fund will transfer all of its assets and all of its liabilities to Ultra Short Opportunities Fund.

Ultra Short Opportunities Fund will issue new shares that will be distributed to you in an amount equal to the value of your Limited Duration Fund shares. You will receive Class A, Class B, Class C, or Class I shares of Ultra Short Opportunities Fund, depending on the Class of shares of Limited Duration Fund that you currently hold.  Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.

You will not incur any sales charges or similar transaction charges as a result of the Merger.

It is expected that the Merger will be a non-taxable event for shareholders for federal income tax purposes.

                Details about Ultra Short Opportunities Fund’s investment goals, portfolio management team, performance, principal risks, fees and expenses, along with additional information about the proposed Merger, are contained in the attached Prospectus/Proxy Statement. Please read it carefully.

A special meeting of Limited Duration Fund’s shareholders will be held on September 28, 2007.  Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares.  If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage-paid envelope provided.  You may also vote by telephone or Internetby following the voting instructions as outlined at the end of this Prospectus/Proxy Statement.

If Limited Duration Fund does not receive your vote after several weeks, you may receive a telephone call from The Altman Group, our proxy solicitor, requesting your vote.  Evergreen Investment Management Company, LLC, the investment advisor for Limited Duration Fund and Ultra Short Opportunities Fund, will pay approximately $28,000 in solicitation fees as well as any other expenses of the Merger.  If you have any questions about the Merger or the proxy card, please call The Altman Group at 1.800.821.8781 (toll-free).

Remember, your vote is important to us, no matter how many shares you own.  Please take this opportunity to vote.  Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Management Company, LLC

EVERGREEN LIMITED DURATION FUND

200 Berkeley Street

Boston, Massachusetts 02116-5034

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 28, 2007

                  A Special Meeting (the “Meeting”) of Shareholders of Evergreen Limited Duration Fund (“Limited Duration Fund”), a series of Evergreen Select Fixed Income Trust, will be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116-5034 on September 28, 2007 at 10:30 a.m., Eastern time, for the following purposes:

To consider and act upon the Agreement and Plan of Reorganization (the “Plan”) dated as of June 22, 2007, providing for the acquisition of all the assets of Limited Duration Fund by Evergreen Ultra Short Opportunities Fund (“Ultra Short Opportunities Fund”), a series of Evergreen Fixed Income Trust, in exchange for shares of Ultra Short Opportunities Fund and the assumption by Ultra Short Opportunities Fund of all of the liabilities of Limited Duration Fund.  The Plan also provides for distribution of those shares of Ultra Short Opportunities Fund to shareholders of Limited Duration Fund in liquidation and subsequent termination of Limited Duration Fund.  A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Limited Duration Fund.

To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

Any adjournment(s) of the Meeting will be held at the above address. On behalf of Limited Duration Fund, the Board of Trustees of Evergreen Select Fixed Income Trust has fixed the close of business on June 29, 2007 as the record date (the “Record Date”).  Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

            IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THEIR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.  YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By order of the Board of Trustees of Evergreen Select Fixed Income Trust,

Michael H. Koonce

Secretary

August 6, 2007

PROSPECTUS/PROXY STATEMENT DATED AUGUST 6, 2007

INFORMATION RELATING TO THE PROPOSED MERGER

of

EVERGREEN LIMITED DURATION FUND

a series of Evergreen Select Fixed Income Trust

into

EVERGREEN ULTRA SHORT OPPORTUNITIES FUND

a series of Evergreen Fixed Income Trust

                This Prospectus/Proxy Statement contains information you should know before voting on the proposed merger (the “Merger”) of Evergreen Limited Duration Fund (“Limited Duration Fund”) into Evergreen Ultra Short Opportunities Fund (“Ultra Short Opportunities Fund,” and together with Limited Duration Fund, the “Funds,” and each, individually, a “Fund”), each of which is a series of a registered, open-end management investment company. If approved, the Merger will result in your receiving shares of Ultra Short Opportunities Fund in exchange for your shares of Limited Duration Fund.

Please read this Prospectus/Proxy Statement carefully and retain it for future reference.  The following documents contain additional information concerning each Fund and/or the Merger and have been filed with the Securities and Exchange Commission (“SEC”).

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

See:	How to get these documents:

Prospectus for Classes A, B, C and I shares of Ultra Short Opportunities Fund, dated November 1, 2006, as supplemented, which accompanies this Prospectus/Proxy Statement.

Prospectus for Classes A, B, C, and I shares of Limited Duration Fund, dated November 1, 2006, as supplemented.

Prospectus for Classes IS shares of Limited Duration Fund, dated November 1, 2006, as supplemented.

Statement of additional information for Ultra Short Opportunities Fund, dated November 1, 2006, as supplemented.

Statement of additional information for Limited Duration Fund, dated November 1, 2006, as supplemented.

Semiannual reports for Limited Duration Fund and Ultra Short Opportunities Fund, dated December 31, 2006 (SEC accession no. 0001379491-07-000052).

Annual reports for Limited Duration Fund, dated June 30, 2006 (SEC accession no. 0000936772-06-000141) and for Ultra Short Opportunities Fund, dated June 30, 2006 (SEC accession no. 0000936772-06-000143).

Statement of additional information, dated August 6, 2007, which relates to this Prospectus/Proxy Statement and the Merger (“Merger SAI”).

All of these documents are available to you free of charge if you:

Call 800.343.2898, or

Write the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Shareholders may also obtain many of these documents by accessing the Internet site for the Funds at

www.EvergreenInvestments.com.

Shareholders can also obtain any of these documents from the SEC in the following ways:

View online and download text-only versions of the Funds’ documents from the EDGAR database on the SEC’s Internet site at www.sec.gov.

Review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521.

Obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

To ask questions about this Prospectus/Proxy Statement:

Call 1.800.821.8781 or

Write to the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Limited Duration Fund’s SEC file numbers are 811-08365 and 333-36019.

Ultra Short Opportunities Fund’s SEC file numbers are 811-08415 and 333-37433.

Information relating to each Fund is contained in its prospectus, the Merger SAI, and in its unaudited financial statements included in each Fund’s Semiannual report dated December 31, 2006, and each of these documents is hereby incorporated by reference into this Prospectus/Proxy Statement.  This means that such information is legally considered to be part of this Prospectus/Proxy Statement.

                The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete.  Any representation to the contrary is a criminal offense.

THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OF A BANK, AND ARE NOT INSURED, ENDORSED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF YOUR ORIGINAL INVESTMENT.

The address of both Funds is 200 Berkeley Street, Boston, Massachusetts 02116-5034 (Telephone: 800.343.2898).

How do the Funds’ sales charges and expenses compare?  Will I be able to buy, sell and exchange shares the same way?.............................................................................................................................................................................. 9

Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger?................................................................................................................................................... 12

Are there any legal proceedings pending against the Evergreen funds and/or

EXHIBIT B (SEMIANNUAL FINANCIAL HIGHLIGHTS FOR EVERGREEN

LIMITED DURATION FUND AND ULTRA SHORT OPPORTUNITIES FUND).................................................... B-1

SUMMARY OF THE MERGER

This section summarizes the primary features and consequences of the Merger.  This summary is qualified in its entirety by reference to the information contained elsewhere in this Prospectus/Proxy Statement, the Merger SAI, in each Fund’s prospectus, annual and semiannual reports, and statement of additional information, as well as in the Agreement and Plan of Reorganization (the “Plan”).

  What are the key features of the Merger?

The Plan sets forth the key features of the Merger and generally provides for the following:

the transfer of all of the assets of Limited Duration Fund to Ultra Short Opportunities Fund in exchange for shares of Ultra Short Opportunities Fund;

the assumption by Ultra Short Opportunities Fund of all of the liabilities of Limited Duration Fund;

the liquidation of Limited Duration Fund by distributing the shares of Ultra Short Opportunities Fund to Limited Duration Fund’s shareholders; and

the assumption of the costs of the Merger by Evergreen Investment Management Company, LLC (“EIMC”).

                The Merger is scheduled to take place on or about October 13, 2007. For a more complete description of the Merger, see the Plan, attached as Exhibit A to this Prospectus/Proxy Statement.

  After the Merger, what class of shares of Ultra Short Opportunities Fund will I own?

If you own this class of shares of Limited Duration Fund:	You will get this class of shares of Ultra Short Opportunities Fund:
Class A	Class A
Class B	Class B
Class C	Class C
Class I	Class I
Class IS	Class A

                The Ultra Short Opportunities Fund shares you receive as a result of the Merger will have the same total value as the total value of your Limited Duration Fund shares as of the close of business on the day immediately prior to the Merger.

  Does the Board of Trustees recommend that I vote in favor of approving the Plan?

Yes. The Board of Trustees (the “Trustees”) of Evergreen Select Fixed Income Trust (a “Trust”), including all of the Trustees who are not “interested persons” of the Funds (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has unanimously concluded that the Merger would be in the best interests of Limited Duration Fund, and that existing shareholders’ interests will not be diluted as a result of the Merger.  The Trustees of Evergreen Fixed Income Trust (also a “Trust,” and together with Evergreen Select Fixed Income Trust, the “Trusts”) have also unanimously approved the Plan on behalf of Ultra Short Opportunities Fund.

  How do the Funds’ investment goals, principal investment strategies and risks compare?

Both Funds seek to provide current income consistent with the preservation of capital and low principal fluctuation. The following sections provide a comparison between the Funds with respect to their investment goals, principal investment strategies and risks as set forth in each Fund’s prospectus and statement of additional information. The information below is only a summary; for more detailed information, please see each Fund’s prospectus and statement of additional information.

	Limited Duration Fund	Ultra Short Opportunities Fund
INVESTMENT GOAL	The Fund seeks to provide current income consistent with preservation of capital and low principal fluctuation.	The Fund seeks to provide current income consistent with preservation of capital and low principal fluctuation.
PRINCIPAL INVESTMENT STRATEGIES

The Fund is a diversified fund and normally invests at least 80% of its assets in investment grade debt securities, including debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government, corporate bonds, mortgage-backed securities (including collateralized mortgage obligations) and asset-backed securities.

The Fund may invest the balance of its portfolio in similar securities rated below investment grade.

The Fund may invest up to 20% of its assets in foreign securities.

The Fund maintains a dollar-weighted average portfolio duration between one and three years in seeking to provide investors with a high level of current income while reducing price volatility.

The portfolio managers consider a security to be investment grade if it is rated in the top four ratings categories (e.g. BBB/Baa or above) by a nationally recognized statistical ratings organization.

Security ratings are determined at the time of investment and are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund’s portfolio managers. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase if the Fund’s portfolio managers consider the retention advisable.

The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps.  The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns.    Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with other types of investments.  The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund.

For purposes of determining compliance by the Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the Fund’s advisor, the derivative instrument provides investment exposure comparable to that of the security.   For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes

The Fund is a diversified fund and invests primarily, and may invest substantially all of its assets, in commercial and residential fixed and variable rate mortgage-backed securities, including collateralized mortgage obligations and other mortgage-related investments. These investments may be issued by private issuers not guaranteed or backed by the credit of the U.S. government or by an agency or instrumentality of the U.S. government.

The Fund may also invest any portion of its portfolio in other types of U.S. dollar-denominated investment grade debt securities, including short-term corporate securities, asset-backed securities, collateralized debt obligations and debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government.

The Fund may invest up to 25% of its assets in debt securities of issuers located in developed foreign countries, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank). The Fund’s investments in foreign debt securities may be denominated in either U.S. dollars or foreign currencies, subject to a limit of 10% of the Fund’s total assets invested in bonds denominated in foreign currencies, with no more than 3.33% of the Fund’s total assets invested in debt securities denominated in any single foreign currency.

The Fund may engage in covered dollar roll transactions, which allow the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date.

Under normal circumstances, the Fund intends to maintain an average portfolio duration of approximately one year or less.

The portfolio managers consider a security to be investment grade if it is rated in the top four ratings categories (e.g. BBB/Baa or above) by a nationally recognized statistical ratings organization.

The portfolio managers intend to maintain a minimum dollar-weighted average credit quality of Aa3, as defined by Moody’s Investor Services, Inc., or an equivalent rating by another nationally recognized statistical ratings organization.

Security ratings are determined at the time of investment and are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund’s portfolio managers. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase if the Fund’s portfolio managers consider the retention advisable. For the purposes of determining average credit quality, a security’s current ratings are considered.

The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps.  The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns.    Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with other types of investments.  The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund.

For purposes of determining compliance by the Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the Fund’s advisor, the derivative instrument provides investment exposure comparable to that of the security.   For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes

Each of the Funds has also adopted certain fundamental investment restrictions which may not be changed without the vote of a majority of the respective Fund’s outstanding shares, as defined in the 1940 Act.  The fundamental investment restrictions of the Funds are the same except as set forth in the table below.

Fundamental Investment Restriction	Limited Duration Fund	Ultra Short Opportunities Fund
Concentration

The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S.

government or its agencies or instrumentalities).

Further Explanation of Concentration Policy: The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

The Fund will normally invest more than 25% of its total assets in mortgage-backed and other mortgage-related securities (which may include securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy: The Fund will normally invest more than 25% of its total assets, taken at market value, in mortgage-backed and other mortgage-related securities (which may include securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

A portion of the securities held by Limited Duration Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds.

The following table compares the principal risks associated with an investment in the Funds.

Risk	Explanation	Limited Duration Fund	Ultra Short Opportunities Fund
Interest Rate Risk

When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays.

		Ö	Ö
Credit Risk	The value of your investment may decline if an issuer fails to pay an obligation on a timely basis.	Ö	Ö
Foreign Investment Risk

Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

		Ö	Ö
Mortgage- and Asset-Backed Securities Risk

Unlike traditional debt investments, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

		Ö	Ö
Derivatives Risk	The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments.	Ö	Ö
U.S. Government Securities Risk

In general, securities issued by U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury. The asset-backed and mortgage-backed securities that the Fund may invest in include those issued by private issuers, which are not guaranteed or backed by the credit of the U.S. government or by an agency or instrumentality of the U.S. government.

		Ö	Ö
Concentration Risk

The Fund will normally invest more than 25% of its assets in mortgage-backed and other mortgage-related securities (which may include securities that are issued or guaranteed by the U.S. government or its agencies or instumentalities). An investment in a fund that concentrates its investments in a single sector or industry entails greater risk than an investment in a fund that invests its assets in numerous sectors or industries. The Fund may be vulnerable to any financial, economic, political or other developments in its concentration sector or industry that may weaken the sector or industry. As a result, the Fund’s shares may fluctuate more widely in value than those of a fund investing in a number of different sectors or industries.

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For a description of each Fund’s risks and more detailed comparison of these risks, see the section entitled “Risks” below.

Each Fund has other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund’s prospectus and statement of additional information.

  How do the Funds’ performance records compare?

The following tables show how each Fund has performed in the past.  Past performance (before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

                The tables below show the percentage gain or loss for Class I shares of Limited Duration Fund and Class I shares of Ultra Short Opportunities Fund in each of the last ten calendar years.  For both Funds, the class shown is the oldest class or one of the oldest classes.  The tables should give you a general idea of the risks of investing in each Fund by showing how each Fund’s return has varied from year-to-year.  This table includes the effects of Fund expenses and reinvestment of all dividends and distributions, but not sales charges.  Returns for each Fund would be lower if sales charges were included.

Limited Duration Fund (Class I)[1]
	‘97	‘98	‘99	‘00	‘01	‘02	‘03	‘04	‘05	‘06
10%
8%				8.11%	8.37%
6%	6.49%	6.27%
4%						4.61%				4.65%
2%			3.34%				2.39%		2.30%
0%								1.93%
Best Quarter:	3rd Quarter 2001 +3.27%
Worst Quarter:	2nd Quarter 2004 -1.31%

Year-to-date total return as of 6/30/2007 is   ____%

Ultra Short Opportunities Fund (Class I)

	‘04	‘05	‘06
5%			5.13%
4%
3%	3.10%	3.23%
2%
1%
0%
Best Quarter:	3rd Quarter 2006 +1.82%
Worst Quarter:	2nd Quarter 2004 -0.19%

Year-to-date total return as of 6/30/2007 is ____%

                The following tables show each Fund’s average annual total returns by class over the past one-, five-, and ten-year periods and since inception, including applicable sales charges.  The after-tax returns shown for Limited Duration Fund are for Class I shares, and for Ultra Short Opportunities Fund, are for Class I shares.  After-tax returns for other classes will vary.  This table is intended to provide you with some indication of the risks of investing in each Fund by comparing the performance of Limited Duration Fund with that of the Lehman Brothers 1-3 Year Government/Credit Index (LB1-3GCI) and the performance of Ultra Short Opportunities Fund with that of Lehman Brothers Government/Credit 0-2.5 Year Index (LBGCO-2.5YI).  The LB1-3GCI is an unmanaged, broad based index comprised of fixed-rate bonds publicly issued by the U.S. government, U.S. government agencies and U.S. corporations. Bonds within the LB1-3GCI are rated investment grade (BBB) or higher and the average maturity of the bonds within the index is 1 to 2.99 years.  The LBGCO-2.5YI is a custom, unmanaged, broad-based total return index comprised of fixed and floating interest rate securities with maturities of less than 2.5 years, including those issued by the U.S. government, U.S. government agencies and U.S. corporations. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or fees or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2006)

Limited Duration Fund(1)(2)						Ultra Short Opportunities Fund
	Inception Date of Class	1 year	5 year	10 year	Performance Since 4/30/1994		Inception Date of Class	1 year	5 year	10 Year	Performance Since 5/29/2003
Class A	3/27/2002	2.10%	2.52%	4.49%	4.79%	Class A	5/29/2003	2.43%	N/A	N/A	2.88%
Class B	3/27/2002	1.62%	2.19%	4.33%	4.66%	Class A	5/29/2003	0.61%	N/A	N/A	1.62%
Class C	3/27/2002	2.62%	2.19%	4.32%	4.66%	(after taxes on distributions)(3)
Class I	11/24/1997	4.65%	3.17%	4.82%	5.05%	Class A	5/29/2003	1.55%	N/A	N/A	1.81%
Class I	11/24/1997	3.04%	1.79%	N/A	N/A	(after taxes on distributions and sale of Fund shares)(3)
(after taxes on distributions)(3)						Class B	5/29/2003	2.10%	N/A	N/A	2.69%
Class I	11/24/1997	3.00%	1.89%	N/A	N/A	Class C	5/29/2003	3.09%	N/A	N/A	2.82%
(after taxes on distributions and sale of Fund shares)(3)						Class I	5/29/2003	5.13%	N/A	N/A	3.84%
Class IS	7/28/1998	4.39%	2.91%	4.58%	4.80%
LB1-3GCI		4.25%	3.27%	4.98%	5.30%	LBGCO-2.5YI		4.66%	N/A	N/A	2.58%

(1) Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower. Historical performance shown for Class I prior to its inception is based on the Fund’s predecessor common trust fund’s (CTF) performance, adjusted for Class I expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions imposed by such Act. If the CTF had been registered, its performance might have been adversely affected.

        (2) Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I, the original class offered. The historical returns for Class IS have not been adjusted to reflect the effect of the class' 12b-1 fee. This fee is 0.25% for Class IS. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class IS would have been lower. Prior to 11/24/1997, the returns for Class IS are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for Class IS expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions imposed by such Act. If the CTF had been registered, its performance might have been adversely affected.

(3) The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. Due to the different tax treatment of CTFs, after-tax returns prior to 11/24/1997 cannot be calculated.

                Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

  How do the Funds’ sales charges and expenses compare?  Will I be able to buy, sell and exchange shares the same way?

The sales charges for the corresponding classes of each Fund are the same.  Limited Duration Fund offers five classes of shares -- Classes A, B, C, I and IS.  Ultra Short Opportunities Fund offers four classes of shares – Classes A, B, C and I.  All share classes are involved in the Merger.  If the Merger is completed, you will receive shares of the same class you currently own, except that Class IS shareholders of Limited Duration Fund will receive Class A shares of Ultra Short Opportunities Fund.  You will not pay any front-end or deferred sales charges in connection with the Merger.  The procedures for buying, selling and exchanging shares of the Funds are identical.  Class B shares of each Fund will continue to automatically convert to Class A shares after six years.  For more information, see the sections entitled “Purchase and Redemption Procedures” and “Exchange Privileges.”  For purposes of determining when Class B shares issued in the Merger to shareholders of Limited Duration Fund will convert to Class A shares, such shares will be deemed to have been purchased as of the date(s) each of the Class B shares of Limited Duration Fund were originally purchased.

The following tables allow you to compare the sales charges of the Funds.  The table entitled "Ultra Short Opportunities Fund Pro Forma" also shows you what the sales charges will be, assuming the Merger takes place.  Shareholders of Limited Duration Fund holding Class IS shares who receive Class A shares of Ultra Short Opportunities Fund in the Merger will not incur a front-end sales charge on subsequent purchases of Class A shares.

      Shareholder Fees (fees paid directly from your investment)

Limited Duration Fund
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I Class IS
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	2.25%(1)	None	None	None None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	2.00%	1.00%	None None
Ultra Short Opportunities Fund
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	2.25%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	2.00%	1.00%	None
Ultra Short Opportunities Fund Pro Forma
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	2.25%(2)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(2)	2.00%	1.00%	None

(1)   Effective through March 31, 2007: Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) of 1.00% upon redemption within one year. Effective April 1, 2007: Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a CDSC of 1.00% upon redemption within 18 months.

(2)   Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a CDSC of 1.00% upon redemption within 18 months.

The following tables allow you to compare the expenses of the Funds.  The table below entitled “Ultra Short Opportunities Fund Pro Forma (assuming Merger with Limited Duration Fund had occurred)” shows you what the expenses are estimated to have been for the twelve-month period ended December 31, 2006, assuming the Merger had taken place.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Limited Duration Fund (based on expenses for the fiscal year ended June 30, 2006)
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class A	0.22%	0.30%	0.19%	0.71%(1)
Class B	0.22%	1.00%	0.19%	1.41%
Class C	0.22%	1.00%	0.19%	1.41%
Class I	0.22%	0.00%	0.19%	0.41%
Class IS	0.22%	0.25%	0.19%	0.66%
Ultra Short Opportunities Fund (based on expenses for the 12 months ended December 31, 2006)
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses(2)(3)
Class A	0.36%	0.30%	0.35%	1.01%
Class B	0.36%	1.00%	0.35%	1.71%
Class C	0.36%	1.00%	0.35%	1.71%
Class I	0.36%	0.00%	0.35%	0.71%

Ultra Short Opportunities Fund

Pro Forma (assuming Merger with
Limited Duration Fund had occurred)

(based on what the estimated combined expenses of Ultra Short Opportunities Fund would have been for the 12 months ended December 31, 2006 assuming the merger of Limited Duration Fund into Ultra Short Opportunities Fund had occurred at the beginning of that period)(4)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses (Before Waiver)(5)	Total Annual Fund Operating Expenses (After Waiver)(6)

Class A	0.34%	0.30%	0.29%	0.93%	0.82%
Class B	0.34%	1.00%	0.29%	1.63%	1.57%
Class C	0.34%	1.00%	0.29%	1.63%	1.57%
Class I	0.34%	0.00%	0.29%	1.63%	0.57%

The Fund’s investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce the Fund’s expense ratio. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Fund Annual Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements.  Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.61% for Class A.

The Total Annual Fund Operating Expenses listed above include 0.16% of interest expense.  Excluding interest expense, Total Annual Fund Operating Expenses would be 0.85% for Class A, 1.55% for Class B, 1.55% for Class C, and 0.55% for Class I.

The Fund’s investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce the Fund’s expense ratio. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Fund Annual Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements.  Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 0.96% for Class A, 1.68% for Class B, 1.68% for Class C, and 0.68% for Class I.

Ultra Short Opportunities Fund will be the accounting survivor following the merger.

The Total Annual Fund Operating Expenses (before waiver) listed above include 0.10% of interest expense.  Excluding interest expense, Total Annual Fund Operating Expenses (Before Waiver) would be 0.83% for Class A, 1.53% for Class B, 1.53% for Class C, and 0.53% for Class I.

The Fund’s investment advisor has contractually agreed to waive the management fee and/or reimburse expenses for a period of two years beginning in September 2007 in order to limit direct Total Annual Fund Operating Expenses (After Waiver) so that they do not exceed, in the aggregate, 0.72% for Class A, 1.47% for Class B, 1.47% for Class C, and 0.47% for Class I.  These contractual limits do not include interest expense.

The examples below are intended to help you compare the cost of investing in Limited Duration Fund versus Ultra Short Opportunities Fund, both before and after the Merger, and are for illustration only.  The examples below show the total fees and expenses you would pay on a $10,000 investment over the identified periods.  The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of each Fund, any contractual fee waiver or expense reimbursements, the reinvestment of all dividends and distributions and that each Fund’s operating expenses are the same as described in the tables above.  Your actual costs may be higher or lower.

Example of Fund Expenses

Limited Duration Fund
Assuming Redemption at End of Period						Assuming No Redemption
After	Class A	Class B	Class C	Class I	Class IS	Class B	Class C
1 Year	$296	$344	$244	$42	$67	$144	$144
3 Years	$447	$546	$446	$132	$211	$446	$446
5 Years	$611	$771	$771	$230	$368	$771	$771
10 Years	$1,088	$1,324	$1,691	$518	$822	$1,324	$1,691
Ultra Short Opportunities Fund
Assuming Redemption at End of Period					Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$326	$374	$274	$73	$174	$174
3 years	$539	$639	$539	$227	$539	$539
5 years	$770	$928	$928	$395	$928	$928
10 years	$1,433	$1,664	$2,019	$883	$1,664	$2,019
Ultra Short Opportunities Fund Pro Forma (based on the merger of Limited Duration Fund into Ultra Short Opportunities Fund)
Assuming Redemption at End of Period					Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$307	$360	$260	$58	$160	$160
3 years	$493	$602	$502	$189	$502	$502
5 years	$707	$875	$875	$339	$875	$875
10 years	$1,322	$1,563	$1,922	$775	$1,563	$1,922

  Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger?  What will the advisory fee be after the Merger?

Management of the Funds

The overall management of each of Limited Duration Fund and Ultra Short Opportunities Fund is supervised by the Board of Trustees of Evergreen Select Fixed Income Trust and Evergreen Fixed Income Trust, respectively.

Investment Advisor

EIMC is the investment advisor to both Limited Duration Fund and Ultra Short Opportunities Fund. The following are some key facts about EIMC:

EIMC is a subsidiary of Wachovia Corporation, the fourth largest bank holding company in the United States based on total assets as of December 31, 2006.

EIMC has been managing mutual funds and private accounts since 1932.

EIMC manages over $104.8 billion in assets of the Evergreen funds as of December 31, 2006.

EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Sub-advisor to the Funds

Tattersall Advisory Group, Inc. (“TAG”) is the sub-advisor to both Limited Duration Fund and Ultra Short Opportunities Fund. Following are some key facts about TAG:

TAG has been managing mutual funds and private accounts since 1976.

TAG managed over $51.3 billion in assets as of December 31, 2006.

TAG is located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

Portfolio Managers

The day-to-day management of Ultra Short Opportunities Fund is handled by:

Lisa Brown-Premo is a Managing Director of the Mortgage-Backed and Structured Products Group at TAG. Ms. Brown-Premo has been a portfolio manager with TAG or one of its affiliated companies since 1996.

Robert Rowe is a Director and Senior Portfolio Manager of the Mortgage-Backed and Structured Products Group at TAG. Mr. Rowe has been a portfolio manager with TAG or one of its affiliated companies since 1998.

Ultra Short Opportunities Fund’s Statement of Additional Information (SAI) contains additional information about the Fund’s portfolio managers, including other accounts he or she manages, his or her ownership of Fund shares and elements of his or her compensation. Ms. Brown-Premo is also a portfolio manager of Limited Duration Fund.

Advisory Fees

For its management and supervision of the daily business affairs of Ultra Short Opportunities Fund, Ultra Short Opportunities Fund pays EIMC a fee at the following annual rate:

  0.40% of the first $250 million of average daily net assets of the Fund; plus
  0.35% of the next $250 million of average daily net assets of the Fund; plus
  0.30% of the next $500 million of average daily net assets of the Fund; plus
  0.25% of amounts over $1,000,000,000 of average daily net assets of the Fund.

For the fiscal year ended June 30, 2006, the aggregate advisory fee paid to EIMC by Ultra Short Opportunities Fund was:

0.33% of the Fund’s average daily net assets.

  Are there any legal proceedings pending against the Evergreen funds and/or EIMC?

                Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things.  The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms.  EIMC, Evergreen Investment Services, Inc. ("EIS") and Evergreen Service Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations.  Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the SEC informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen.  The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that known as Evergreen Small Company Growth Fund) during the period December 2000, through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001, through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices.  In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s account.  In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account.  Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business.  Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

EIS has entered into an agreement with the NASD settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

                In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits.  EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

                Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

  What will be the primary federal income tax consequences of the Merger?

It is intended that the Merger will be tax-free to shareholders for federal income tax purposes, although this result is not free from doubt. This means that neither shareholders nor the Funds will recognize a gain or loss directly as a result of the Merger. However, because Limited Duration Fund’s Merger will end the tax year of that Fund, the Merger may accelerate distributions from Limited Duration Fund to shareholders, which would result in a taxable event for federal income tax purposes.

The cost basis and holding period of shares in Limited Duration Fund will carry over to the shares in Ultra Short Opportunities Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to the shareholder for federal income tax purposes if the shareholder holds the shares in a taxable account.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

RISKS

  What are the principal risks of investing in each Fund?

An investment in each Fund is subject to certain risks.  There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goal.  The following tables and discussions highlight the principal risks associated with an investment in each of the Funds.

Limited Duration Fund	Ultra Short Opportunities Fund
Each Fund is subject toInterest Rate Risk.

When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the duration or maturity of a debt security held by a Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, a Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might be unable to maintain its dividend or benefit from any increase in value as a result of declining interest rates.

Limited Duration Fund	Ultra Short Opportunities Fund
Each Fund is subject to Credit Risk.

Credit risk refers to the possibility that the issuer of a security held by a Fund or the counterparty to a contract with a Fund may not be able to pay interest and principal when due or otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk will be heightened if a Fund invests in debt securities with medium- and lower-rated credit quality ratings.

Limited Duration Fund	Ultra Short Opportunities Fund
Each Fund is subject toForeign Investment Risk.

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Income the Fund receives from its investments in foreign securities may be subject to withholding and other taxes, in which case the Fund's yield would be reduced. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund’s investments in certain foreign countries. Foreign settlement procedures and trade regulations may involve increased risk (such as delay in payment or delivery of securities) or risks not present in the settlement of domestic investments. Legal remedies available to investors may be more limited in foreign markets. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Limited Duration Fund	Ultra Short Opportunities Fund
Each Fund is subject to Mortgage- and Asset-Backed Securities Risk.

Unlike traditional debt investments, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the repayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that a Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for a Fund to buy or sell. The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. Asset-backed and mortgage-backed securities in which a Fund invests include those issued by private issuers, which are not guaranteed or backed by the credit of the U.S. government or by an agency or instrumentality of the U.S. government.

Limited Duration Fund	Ultra Short Opportunities Fund
Each Fund is subject to Derivatives Risk.

The Fund may, but will not necessarily, use derivatives, which are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit quality of the company or security to which it relates and the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company or security.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since their value is calculated and derived from the value of other assets, reference rates or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to closely track, and the risk that a derivative transaction may not have the effect the Fund’s investment advisor anticipated. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund's performance, it may instead reduce returns and increase volatility.

Limited Duration Fund	Ultra Short Opportunities Fund
Each Fund is subject toU.S. Government Securities Risk.

The debt instruments issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, in which a Fund invests, typically include mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations ("CMOs") issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks ("FHLB"). Securities issued by Ginnie Mae, but not those issued by Fannie Mae, Freddie Mac or FHLB, are backed by the full faith and credit of the U.S. government. Fannie Mae, Freddie Mac and FHLB, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government and are supported only by the credit of the issuer itself. In general, securities issued by the U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury. The asset-backed and mortgage-backed securities that the Fund may invest in include those issued by private issuers, which are not guaranteed or backed by the credit of the U.S. government or by an agency or instrumentality of the U.S. government.

Limited Duration Fund	Ultra Short Opportunities Fund
Concentration Risk is not a principal investment risk of the Fund.	The Fund is subject toInverse Floater Risk.

                The Fund will normally invest more than 25% of its assets in mortgage-backed and other mortgage-related securities (which may include securities that are issued or guaranteed by the U.S. government or its agencies or instumentalities). An investment in a fund that concentrates its investments in a single sector or industry entails greater risk than an investment in a fund that invests its assets in numerous sectors or industries. The Fund may be vulnerable to any financial, economic, political or other developments in its concentration sector or industry that may weaken the sector or industry. As a result, the Fund’s shares may fluctuate more widely in value than those of a fund investing in a number of different sectors or industries.

  What are some of the other investment strategies and related risks associated with each Fund?

                Each Fund may borrow money temporarily to meet redemption requests and/or to settle investment transactions. The Funds may also enter into reverse repurchase agreements, TBA mortgage securities, mortgage dollar rolls, and invest in derivatives to enhance its investment return. These transactions may result in leverage. Leverage may magnify the risks associated with an investment or cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s investments.

Although not a principal investment strategy, Limited Duration Fund may engage in covered dollar roll transactions, which allow the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date.

Each Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions.  This strategy is inconsistent with the Funds’ principal investment strategies and investment goal, and if employed, could result in lower returns and loss of market opportunity.

                Both Funds generally do not take portfolio turnover into account when making investment decisions.  The Funds can experience a high rate of portfolio turnover (greater than 100%) in any given fiscal year.  When this happens, a Fund can incur greater brokerage and other transaction costs which are borne by the Funds and their shareholders.  This can also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Each Fund lists its portfolio turnover in the table in the "Financial Highlights" section of its prospectus.

MERGER INFORMATION

Reasons for the Merger

At meetings held on June 13 -14, 2007, a majority of the Trustees of Evergreen Select Fixed Income Trust, including all of the Independent Trustees, considered and unanimously approved the Merger; they determined that the Merger was in the best interests of Limited Duration Fund and that the interests of existing shareholders of Limited Duration Fund would not be diluted as a result of the transaction.

Before approving the Plan, the Trustees reviewed information about the Funds and the proposed Merger.  These materials set forth a comparison of various factors, such as the relative sizes of the Funds as well as a comparison of the Funds’ investment goals and principal investment strategies, specific portfolio characteristics and historical performance records.  The Trustees took into account a number of factors in considering the proposed Merger.  For example, the Trustees considered the generally similar investment approaches of the Funds.  They considered that Ultra Short Opportunities Fund has a higher expense ratio than does Limited Duration Fund, but that Ultra Short Opportunities Fund has nonetheless recently achieved better performance results than Limited Duration Fund. The Trustees also considered the view expressed by EIMC that the combination of the Funds should help Limited Duration Fund to achieve greater scale, potentially providing the Fund's management team with greater flexibility and enhanced returns.

In addition, the Trustees, including the Independent Trustees, considered among other things:

the terms and conditions of the Merger and concluded that they were fair and reasonable;

that EIMC will bear the expenses incurred by Limited Duration Fund and Ultra Short Opportunities Fund in connection with the Merger and concluded that the Funds would not be negatively impacted by the expenses of the Merger being borne by EIMC;

that the Merger is expected to be tax-free for federal income tax purposes;

the relative tax situations of Limited Duration Fund and Ultra Short Opportunities Fund (including limitations resulting from the Merger on the use of realized losses to offset future gains) and concluded that the likely tax effects of the Merger on Limited Duration Fund shareholders should not be seen, in light of all the aspects of the proposed Merger, as dilutive of Limited Duration Fund shareholders’ interests.

During their consideration of the Merger, the Independent Trustees met with counsel to the Independent Trustees regarding the legal issues involved.

Accordingly, on the basis of these factors, together with other factors and information the Trustees considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees concluded that the proposed Merger would be in the best interests of Limited Duration Fund and that the interests of existing shareholders of Limited Duration Fund would not be diluted as a result of the transaction..

The Trustees of Evergreen Fixed Income Trust also approved the Merger on behalf of Ultra Short Opportunities Fund.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (attached as Exhibit A hereto).

The Plan provides that Ultra Short Opportunities Fund will acquire all of the assets of Limited Duration Fund in exchange for shares of Ultra Short Opportunities Fund and the assumption by Ultra Short Opportunities Fund of all of the liabilities of Limited Duration Fund on or about October 13, 2007 or such other date as may be agreed upon by the parties (the “Closing Date”).  Prior to the Closing Date, Limited Duration Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable as of the Closing Date.

The number of full and fractional shares of each class of Ultra Short Opportunities Fund to be received by the shareholders of each class of Limited Duration Fund will be determined by multiplying the number of full and fractional shares outstanding of each class of Limited Duration Fund by the ratio computed by dividing the net asset value per share of the respective class of shares of Limited Duration Fund by the net asset value per share of the respective class of shares of Ultra Short Opportunities Fund (except for Class IS shares).  Such computations will take place as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the “Valuation Date”). The net asset value per share of each class will be determined separately by dividing assets, less liabilities, by the total number of outstanding shares attributable to the respective class.

State Street Bank and Trust Company, the custodian for the Funds, will compute the value of each Fund’s respective portfolio of securities in accordance with its regular practice in pricing the shares and assets of Ultra Short Opportunities Fund.  The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of Ultra Short Opportunities Fund.

.

At or prior to the Closing Date, Limited Duration Fund will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to Limited Duration Fund’s shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) substantially all of the Limited Duration Fund’s net investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable periods ending on or prior to the Closing Date, and any net tax exempt income and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after the reductions for any capital loss carryforward).

As soon after the Closing Date as conveniently practicable, Limited Duration Fund will liquidate and distribute pro rata to Limited Duration Fund shareholders of record as of the close of business on the Valuation Date the full and fractional shares of Ultra Short Opportunities Fund received by Limited Duration Fund.  Such liquidation and distribution will be accomplished by establishing accounts in the names of Limited Duration Fund’s shareholders with Ultra Short Opportunities Fund’s records maintained by its transfer agent.  Each account will receive the respective pro rata number of full and fractional shares of Ultra Short Opportunities Fund due to such shareholder of Limited Duration Fund.  All issued and outstanding shares of Limited Duration Fund, including those represented by certificates, will be canceled.  The shares of Ultra Short Opportunities Fund to be issued will have no preemptive or conversion rights.  After these distributions and the winding up of its affairs, Limited Duration Fund will be terminated as a series of Evergreen Select Fixed Income Trust.

The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by Limited Duration Fund’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in “Federal Income Tax Consequences” below.  Notwithstanding the approval by Limited Duration Fund’s shareholders, the Plan may be terminated (a) by the mutual agreement of Limited Duration Fund and Ultra Short Opportunities Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

Whether or not the Merger is consummated, EIMC will pay all expenses incurred by Limited Duration Fund and Ultra Short Opportunities Fund in connection with the Merger (including the cost of any proxy solicitor).  No portion of the expenses incurred in connection with the Merger, except portfolio transaction costs incurred in purchasing or disposing of securities, will be borne directly or indirectly by Limited Duration Fund, Ultra Short Opportunities Fund or their respective shareholders.

If Limited Duration Fund’s shareholders do not approve the Merger, the Trustees may consider other possible courses of action in the best interests of Limited Duration Fund.

Federal Income Tax Consequences

The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  As a condition to the closing of the Merger, Limited Duration Fund and Ultra Short Opportunities Fund will receive an opinion from Ropes & Gray LLP to the effect that, although not free from doubt, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

  (1)          The transfer of all of the assets of Limited Duration Fund solely in exchange for shares of Ultra Short Opportunities Fund and the assumption by Ultra Short Opportunities Fund of all of the liabilities of Limited Duration Fund followed by the distribution of Ultra Short Opportunities Fund’s shares to the shareholders of Limited Duration Fund in liquidation of Limited Duration Fund will constitute a “reorganization” within the meaning of section 368(a) of the Code, and Ultra Short Opportunities Fund and Limited Duration Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)           No gain or loss will be recognized by Ultra Short Opportunities Fund upon the receipt of the assets of Limited Duration Fund solely in exchange for the shares of Ultra Short Opportunities Fund and the assumption by Ultra Short Opportunities Fund of all of the liabilities of Limited Duration Fund;

(3)           No gain or loss will be recognized by Limited Duration Fund on the transfer of its assets to Ultra Short Opportunities Fund in exchange for Ultra Short Opportunities Fund’s shares and the assumption by Ultra Short Opportunities Fund of all of the liabilities of Limited Duration Fund or upon the distribution (whether actual or constructive) of Ultra Short Opportunities Fund’s shares to Limited Duration Fund’s shareholders in exchange for their shares of Limited Duration Fund;

(4)           No gain or loss will be recognized by Limited Duration Fund’s shareholders upon the exchange of their shares of Limited Duration Fund for shares of Ultra Short Opportunities Fund in liquidation of Limited Duration Fund;

(5)           The aggregate tax basis of the shares of Ultra Short Opportunities Fund received by each shareholder of Limited Duration Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of Limited Duration Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of Ultra Short Opportunities Fund received by each shareholder of Limited Duration Fund will include the period during which the shares of Limited Duration Fund exchanged therefore were held by such shareholder (provided that the shares of Limited Duration Fund were held as a capital asset on the date of the Merger); and

(6)           The tax basis of the assets of Limited Duration Fund acquired by Ultra Short Opportunities Fund will be the same as the tax basis of such assets to Limited Duration Fund immediately prior to the Merger, and the holding period of such assets in the hands of Ultra Short Opportunities Fund will include the period during which the assets were held by Limited Duration Fund.

                Ropes & Gray LLP will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

                The opinion will be based on certain factual certifications made by officers of Limited Duration Fund and Ultra Short Opportunities Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent; it is possible that the Internal Revenue Service (the “IRS”) could disagree with Ropes & Gray LLP’s opinion.

Opinions of counsel are not binding upon the IRS or the courts.  If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Limited Duration Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Limited Duration Fund shares and the fair market value of Ultra Short Opportunities Fund shares he or she received.  Shareholders of Limited Duration Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances.  Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of Limited Duration Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

A portion of the portfolio assets of Limited Duration Fund may be sold in connection with the Merger.  The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Limited Duration Fund’s basis in such assets.  Any net capital gains recognized in these sales will be distributed to Limited Duration Fund’s shareholders as capital gains dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale, and such distributions will be taxable to shareholders.  As of May 22, 2007, Limited Duration Fund had no net unrealized appreciation.

In addition, since the shareholders of Limited Duration Fund will receive shares of Ultra Short Opportunities Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in Ultra Short Opportunities Fund’s assets, as well as any taxable gains realized by Ultra Short Opportunities Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by Ultra Short Opportunities Fund.  As of May 22, 2007, Ultra Short Opportunities Fund had no net unrealized appreciation.

                Prior to the closing of the Merger, Limited Duration Fund will, and Ultra Short Opportunities Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders.

Ultra Short Opportunities Fund’s ability to carry forward the pre-Merger losses of the Limited Duration Fund to offset post-Merger gains of the combined fund may be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the Closing Date, Ultra Short Opportunities Fund will not be allowed to offset gains built into either Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund. The effect of these limitations will depend on the losses and gains in each Fund at the time of the Merger and thus cannot be calculated precisely at this time. As of May 22, 2007, Limited Duration Fund and Ultra Short Opportunities Fund had capital loss carryforwards of approximately $8 million (3% of the Fund's net assets) and $8 million (1% of the Fund's net assets), respectively.

Pro Forma Capitalization

The following table sets forth the capitalizations of each of Limited Duration Fund and Ultra Short Opportunities Fund as of December 31, 2006 and the capitalization of Ultra Short Opportunities Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value.  The pro forma data reflects an exchange ratio of approximately 1.03 for each of Class A, Class B, Class C and Class I shares, respectively, of Ultra Short Opportunities Fund issued for each Class A, Class B, Class C, Class I and Class IS share, respectively, of Limited Duration Fund.  Ultra Short Opportunities Fund will be the accounting survivor following the Merger.

	Limited Duration Fund	Ultra Short Opportunities Fund	Pro Forma Adjustments	Ultra Short Opportunities Fund (Pro Forma)
Net Assets
Class A	$3,475,729	$91,159,411	$4,650,659	$99,285,799
Class B	$4,082,318	$19,489,055		$23,571,373
Class C	$6,628,679	$75,217,502		$81,846,181
Class I	$270,930,288	$410,812,200		$681,742,488
Class IS	$4,650,659		($4,650,659)
Total Net Assets	$289,767,673	$596,678,168		$886,445,841
Net Asset Value Per Share
Class A	$10.10	$9.77		$9.77
Class B	$10.10	$9.77		$9.77
Class C	$10.10	$9.77		$9.77
Class I	$10.10	$9.77		$9.77
Class IS	$10.10
Shares Outstanding
Class A	344,116	9,331,008	487,698	10,162,822
Class B	404,132	1,994,906	13,734	2,412,772
Class C	656,207	7,699,267	22,307	8,377,781
Class I	26,821,232	42,052,223	912,056	69,785,511
Class IS	460,402		(460,402)
Total Shares Outstanding	28,686,089	61,077,404	975,393	90,738,886

The table set forth above assumes the Merger was consummated on December 31, 2006 and is for informational purposes only.  No assurance can be given as to how many shares of Ultra Short Opportunities Fund will be received by the shareholders of Limited Duration Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Ultra Short Opportunities Fund that actually will be received on or after such date.  The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the Valuation Date.

Distribution of Shares

EIS acts as principal underwriter of the shares of Limited Duration Fund and Ultra Short Opportunities Fund.  EIS distributes each Fund’s shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries.  Limited Duration Fund offers five classes of shares and Ultra Short Opportunities Fund offers four classes of shares.  Both Funds offer Class A, Class B, Class C and Class I shares of each Fund and Limited Duration also offers Class IS shares. All share classes are involved in the Merger. Each class has a separate distribution arrangement and bears its own distribution expenses. (See “Distribution-Related and Shareholder Servicing-Related Expenses” below).

In the proposed Merger, Limited Duration Fund shareholders (except for Class IS shareholders) will receive shares of Ultra Short Opportunities Fund having the same class designation and the same arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the shares they currently hold.  Class IS shareholders of Limited Duration Fund will receive Class A shares of Ultra Short Opportunities Fund in the proposed Merger.  Class IS shares pay lower Rule 12b-1 distribution and service fees than Class A shares.  See “Summary of the Merger” in this document and “Fees and Expenses” in Ultra Short Opportunities Fund’s prospectus for more information.

Because the Merger will be effected at net asset value without the imposition of a sales charge, Limited Duration Fund shareholders will receive Ultra Short Opportunities Fund shares without paying any front-end sales charge or CDSC as a result of the Merger.  Ultra Short Opportunities Fund Class B and Class C shares received by Limited Duration Fund shareholders as a result of the Merger will continue to be subject to a CDSC upon subsequent redemption, but the CDSC will be based on the date of the original purchase of Limited Duration Fund shares and will be subject to the CDSC schedule applicable to Limited Duration Fund shares on the date of the original purchase of such shares.

The following is a summary description of the charges and fees applicable to the Class A, Class B, Class C and Class I shares of Ultra Short Opportunities Fund.  More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund’s prospectus and statement of additional information.

Class A Shares.  Class A shares may pay a front-end initial sales charge of up to 2.25% of the offering price and, as indicated below, are subject to distribution-related fees.  For a description of the front-end sales charge applicable to the purchase of Class A shares see “How to Choose the Share Class that Best Suits You” in the prospectus of Ultra Short Opportunities Fund.  No front-end sales charge will be imposed on Class A shares of Ultra Short Opportunities Fund received by Limited Duration Fund shareholders as a result of the Merger.

Class B Shares.  Class B shares are sold without a front-end sales charge but are subject to a CDSC, which ranges from 2.00% to 0.50% if shares are redeemed within four years.  In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below.  Class B shares automatically convert to Class A shares after six years.  For purposes of determining when Class B shares issued in the Merger to shareholders of Limited Duration Fund will convert to Class A shares, such shares will be deemed to have been purchased as of the date(s) each of the Class B shares of Limited Duration Fund were originally purchased.

Class B shares are subject to higher distribution-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares).  The higher distribution-related fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

Class C Shares.  Class C shares are sold without a front-end sales charge and are subject to distribution-related and shareholder servicing-related fees.  Class C shares are subject to a 1.00% CDSC if such shares are redeemed within one year.  Class C shares issued to shareholders of Limited Duration Fund in connection with the Merger will continue to be subject to the CDSC schedule in place at the time of their original purchase.  Class C shares incur higher distribution-related fees than Class A shares, but unlike Class B shares, do not convert to any other class of shares.

Class I Shares.  Class I shares are sold at net asset value without any front-end sales charges or CDSC and are not subject to distribution-related fees.  Class I shares are only available to certain classes of investors as is more fully described in the prospectus for the Fund.

Additional information regarding the classes of shares of each Fund is included in each Fund’s prospectus and statement of additional information.

Distribution-Related and Shareholder Servicing-Related Expenses.  Each Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of the average daily net assets attributable to the class.  Payments with respect to Class A shares are currently limited to 0.30% of the average daily net assets attributable to the class. This amount may be increased to the full plan rate for each Fund by the Trustees without shareholder approval.

                Each Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which each class may pay for distribution-related expenses at an annual rate which may not exceed 1.00% of the average daily net assets attributable to the class.  Of the total 1.00% Rule 12b-1 fees, up to 0.25% may be for payment with respect to “shareholder services.”  Consistent with the requirements of Rule 12b-1 and the applicable rules of NASD Regulation, following the Merger, Ultra Short Opportunities Fund may make distribution-related and shareholder servicing-related payments with respect to Limited Duration Fund shares sold prior to the Merger.

No Rule 12b-1plan has been adopted for the Class I shares of either Fund.

Limited Duration Fund has adopted a Rule 12b-1 plan with respect to its Class IS shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of the average daily net assets attributable to the class. Payments with respect to Class IS shares are currently limited to 0.25% of the average daily net assets attributable to the class.

                Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its prospectus and statement of additional information.

Calculating the Share Price

The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund’s total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund.  A Fund's NAV is normally calculated using the value of the Fund’s assets as of 4:00 p.m. ET on each day the New York Stock Exchange (NYSE) is open for regular trading. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the NYSE closes earlier than 4:00 p.m. ET or under certain unusual circumstances.

The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges) and all required information is provided.

Valuing a Fund’s Investments

A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally values portfolio securities by using current market prices. Money market securities and short-term debt securities that mature in 60 days or less, however, are generally valued at amortized cost, which approximates market value.

Because certain of the securities in which a Fund invests (e.g., foreign securities that trade on foreign exchanges) may trade on days that the Fund does not price its shares (e.g., days the NYSE is closed), the value of securities the Fund holds may change on days when shareholders will not be able to purchase or sell shares of the Fund.  Accordingly, the price of the Fund's shares will not reflect any such changes until the Fund’s NAV is next calculated.

Valuing securities at a “fair value.”If a market price for a security is not readily available or is deemed unreliable, a Fund will use a “fair value” for the security as determined under policies established and reviewed periodically by the Fund’s Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund’s portfolio could be different from the actual value at which those securities could be sold in the market.

The following paragraphs identify particular types of securities that are often fair valued.  While the Evergreen funds’ fair value policies apply to all of the Evergreen funds, the amount of any particular Fund’s portfolio that is fair valued will vary based on, among other factors, the Fund’s exposure to these types of securities.  Because certain Evergreen funds invest a substantial amount of their assets in certain of these types of securities, it is possible that fair value prices will be used by such funds to a significant extent.

• Securities that trade on foreign exchanges.Many foreign exchanges close substantially before a Fund calculates its NAV, and events occurring after such foreign exchanges close may materially affect the value of securities traded in those markets.  Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund that holds such securities values its shares. In such instances, a Fund may fair value such securities.

• Securities quoted in foreign currencies.  A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars. Changes in the value of those currencies in relation to the U.S. dollar will affect the Fund’s NAV. Because a Fund normally converts foreign prices into U.S. dollars using exchange rates determined at 2:00 p.m. ET each day the Fund's NAV is calculated, any changes in the value of a foreign currency after 2:00 p.m. ET normally will not be reflected in the Fund's NAV that day. However, if an event or development occurs after 2:00 p.m. ET that materially affects a foreign exchange rate, a Fund may value foreign securities in accordance with a later exchange rate.

• Debt securities with more than 60 days to maturity.  A Fund will generally value debt securities that mature in more than 60 days for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as the prices of securities with similar characteristics, such as yields, maturities, liquidity and ratings.

Small Account Fee

                The Funds reserve the right to assess a $15 annual low balance fee on each Fund account with a value of less than $1,000.  The Funds will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer sponsored retirement and/or qualified plans or (iv) other accounts as may be determined from time to time by the Funds.  The Funds will notify a shareholder prior to assessing this fee, so that the shareholder can increase his account balance above the minimum, consolidate his accounts, or liquidate his account.

Purchase and Redemption Procedures

                Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above.

The minimum initial purchase requirement for Class A, Class B and Class C shares of each Fund is $1,000 while the minimum initial purchase requirement for Class I shares is $1,000,000.  There is no minimum for subsequent purchases of shares of either Fund.  For more information, see “How to Buy Shares – Minimum Investments” in each Fund’s prospectus.  Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the NYSE is open for trading.  Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash.

Each Fund may involuntarily redeem shareholders’ accounts that have less than the minimum initial investment requirement of invested funds.  All funds invested in each Fund are invested in full and fractional shares.  The Funds reserve the right to reject any purchase order.   Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, and the tax consequences of investing in the Funds is contained in each Fund's prospectus and statement of additional information.

Short-Term Trading Policy

Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise negatively impact on, the value of the Fund’s shares held by long-term shareholders.

To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen Fund, that investor is “blocked” from purchasing shares of that Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

Money market funds;

Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;

Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;

Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans;

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor’s investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor’s trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund’s ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund’s short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

Exchange Privileges

Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other Evergreen fund.  No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000 for Classes A, B and C shares and $1,000,000 for Class I shares.  Also, an exchange into a Fund creates a taxable event. Further information regarding the current exchange privileges, the requirements and limitations attendant thereto, and the tax implications are described in each Fund’s prospectus and statement of additional information.

Dividend Policy

Both Funds distribute their investment company taxable income monthly and theirnet realized gains at least annually to shareholders of record on the dividend record date.  Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected.  See each Fund's prospectus for further information concerning dividends and distributions.

After the Merger, shareholders of Limited Duration Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Ultra Short Opportunities Fund reinvested in shares of Ultra Short Opportunities Fund.  Shareholders of Limited Duration Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Ultra Short Opportunities Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Ultra Short Opportunities Fund.

Both Ultra Short Opportunities Fund and Limited Duration Fund havequalified and intendto continue to qualify to be treated as regulated investment companies under the Code.  To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income.  While so qualified, so long as the Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed.  A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year.  Each Fund anticipates meeting such distribution requirements.

INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

Limited Duration Fund and Ultra Short Opportunities Fund are series of Evergreen Select Fixed Income Trust and Evergreen Fixed Income Trust, respectively, which are open-end management investment companies registered with the SEC under the 1940 Act, and which continuously offer shares to the public.  Each Trust is organized as a Delaware statutory trust and is governed by its respective Amended and Restated Agreement and Declaration of Trust (each a “Declaration of Trust”), its Amended and Restated By-Laws, and applicable Delaware and federal law.

Capitalization

The beneficial interests in Ultra Short Opportunities Fund and Limited Duration Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share.  Each Fund’s governing documents permit the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval.  Fractional shares may be issued by either Fund.  Each Fund’s shares represent equal proportionate interests in the assets belonging to the Fund.  Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees.  Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and, by Fund, as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations.  Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists.  As a result, to the extent that the Trusts or shareholders of the Trusts are subject to the jurisdiction of a court that does not apply Delaware law, shareholders of the relevant Trust may be subject to liability.  To guard against this risk, each Declaration of Trust (a) provides that any written obligation of such Trust may contain a statement that such obligation may only be enforced against the assets of the relevant Trust or the particular series in question and the obligation is not binding upon the shareholders of the relevant Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the relevant Trust.  Accordingly, the risk of a shareholder of Evergreen Select Fixed Income Trust or Evergreen Fixed Income Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability should be limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the relevant Trust itself is unable to meet its obligations.

Shareholder Meetings and Voting Rights

Neither Fund is required to hold annual meetings of shareholders.  A meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holder(s) of at least 10% of the outstanding shares of the relevant Trust.  Each Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Trust currently intends to hold regular shareholder meetings.  Cumulative voting is not permitted.  Except when a larger quorum is required by applicable law, 25% of the outstanding shares of a Fund entitled to vote constitutes a quorum for consideration of a matter.  For each Fund, when a quorum is present a majority (greater than 50%) of the votes cast is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

Under each Declaration of Trust of the Trust, each share of Ultra Short Opportunities Fund and Limited Duration Fund, as applicable, is entitled to one vote for each dollar and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

Liquidation

In the event of the liquidation of Ultra Short Opportunities Fund or Limited Duration Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class.  In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

Under each Declaration of Trust, a Trustee is liable to the relevant Trust and its shareholders only for such Trustee’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee’s functions.  As provided in each Declaration of Trust, each Trustee of the relevant Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee’s action was in or not opposed to the best interests of the relevant Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee’s conduct was unlawful (collectively, “disabling conduct”).  A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or on a reasonable determination based on the facts by (a) a vote of a majority of a quorum of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion.  Each Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the relevant Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of each Trust’s Declaration of Trust, By-Laws and Delaware law and is not a complete description of those documents or law.  Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

This Prospectus/Proxy Statement is being sent to shareholders of Limited Duration Fund in connection with the solicitation of proxies by the Trustees of Evergreen Select Fixed Income Trust, to be used at a Special Meeting of Shareholders (the “Meeting”) to be held at 10:30 a.m., Eastern time, September 28, 2007, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, and at any adjournments thereof.  This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Limited Duration Fund on or about August 6, 2007.  Only shareholders of record as of the close of business on June 29, 2007 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. The costs incurred in connection with the solicitation of proxies and the costs of holding the Meeting will be borne by EIMC.

If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy card in accordance with the instructions marked thereon.  Proxy cards that are returned signed but unmarked will be voted FOR approval of the Plan in the discretion of the proxies named therein or with respect to other matters.  Proxy cards that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and will have the effect of a vote against the Plan.  A proxy may be revoked at any time at or before the Meeting by written notice to the Secretary of Evergreen Select Fixed Income Trust at the address set forth on the cover of this Prospectus/Proxy Statement, by attendance at the meeting and voting in person, or by telephone or Internet.  Any shareholder who has returned a properly executed proxy card, including a broker who may hold shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation to the Trust prior to the date of the Meeting, by submitting a later dated and properly executed proxy card to the Trust prior to the date of the Meeting, or by telephone or Internet.  Subsequent proxies submitted in accordance with the methods prescribed by this Prospectus/Proxy Statement will supersede proxies previously submitted.  Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan.

Approval of the Plan will require the affirmative vote of a majority of the outstanding voting securities of Limited Duration Fund (as defined in the 1940 Act).  A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the shares of Limited Duration Fund that are present or represented by proxy at the Meeting, if more than 50% of the shares outstanding are present in person or by proxy at the Meeting; or (b) more than 50% of the shares of Limited Duration Fund outstanding.

In voting on the Plan, all classes of Limited Duration Fund will vote together as if they were a single class, and each share will be entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

                Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of Limited Duration Fund (who will not be paid for their soliciting activities). In addition, The Altman Group, the Fund’s proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions.   Evergreen Investment Management Company, LLC, the investment advisor for Limited Duration Fund and Ultra Short Opportunities Fund, will pay approximately $28,000 in solicitation fees as well as any other expenses of the Merger.   If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See the back of this Prospectus/Proxy Statement for voting instructions.)

If Limited Duration Fund shareholders do not vote to approve the Merger, the Trustees may consider other possible courses of action in the best interests of shareholders. In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal.  They will vote against any such adjournment those proxies required to be voted against the proposal.  The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, either in person or by proxy; or in his or her discretion by the chair of the Meeting.  Abstentions and broker non-votes will not be voted on a motion to adjourn.

A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares.  However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of Ultra Short Opportunities Fund which they receive in the transaction at their then-current net asset value.  Shares of Limited Duration Fund may be redeemed at any time prior to the consummation of the Merger.  Shareholders of Limited Duration Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

Limited Duration Fund does not hold annual shareholder meetings.  If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Evergreen Select Fixed Income Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Fund a reasonable period of time prior to the meeting.

The votes of the shareholders of Ultra Short Opportunities Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Merger.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES.  Please advise Limited Duration Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

For each class of the Limited Duration Fund's shares entitled to vote at the meeting, the number of shares outstanding as of the Record Date was as follows:

Class of Shares	Number of Shares Outstanding and Entitled to Vote
Class A
Class B
Class C
Class I
Class IS
All Classes

As of the Record Date, the officers and Trustees of Evergreen Select Fixed Income Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Limited Duration Fund.  To Evergreen Select Fixed Income Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the following classes of Limited Duration Fund’s outstanding shares as of the Record Date:

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class Upon Consummation of Merger

As of the Record Date, the officers and Trustees of Evergreen Fixed Income Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Ultra Short Opportunities Fund.  To Evergreen Fixed Income Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the following classes of Ultra Short Opportunities Fund’s outstanding shares as of the Record Date:

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class Upon Consummation of Merger

THE TRUSTEES OF EVERGREEN SELECT FIXED INCOME TRUST RECOMMEND APPROVAL OF THE PLAN. ANY PROPERLY EXECUTED PROXY CARDS RECEIVED WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

FINANCIAL STATEMENTS

The Merger SAI includes the following: (i) the audited financial statements of Limited Duration Fund and Ultra Short Opportunities Fund as of June 30, 2006, respectively, including the financial highlights for the periods indicated therein and the reports of KPMG LLP, the Funds’ independent registered public accounting firm, thereon, and (ii) the unaudited financial statements of Limited Duration Fund and Ultra Short Opportunities Fund as of December 31, 2006, including the financial highlights for the periods indicated therein.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Ultra Short Opportunities Fund will be passed upon by Ropes & Gray LLP, Boston, Massachusetts and Richards, Layton & Finger, P.A., Wilmington, Delaware.

ADDITIONAL INFORMATION

Limited Duration Fund and Ultra Short Opportunities Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC.  These items can be inspected and copies obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Woolworth Building, 233 Broadway, New York, New York 10279.

OTHER BUSINESS

The Trustees of Evergreen Select Fixed Income Trust do not intend to present any other business at the Meeting.  If, however, any other matters are properly brought before the Meeting or any adjournment(s) thereof, the persons named in the properly executed proxy cards will vote thereon in accordance with their judgment.

August 6, 2007

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration.  For example:

REGISTRATION                                                      VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.                                                                               ABC Corp.

(2) ABC Corp.                                                                               John Doe, Treasurer

(3) ABC Corp.                                                                               John Doe

      c/o John Doe, Treasurer

(4) ABC Corp. Profit Sharing Plan                                             John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust                                                                               Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee                                                              Jane B. Doe

      u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.                                                               John B. Smith

        f/b/o John B. Smith, Jr. UGMA

(2) John B. Smith                                                                          John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

Read the Prospectus/Proxy Statement and have your proxy card at hand.

Call the toll-free number indicated on your proxy card.

Enter the control number found on your proxy card.

Follow the simple recorded instructions.

VOTE BY INTERNET: Read the Prospectus/Proxy Statement and have your proxy card at hand. Go to the website indicated on your proxy card and follow the voting instructions.

The above methods of voting are generally available 24 hours a day.  Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call The Altman Group, our proxy solicitor, at 1.800.821.8781(toll free).

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

                        THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 22nd day of June, 2007, among Evergreen Fixed Income Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Acquiring Fund Trust”), with respect to its Evergreen Ultra Short Opportunities Fund series (the “Acquiring Fund”), and Evergreen Select Fixed Income Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Selling Fund Trust”), with respect to its Evergreen Limited Duration Fund series (the “Selling Fund”) and Evergreen Investment Management Company, LLC (“EIMC”), as to Article IX only.

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class I shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, on or after the Closing Date (as hereinafter defined), of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open‑end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and its shareholders and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and its shareholders and that the interests of the Selling Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE SELLING FUND

1.1        THE EXCHANGE.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to sell, assign, convey, transfer and deliver all of the Selling Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund.  The Acquiring Fund agrees in exchange therefore (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3.  Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2        ASSETS TO BE ACQUIRED.  The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables (whether accrued or contingent), that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund’s assets as of the date thereof.  The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

The Selling Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the assets to be transferred pursuant to this Agreement and other properties and assets of the Selling Fund, whether accrued or contingent, received by it on or after the Closing Date.  Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date (as hereinafter defined in paragraph 2.1), in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Selling Fund acquired by the Acquiring Fund.

1.3        LIABILITIES TO BE ASSUMED.  The Acquiring Fund shall assume all of the liabilities of the Selling Fund, whether absolute or contingent, accrued or unaccrued, known or unknown.  The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date.

1.4        LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund’s shareholders of record, determined as of the close of business on the Valuation Date (as hereinafter defined in paragraph 2.1) (the “Selling Fund Shareholders”), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below.  Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund.  The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5        OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

1.6        TRANSFER TAXES.  Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7        REPORTING RESPONSIBILITY.  Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

1.8        TERMINATION.  The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.  The value of the Selling Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Fund Trust’s Agreement and Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2        VALUATION OF SHARES.  The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust’s Agreement and Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

2.3        SHARES TO BE ISSUED.  The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund’s assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective class of the Acquiring Fund determined in accordance with paragraph 2.2.  Holders of Class A, Class B, Class C, and Class Ishares of the Selling Fund will receive Class A, Class B, Class C, and Class Ishares, respectively, of the Acquiring Fund. Holders of Class IS shares of the Selling Fund will receive Class A shares of the Acquiring Fund.

2.4        DETERMINATION OF VALUE.  All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.  The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of the Acquiring Fund. No adjustment shall be made in the net asset value of either the Selling Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.  The closing of the Reorganization (the “Closing”) shall take place on or about October 13, 2007 or such other date as the parties may agree to in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided.  The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

3.2        EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3        TRANSFER AGENT’S CERTIFICATE.  The Selling Fund will cause Evergreen Service Company, LLC, as transfer agent for the Selling Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund’s share transfer books of accounts in the names of the Selling Fund Shareholders.  The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, LLC to issue and deliver to the Secretary of the Selling Fund Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE SELLING FUND.  The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a)        The Selling Fund is a separate investment series of the Selling Fund Trust, a Delaware statutory trust which has been duly formed and is validly existing, and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Selling Fund.  The Selling Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this Agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)        The Selling Fund Trust is registered as an investment company classified as a management company of the open‑end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c)        The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)        The Selling Fund Trust with respect to the Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust’s Agreement and Declaration of Trust or By‑Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund Trust with respect to the Selling Fund is a party or by which it or its assets are bound.

(e)        The Selling Fund Trust with respect to the Selling Fund has no material contracts or other commitments with respect to the Selling Fund (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof, or reflected in the Statement of Assets and Liabilities as provided in paragraph 7.2.  The Selling Fund Trust is not party to any outstanding material contracts with respect to the Selling Fund, other than as are disclosed in the Selling Fund’s registration statement on Form N-1A.

(f)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund Trust with respect to the Selling Fund or any of its properties or assets, which assert liability on the part of the Selling Fund Trust with respect to the Selling Fund.  Except as disclosed by the Selling Fund Trust to the Acquiring Fund, the Selling Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business with respect to the Selling Fund or its ability to consummate the transactions contemplated herein.

(g)        The audited financial statements of the Selling Fund at June 30, 2006 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein, and the statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.  Prior to the Closing Date, the Selling Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 2006, whether or not incurred in the ordinary course of business.

(h)        Since June 30, 2006 there has not been any material adverse change in the Selling Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund Trust with respect to the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i)         At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof.  At the Closing Date, Selling Fund will have adequately provided for any and all tax liabilities on its books.  To the best of the Selling Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns.  Selling Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(j)         For each fiscal year of its operation and through the Closing Date, the Selling Fund currently meets and has met at all times since its inception or will meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k)        All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and, subject to Article IV of its governing instrument, non‑assessable by the Selling Fund.  All of the issued and outstanding shares of beneficial interest of the Selling Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Selling Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3.  The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

(l)         At the Closing Date, the Selling Fund Trust with respect to the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions, liens or encumbrances on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m)       The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund Trust and, subject to approval by the Selling Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)        The information furnished by the Selling Fund to the Acquiring Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o)        The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the “Prospectus/Proxy Statement”), all of which was included in a Registration Statement on Form N-14 of the Acquiring Trust on behalf of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby.  As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Selling Fund Trust or the Selling Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund to the Selling Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(p)        No registration under the 1933 Act of any of the securities described in paragraph 1.2 would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Selling Fund, except as previously disclosed to the Acquiring Fund by the Selling Fund.

(q)        No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(r)        The books and records of the Selling Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Selling Fund.

(s)        At the Closing Date, the Selling Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Selling Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in its registration statement on Form N-1A, as amended through the Closing Date.  Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.  The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a)        The Acquiring Fund is a separate investment series of the Acquiring Fund Trust, a Delaware statutory trust which has been duly formed and is validly existing and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund.  The Acquiring Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)        The Acquiring Fund Trust is registered as an investment company classified as a management company of the open‑end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)        The current prospectus, statement of additional information and registration statement on Form N-1A of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)        The Acquiring Fund Trust with respect to the Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust’s Agreement and Declaration of Trust or By‑Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund Trust with respect to the Acquiring Fund is a party or by which it is bound.

(e)        Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund Trust with respect to the Acquiring Fund or any of its properties or assets, which assert liability on the part of the Acquiring Fund Trust with respect to the Acquiring Fund.  Except as disclosed by the Acquiring Fund Trust to the Selling Fund, the Acquiring Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business with respect to the Acquiring Fund or its ability to consummate the transactions contemplated herein.

(f)        The audited financial statements of the Acquiring Fund at June 30, 2006 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein, and that statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.

(g)        Since June 30, 2006 there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund Trust with respect to the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)        At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof.  At the Closing Date, Acquiring Fund will have adequately provided for any and all tax liabilities on its books.  To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns.  Acquiring Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(i)         For each fiscal year of its operation and through the Closing Date, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(j)         All issued and outstanding Acquiring Fund Shares have been or will be offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), and are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and, subject to Article IV of its governing instrument, non‑assessable.  The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k)        The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)         The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly, legally,  and validly issued shares of the Acquiring Fund, and will be fully paid and non‑assessable and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof, and will be in compliance with all applicable federal and state securities laws.

(m)       The information furnished by the Acquiring Fund to the Selling Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)        As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Selling Fund to the Acquiring Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

5.1        OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

5.2        INVESTMENT REPRESENTATION.  The Selling Fund represents and warrants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3        APPROVAL BY SHAREHOLDERS.  The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.4        ADDITIONAL INFORMATION.  The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Selling Fund.

5.5        FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust’s President and Treasurer.

5.7        DISSOLUTION.  The Selling Fund agrees that the liquidation and dissolution of the Selling Fund will be effected in the manner provided in the Selling Fund Trust’s Agreement and Declaration of Trust in accordance with applicable law and that on and after the Closing Date, the Selling Fund shall not conduct any business except in connection with its liquidation and dissolution.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1        All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request, including that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

6.2        The Selling Fund shall have received on the Closing Date an opinion from counsel to the Acquiring Fund Trust, Richards, Layton, & Finger PA and/or Ropes & Gray LLP, reasonably acceptable to the officers of the Selling Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

(a)        The Acquiring Fund has been duly established as a separate investment series of the Acquiring Fund Trust. The Acquiring Fund Trust is a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all its properties and to carry on its business all as described in its governing instrument. The Acquiring Fund Trust has the trust power and authority to execute, deliver and perform its obligations under this Agreement;

(b)        the Acquiring Fund Shares to be delivered to the Selling Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, subject to Article IV of its governing instrument, non-assessable beneficial interests in the Acquiring Fund Trust with respect to the Acquiring Fund and, under its governing instrument no shareholder of the Acquiring Fund has any preemptive right or similar rights in respect thereof;

(c)        this Agreement has been duly authorized, executed and delivered by Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Fund Trust enforceable against the Acquiring Fund Trust in accordance with its terms;

(d)        the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Agreement and Declaration of Trust or By-Laws, any law, rule or regulation of the State of Delaware applicable to the Acquiring Fund Trust or any provision of any material agreement known to such counsel to which the Acquiring Fund Trust with respect to the Acquiring Fund is a party or by which it is bound;

(e)        no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and

(f)        the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

6.3        That the Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Selling Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Selling Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

6.4        That all actions taken by Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Selling Fund and its counsel.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1        All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request, including that the Selling Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

7.2        The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, with values determined as provided in Article II of this Agreement, together with a list of the Selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust, together with any such other evidence as to such tax cost as the Acquiring  Fund may reasonably request.

7.3        The Acquiring Fund shall have received on the Closing Date an opinion from counsel to the Selling Fund Trust, Richards, Layton, & Finger PA and/or Ropes & Gray LLP, reasonably acceptable to the officers of the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

(a)        The Selling Fund has been duly established as a separate investment series of the Selling Fund Trust. The Selling Fund Trust is a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all of its properties and to carry on its business all as described in its governing instrument. The Selling Fund Trust has the power and authority to execute, deliver and perform its obligations under this Agreement;

(b)        This Agreement has been duly authorized, executed and delivered by the Selling Fund Trust on behalf of the Selling Fund and, assuming that Selling Fund’s then current prospectus, the Registration Statement, and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Selling Fund Trust enforceable against the Selling Fund Trust in accordance with its terms;

(c)        The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Agreement and Declaration of Trust or By-Laws, any law, rule or regulation of the State of Delaware applicable to the Selling Fund Trust or any provision of any material agreement known to such counsel to which the Selling Fund Trust is a party or by which it is bound; and

(d)        to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust on behalf of the Selling Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

7.4        That the Selling Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Selling Fund held or maintained by such custodian as of the Valuation Date.

7.5        That the Selling Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Selling Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of each class of the Selling Fund outstanding as of the Valuation Date, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

7.6        That all actions taken by the Selling Fund Trust on behalf of the Selling Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

7.7        That the assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in its registration statement in effect on the Closing Date, may not properly acquire.  Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING

FUND AND THE SELLING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law, the provisions of the Selling Fund Trust’s Agreement and Declaration of Trust, By-Laws, and the Prospectus/Proxy Statement and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no‑action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued by the Commission and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund’s (i) net investment company taxable income (computed without regard to any deduction for dividends paid) and any net tax exempt income, each for all taxable periods ending on or prior to the Closing Date and (ii) all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

8.6        The parties shall have received a favorable opinion of Ropes & Gray LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, although not free from doubt, for federal income tax purposes:

(a)        The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

(c)        No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund (other than with respect to transferred assets as to which gain or loss is required to be recognized at taxable year end) or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

(d)        No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

(e)        The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefore were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

(f)        The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

(g)        The Acquiring Fund will succeed to and take into account the items of the acquired fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

The opinion will be based on certain factual certifications made by officers of the Selling Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent.  The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

8.7        The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

(a)        They are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)        On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Pro Forma Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

(c)        On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund’s management, and were found to be mathematically correct; and

(d)        On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund’s management and were found to be mathematically correct.

8.8        Unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of theSelling Fund as ofthe Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

8.9        The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

(a)        They are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)        They had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

(c)        On the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Pro Forma Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

(d)        On the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund’s management and were found to be mathematically correct.

            8.10      That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

                                                        ARTICLE IX

                                                                     EXPENSES

9.1        Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by EIMC or one of its affiliates.  Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction.  Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees, and each of the Selling Fund and Acquiring Fund will bear its own brokerage and other similar expenses in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1      The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2      The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1      This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund.  In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)        Of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b)        A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2      In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement to the extent provided in paragraph 9.1.

ARTICLE XII

AMENDMENTS

12.1      This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

12.2      Each of the Selling Fund and the Acquiring Fund, after consultation with counsel and by consent of the Trustees of the Selling Fund Trust, on behalf of the Selling Fund, or the Trustees of the Acquiring Fund Trust, on behalf of the Acquiring Fund, as the case may be, on its behalf or an officer authorized by such Trustees, may waive any condition to their respective obligations hereunder.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1      The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3      This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5      Each of the Acquiring Fund and the Selling Fund represents that there is no person who has dealt with it or either the Selling Fund Trust or the Acquiring Fund Trust who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

13.6      All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding an investigation made by them or on their behalf.

13.7.     This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto.

13.8      With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust.  The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

13.9      Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Selling Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Selling Fund Trust or the Acquiring Fund Trust, and, for clarity, under no circumstances will any other series of the Selling Fund Trust or the Acquiring Fund Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

            IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

EVERGREEN FIXED INCOME TRUST WITH RESPECT TO EVERGREEN ULTRA SHORT OPPORTUNITIES FUND

By:

Name:

Title:

EVERGREEN SELECT FIXED INCOME TRUST WITH RESPECT TO EVERGREEN LIMITED DURATION FUND

By:

Name:

Title:

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

Solely for the purposes of Article 9.1 of the Agreement,

By:

Name:

Title:

EVERGREEN LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended	Year Ended June 30,
	December 31, 2006
CLASS A	(unaudited)	2006	2005	2004	2003	2002 [1]

Net asset value, beginning of period	$10.03	$10.18	$10.22	$10.49	$10.45	$10.35

Income from investment operations
Net investment income (loss)	0.23	0.39	0.29 [2]	0.25	0.37	0.11
Net realized and unrealized gains or losses on investments	0.07	(0.16)	0.02	(0.22)	0.05	0.10 [3]

Total from investment operations	0.30	0.23	0.31	0.03	0.42	0.21

Distributions to shareholders from
Net investment income	(0.23)	(0.38)	(0.31)	(0.26)	(0.38)	(0.11)
Net realized gains	0	0	(0.04)	(0.04)	0	0

Total distributions to shareholders	(0.23)	(0.38)	(0.35)	(0.30)	(0.38)	(0.11)

Net asset value, end of period	$10.10	$10.03	$10.18	$10.22	$10.49	$10.45

Total return [4]	3.03%	2.26%	3.05%	0.34%	4.07%	2.02%

Ratios and supplemental data
Net assets, end of period (thousands)	$3,476	$3,693	$3,902	$6,054	$6,440	$1,195
Ratios to average net assets
Expenses including waivers/reimbursements but excluding
expense reductions	0.62% [5]	0.61%	0.60%	0.60%	0.51%	0.43% [5]
Expenses excluding waivers/reimbursements and expense
reductions	0.72% [5]	0.71%	0.70%	0.71%	0.57%	0.48% [5]
Net investment income (loss)	4.43% [5]	3.80%	2.86%	2.44%	3.30%	4.61% [5]
Portfolio turnover rate	44%	61%	103%	125%	147%	44%

[1]For the period from March 27, 2002 (commencement of class operations), to June 30, 2002.
[2]Net investment income (loss) per share is based on average shares outstanding during the period.
[3]The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.
[4]Excluding applicable sales charges
[5]Annualized

EVERGREEN LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended	Year Ended June 30,
	December 31, 2006
CLASS B	(unaudited)	2006	2005	2004	2003	2002 [1]

Net asset value, beginning of period	$10.03	$10.18	$10.22	$10.49	$10.45	$10.35

Income from investment operations
Net investment income (loss)	0.19	0.30 [2]	0.21 [2]	0.17	0.28	0.09
Net realized and unrealized gains or losses on investments	0.07	(0.15)	0.02	(0.22)	0.05	0.10 [3]

Total from investment operations	0.26	0.15	0.23	(0.05)	0.33	0.19

Distributions to shareholders from
Net investment income	(0.19)	(0.30)	(0.23)	(0.18)	(0.29)	(0.09)
Net realized gains	0	0	(0.04)	(0.04)	0	0

Total distributions to shareholders	(0.19)	(0.30)	(0.27)	(0.22)	(0.29)	(0.09)

Net asset value, end of period	$10.10	$10.03	$10.18	$10.22	$10.49	$10.45

Total return [4]	2.62%	1.46%	2.23%	(0.47%)	3.17%	1.82%

Ratios and supplemental data
Net assets, end of period (thousands)	$4,082	$4,495	$7,018	$8,423	$8,747	$ 479
Ratios to average net assets
Expenses including waivers/reimbursements but excluding
expense reductions	1.42% [5]	1.41%	1.40%	1.41%	1.40%	1.33% [5]
Expenses excluding waivers/reimbursements and expense
reductions	1.42% [5]	1.41%	1.40%	1.41%	1.40%	1.39% [5]
Net investment income (loss)	3.63% [5]	2.98%	2.08%	1.61%	2.39%	3.72% [5]
Portfolio turnover rate	44%	61%	103%	125%	147%	44%

[1]For the period from March 27, 2002 (commencement of class operations), to June 30, 2002.
[2]Net investment income (loss) per share is based on average shares outstanding during the period.
[3]The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.
[4]Excluding applicable sales charges
[5]Annualized

EVERGREEN LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended	Year Ended June 30,
	December 31, 2006
CLASS C	(unaudited)	2006	2005	2004	2003	2002 [1]

Net asset value, beginning of period	$10.03	$10.18	$ 10.22	$ 10.49	$ 10.45	$10.35

Income from investment operations
Net investment income (loss)	0.19 [2]	0.30 [2]	0.21 [2]	0.17	0.28	0.09
Net realized and unrealized gains or losses on investments	0.07	(0.15)	0.02	(0.22)	0.05	0.10 [3]

Total from investment operations	0.26	0.15	0.23	(0.05)	0.33	0.19

Distributions to shareholders from
Net investment income	(0.19)	(0.30)	(0.23)	(0.18)	(0.29)	(0.09)
Net realized gains	0	0	(0.04)	(0.04)	0	0

Total distributions to shareholders	(0.19)	(0.30)	(0.27)	(0.22)	(0.29)	(0.09)

Net asset value, end of period	$10.10	$10.03	$ 10.18	$ 10.22	$ 10.49	$10.45

Total return [4]	2.62%	1.46%	2.23%	(0.47%)	3.17%	1.82%

Ratios and supplemental data
Net assets, end of period (thousands)	$6,629	$7,758	$11,909	$19,121	$27,444	$2,272
Ratios to average net assets
Expenses including waivers/reimbursements but excluding
expense reductions	1.42% [5]	1.41%	1.40%	1.41%	1.40%	1.33% [5]
Expenses excluding waivers/reimbursements and expense
reductions	1.42% [5]	1.41%	1.40%	1.41%	1.40%	1.39% [5]
Net investment income (loss)	3.64% [5]	2.98%	2.06%	1.61%	2.39%	3.72% [5]
Portfolio turnover rate	44%	61%	103%	125%	147%	44%

[1]For the period from March 27, 2002 (commencement of class operations), to June 30, 2002.
[2]Net investment income (loss) per share is based on average shares outstanding during the period.
[3]The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.
[4]Excluding applicable sales charges
[5]Annualized

EVERGREEN LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended	Year Ended June 30,					Year Ended
	December 31, 2006						September 30,
CLASS I	(unaudited)	2006	2005	2004	2003	2002 [1]	2001

Net asset value, beginning of period	$ 10.03	$ 10.18	$ 10.22	$ 10.49	$ 10.45	$ 10.55	$ 10.18

Income from investment operations
Net investment income (loss)	0.24	0.40	0.32	0.27	0.37	0.49 [2]	0.62 [2]
Net realized and unrealized gains or losses on
investments	0.07	(0.15)	0.01	(0.22)	0.06	(0.20)	0.42

Total from investment operations	0.31	0.25	0.33	0.05	0.43	0.29	1.04

Distributions to shareholders from
Net investment income	(0.24)	(0.40)	(0.33)	(0.28)	(0.39)	(0.39)	(0.67)
Net realized gains	0	0	(0.04)	(0.04)	0	0	0

Total distributions to shareholders	(0.24)	(0.40)	(0.37)	(0.32)	(0.39)	(0.39)	(0.67)

Net asset value, end of period	$ 10.10	$ 10.03	$ 10.18	$ 10.22	$ 10.49	$ 10.45	$ 10.55

Total return	3.13%	2.48%	3.26%	0.53%	4.20%	2.82%	10.51%

Ratios and supplemental data
Net assets, end of period (thousands)	$270,930	$317,409	$371,364	$403,182	$445,835	$513,905	$331,219
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	0.42% [3]	0.41%	0.40%	0.41%	0.39%	0.33% [3]	0.27%
Expenses excluding waivers/reimbursements
and expense reductions	0.42% [3]	0.41%	0.40%	0.41%	0.39%	0.38% [3]	0.36%
Net investment income (loss)	4.62% [3]	4.00%	3.08%	2.61%	3.57%	4.71% [3]	6.06%
Portfolio turnover rate	44%	61%	103%	125%	147%	44%	116%

[1]For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.
[2]Net investment income (loss) per share is based on average shares outstanding during the period.
[3]Annualized

EVERGREEN LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended	Year Ended June 30,					Year Ended
	December 31, 2006						September 30,
CLASS IS	(unaudited)	2006	2005	2004	2003	2002 [1]	2001

Net asset value, beginning of period	$10.03	$10.18	$ 10.22	$ 10.49	$ 10.45	$ 10.55	$ 10.18

Income from investment operations
Net investment income (loss)	0.22 [2]	0.37 [2]	0.29 [2]	0.25 [2]	0.35	0.47 [2]	0.59 [2]
Net realized and unrealized gains or losses on
investments	0.08	(0.15)	0.02	(0.22)	0.05	(0.20)	0.42

Total from investment operations	0.30	0.22	0.31	0.03	0.40	0.27	1.01

Distributions to shareholders from
Net investment income	(0.23)	(0.37)	(0.31)	(0.26)	(0.36)	(0.37)	(0.64)
Net realized gains	0	0	(0.04)	(0.04)	0	0	0

Total distributions to shareholders	(0.23)	(0.37)	(0.35)	(0.30)	(0.36)	(0.37)	(0.64)

Net asset value, end of period	$10.10	$10.03	$ 10.18	$ 10.22	$ 10.49	$ 10.45	$ 10.55

Total return	3.00%	2.22%	3.00%	0.27%	3.94%	2.63%	10.24%

Ratios and supplemental data
Net assets, end of period (thousands)	$4,651	$4,969	$13,452	$21,040	$36,522	$32,724	$29,418
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	0.67% [3]	0.66%	0.65%	0.66%	0.65%	0.57% [3]	0.52%
Expenses excluding waivers/reimbursements
and expense reductions	0.67% [3]	0.66%	0.65%	0.66%	0.65%	0.63% [3]	0.62%
Net investment income (loss)	4.39% [3]	3.66%	2.80%	2.36%	3.31%	4.47% [3]	5.76%
Portfolio turnover rate	44%	61%	103%	125%	147%	44%	116%

[1]For the nine months ended June 30, 2002. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 2002.
[2]Net investment income (loss) per share is based on average shares outstanding during the period.
[3]Annualized

See Notes to Financial Statements

EVERGREEN ULTRA SHORT OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended	Year Ended June 30,
	December 31, 2006
CLASS A	(unaudited)	2006	2005	2004	2003 [1]

Net asset value, beginning of period	$ 9.72	$ 9.93	$ 9.96	$ 10.05	$ 10.00

Income from investment operations
Net investment income (loss)	0.26	0.45	0.35	0.26	0.02
Net realized and unrealized gains or losses on investments	0.05	(0.19)	0.01	(0.03)	0.05

Total from investment operations	0.31	0.26	0.36	0.23	0.07

Distributions to shareholders from
Net investment income	(0.26)	(0.47)	(0.39)	(0.32)	(0.02)

Net asset value, end of period	$ 9.77	$ 9.72	$ 9.93	$ 9.96	$ 10.05

Total return [2]	3.23%	2.71%	3.73%	2.35%	0.75%

Ratios and supplemental data
Net assets, end of period (thousands)	$91,159	$94,787	$124,221	$104,999	$17,872
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions [3]	1.01% [4]	0.86%	0.77%	0.92%	0.32% [4]
Expenses excluding waivers/reimbursements and expense reductions [3]	1.08% [4]	0.90%	0.87%	0.98%	2.93% [4]
Expenses including waivers/reimbursements but excluding expense reductions
and interest and fee expense	0.79% [4]	0.81%	0.77%	0.92%	0.32% [4]
Interest and fee expense [5]	0.22% [4]	0.05%	0.00%	0.00%	0.00% [4]
Net investment income (loss)	5.25% [4]	4.57%	3.46%	2.58%	2.76% [4]
Portfolio turnover rate	31%	31%	25%	44%	0%

1 For the period from May 29, 2003 (commencement of class operations), to June 30, 2003.

2 Excluding applicable sales charges

3 The expense ratio includes interest and fee expense.

4 Annualized

5 Interest and fee expense ratio relates to interest and fees associated with leverage transactions .

EVERGREEN ULTRA SHORT OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended	Year Ended June 30,
	December 31, 2006
CLASS B	(unaudited)	2006	2005	2004	2003 [1]

Net asset value, beginning of period	$ 9.72	$ 9.93	$ 9.96	$ 10.05	$10.00

Income from investment operations
Net investment income (loss)	0.22	0.38	0.27 [2]	0.19 [2]	0.02
Net realized and unrealized gains or losses on investments	0.05	(0.19)	0.02	(0.03)	0.05

Total from investment operations	0.27	0.19	0.29	0.16	0.07

Distributions to shareholders from
Net investment income	(0.22)	(0.40)	(0.32)	(0.25)	(0.02)

Net asset value, end of period	$ 9.77	$ 9.72	$ 9.93	$ 9.96	$10.05

Total return [3]	2.85%	1.99%	3.01%	1.65%	0.70%

Ratios and supplemental data
Net assets, end of period (thousands)	$19,489	$19,633	$20,052	$16,029	$3,213
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions [4]	1.75% [5]	1.58%	1.47%	1.62%	1.12% [5]
Expenses excluding waivers/reimbursements and expense reductions [4]	1.78% [5]	1.61%	1.57%	1.68%	5.19% [5]
Expenses including waivers/reimbursements but excluding expense reductions
and interest and fee expense	1.53% [5]	1.53%	1.47%	1.62%	1.12% [5]
Interest and fee expense [6]	0.22% [5]	0.05%	0.00%	0.00%	0.00% [5]
Net investment income (loss)	4.54% [5]	3.88%	2.75%	1.90%	1.76% [5]
Portfolio turnover rate	31%	31%	25%	44%	0%

1 For the period from May 29, 2003 (commencement of class operations), to June 30, 2003.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Excluding applicable sales charges

4 The expense ratio includes interest and fee expense.

5 Annualized

6 Interest and fee expense ratio relates to interest and fees associated with leverage transactions .

EVERGREEN ULTRA SHORT OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended	Year Ended June 30,
	December 31, 2006
CLASS C	(unaudited)	2006	2005	2004	2003 [1]

Net asset value, beginning of period	$ 9.72	$ 9.93	$ 9.96	$ 10.05	$ 10.00

Income from investment operations
Net investment income (loss)	0.22	0.38	0.27	0.19 [2]	0.02
Net realized and unrealized gains or losses on investments	0.05	(0.19)	0.02	(0.03)	0.05

Total from investment operations	0.27	0.19	0.29	0.16	0.07

Distributions to shareholders from
Net investment income	(0.22)	(0.40)	(0.32)	(0.25)	(0.02)

Net asset value, end of period	$ 9.77	$ 9.72	$ 9.93	$ 9.96	$ 10.05

Total return [3]	2.85%	1.99%	3.01%	1.65%	0.70%

Ratios and supplemental data
Net assets, end of period (thousands)	$75,218	$82,184	$115,248	$135,412	$17,820
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions [4]	1.75% [5]	1.57%	1.47%	1.62%	1.02% [5]
Expenses excluding waivers/reimbursements and expense reductions [4]	1.78% [5]	1.60%	1.57%	1.68%	3.69% [5]
Expenses including waivers/reimbursements but excluding expense reductions
and interest and fee expense	1.53% [5]	1.52%	1.47%	1.62%	1.02% [5]
Interest and fee expense [6]	0.22% [5]	0.05%	0.00%	0.00%	0.00% [5]
Net investment income (loss)	4.54% [5]	3.86%	2.73%	1.88%	2.09% [5]
Portfolio turnover rate	31%	31%	25%	44%	0%

1 For the period from May 29, 2003 (commencement of class operations), to June 30, 2003.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Excluding applicable sales charges

4 The expense ratio includes interest and fee expense.

5 Annualized

6 Interest and fee expense ratio relates to interest and fees associated with leverage transactions .

EVERGREEN ULTRA SHORT OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended	Year Ended June 30,
	December31, 2006
CLASS I	(unaudited)	2006	2005	2004	2003 [1]

Net asset value, beginning of period	$ 9.72	$ 9.93	$ 9.96	$ 10.05	$ 10.00

Income from investment operations
Net investment income (loss)	0.27	0.48	0.38 [2]	0.29 [2]	0.03
Net realized and unrealized gains or losses on investments	0.05	(0.19)	0.01	(0.03)	0.05

Total from investment operations	0.32	0.29	0.39	0.26	0.08

Distributions to shareholders from
Net investment income	(0.27)	(0.50)	(0.42)	(0.35)	(0.03)

Net asset value, end of period	$ 9.77	$ 9.72	$ 9.93	$ 9.96	$ 10.05

Total return	3.37%	3.02%	4.05%	2.67%	0.77%

Ratios and supplemental data
Net assets, end of period (thousands)	$410,812	$474,373	$381,760	$215,930	$2,343
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions [3]	0.74% [4]	0.58%	0.47%	0.62%	0.07% [4]
Expenses excluding waivers/reimbursements and expense reductions [3]	0.77% [4]	0.61%	0.57%	0.68%	3.89% [4]
Expenses including waivers/reimbursements but excluding expense reductions
and interest and fee expense	0.53% [4]	0.53%	0.47%	0.62%	0.07% [4]
Interest and fee expense [5]	0.21% [4]	0.05%	0.00%	0.00%	0.00% [4]
Net investment income (loss)	5.53% [4]	4.90%	3.80%	2.91%	2.95% [4]
Portfolio turnover rate	31%	31%	25%	44%	0%

1 For the period from May 29, 2003 (commencement of class operations), to June 30, 2003.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 The expense ratio includes interest and fee expense.

4 Annualized

5 Interest and fee expense ratio relates to interest and fees associated with leverage transactions .

EVERGREEN FIXED INCOME TRUST

PART B

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

August 6, 2007

Relating to the

Acquisition of Assets of

EVERGREEN LIMITED DURATION FUND

A Series of

EVERGREEN SELECT FIXED INCOME TRUST

200 Berkeley Street

Boston, Massachusetts 02116-5034

(800) 343-2898

By and In Exchange For Shares of

EVERGREEN ULTRA SHORT OPPORTUNITIES FUND

A Series of

EVERGREEN FIXED INCOME TRUST

This Statement of Additional Information relates to the proposed transfer of the assets and liabilities of Evergreen Limited Duration Fund ("Limited Duration Fund"), a series of Evergreen Select Fixed Income Trust, to Evergreen Ultra Short Opportunities Fund ("Ultra Short Opportunities Fund"), a series of Evergreen Fixed Income Trust, in exchange for Class A, Class B, Class C and Class I shares (to be issued to holders of Class A and Class IS, Class B, Class C and Class I shares, respectively, of beneficial interest, $0.001 par value per share, of Limited Duration Fund) (the "Merger").  This Statement of Additional Information contains information that may not be included in the combined Prospectus/Proxy Statement dated August 6, 2007, which relates to the Merger.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement dated August 6, 2007, for the special meeting of shareholders of Evergreen Limited Duration Fund, to be held on September 28, 2007, into which this statement of additional information has been incorporated by reference.  A copy of the Prospectus/Proxy Statement, which has been filed with the Securities and Exchange Commission, may be obtained without charge by calling or writing to Evergreen Fixed Income Trust at the address and phone number set forth above.

This Statement of Additional Information consists of this cover page and the following described documents, each of which is either attached hereto or incorporated by reference herein:

(1)  The Statement of Additional Information for Limited Duration Fund and Ultra Short Opportunities Fund dated November 1, 2006, as supplemented;

(2)  The unaudited financial statements, including the notes to the financial statements, from the semi-annual report for Ultra Short Opportunities Fund, dated December 31, 2006, which were filed with the Securities and Exchange Commission on March 7, 2007, File No. 811-08415, on Form N-CSR, accession no. 00001379491-07-000052, and are contained herein;

(4)  The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm, KPMG LLP, thereon from the annual report for Limited Duration Fund, dated December 31, 2006, which were filed with the Securities and Exchange Commission on March 7, 2007, File No. 811-08365, on Form N-CSR, accession no. 00001379491-07-000054, and are incorporated herein by reference to that filing;

(5)  The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm, KPMG LLP, thereon from the annual report for Ultra Short Opportunities Fund, dated June 30, 2006, which were filed with the Securities and Exchange Commission on September 6, 2006, File No. 811-08415, on Form N-CSR, accession no. 0000936772-06-000141, and are incorporated herein by reference to that filing; and

(6)  The unaudited pro forma financial statements as of December 31, 2006.

The date of this Statement of Additional Information is August 6, 2007.

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN ENVISION FUNDS

EVERGREEN EQUITY INDEX FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY FUNDS

Effective immediately, the table of principal officers in the subsection entitled "Trustee Ownership of Evergreen Fund Shares" under "Management of the Trust" in the above-referenced Statements of Additional Information is revised to include the following information to reflect that Robert Guerin has succeeded James Angelos as the Evergreen funds' new Chief Compliance Officer:

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Robert Guerin 200 Berkeley Street Boston, MA 02116 DOB: 9/20/1965	Chief Compliance Officer since 2007

Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Company, Inc; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

June 14, 2007	579920 (6/07)

SUPPLEMENT TO THE PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

I.              Evergreen Limited Duration Fund and Evergreen Ultra Short Opportunities Fund

               The Board of Trustees of the Evergreen Funds, at a meeting held on June 14, 2007, approved a proposal to merge Evergreen Limited Duration Fund (“Limited Duration Fund”) into Evergreen Ultra Short Opportunities Fund (“Ultra Short Opportunities Fund”) and to submit that proposal for the approval of Limited Duration Fund's shareholders.  If the shareholders of Limited Duration Fund approve the proposal, Ultra Short Opportunities Fund will acquire all of the assets and assume all of the liabilities of Limited Duration Fund and shareholders of Limited Duration Fund will receive shares of Ultra Short Opportunities Fund in exchange for their Limited Duration Fund shares.  If approved, the reorganization is proposed to take place in October 2007.

June 14, 2007                                                                                                                                                         579914 (6/07)

SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY FUNDS

Effective immediately, the information for Dr. Leroy Keith, Jr. in the Independent Trustees table of the section entitled “Management of the Trust(s)” is updated as follows:

Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Fund Complex as of 12/31/2006	Other Directorships held outside of Evergreen Fund Complex
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director, Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services	92	Trustee, Phoenix Fund Complex (consisting of 60 portfolios)

1 Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation,retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.

Additionally, the information for Dr. Leroy Keith, Jr. in the “Trustee Ownership of Evergreen Funds Shares” table is updated as follows:

Trustee

	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Dr. Leroy Keith, Jr.	Evergreen Asset Allocation Fund	$1-$10,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Diversified Bond Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Limited Duration Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Omega Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000
	Evergreen Utility and Telecommunications Fund	$1-$10,000

February 22, 2007	578881 (2/07)

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN DOMESTIC EQUITY FUNDS I

EVERGREEN DOMESTIC EQUITY FUNDS II

EVERGREEN ENVISION FUNDS

EVERGREEN SECTOR FUNDS

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

EVERGREEN BALANCED FUNDS

EVERGREEN EQUITY INDEX FUNDS

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

EVERGREEN STATE MUNICIPAL BOND FUNDS

EVERGREEN MONEY MARKET FUNDS

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN VARIABLE ANNUITY FUNDS

(collectively, the “Funds”)

                Effective immediately, the following sections in Part Two of the Funds' Statements of Additional Information, including "Swaps, Caps, Floors and Collars," " Options and Futures Strategies," " Foreign Currency Transactions," "Repurchase Agreements," and "Reverse Repurchase Agreements," and, in addition, in the case of the Statement of Additional Information for Evergreen Variable Annuity Funds, "Derivatives," have been deleted and replaced with the following:

DERIVATIVES

                The use of swaps, options, futures contracts, and other derivatives involves risk.  Thus, while a Fund may benefit from the use of options, futures, options on futures and other derivatives, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect a Fund’s performance.

                Even if a Fund has the ability to engage in derivatives transactions, no Fund has the obligation to enter into derivatives transactions at any time or under any circumstances.  In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

                A Fund’s ability to engage in derivatives transactions is limited by the requirements for qualifying as a "regulated investment company" under the Internal Revenue Code.

Swaps, Caps, Floors and Collars

                A typical swap agreement involves the exchange by the Fund with another party of commitments to pay or receive cash flows. There are various types of swaps, including, for example, interest rate swaps, credit default swaps, total return swaps, and caps, floors, and collars.

Interest rate swaps.  Interest rate swaps involve the exchange by the Fund with another party of interest payments, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. For example, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund.  In such an instance, the Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional amount.  If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

Credit default swaps.  A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a "short" position in a bond it does not own.

                As the protection buyer in a credit default swap, the Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the issuer of the underlying reference obligation.  If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund.  As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event).  In addition, when the Fund is a protection buyer, the Fund's investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.

                The Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party issuer of the underlying reference obligation.  In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract.  If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations.  As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

                Total return swaps.  In a total return swap, payments made by the Fund or the counterparty are based on the total return of an underlying asset(s), which may include an equity or fixed-income security, a combination of such securities, or an index. The value of the swap position as well as the payments required to be made by the Fund or the counterparty will increase or decrease depending on the changes in value of the underlying asset(s).  In a total return swap, one party will agree to pay to the other party the increase in value of an underlying asset in return for the agreement by the other party to make periodic floating rate payments plus the amount of any decline in the value of the underlying asset.

Caps, floors, collars.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Risk Factors in Swap Contracts and Other Two-Party Contracts.  The most significant factor in the performance of swaps, caps, floors, and collars and other similar transactions is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement.  If the investment adviser is incorrect in its forecasts of such factor, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used.

                In addition, a Fund may only close out a swap, cap, floor, collar, or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty.  If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights.  For example, because the contract for each two-party derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights.  The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty.  The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under a derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Options and Futures Strategies

Options on Securities and Indices.  An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or units of the index underlying the option) at a specified price.  Upon exercise of an option on a security, the writer of the option generally has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise of an option on an index, the writer of the option generally is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options are generally traded on securities exchanges, but may also be traded on the over-the-counter market.

Purchasing Options on Securities and Indices.  Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security.  If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit.  By using put options in this manner, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs.  In order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

                Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future.  If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit.  The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.  Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

                In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices.  Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing call or put options on securities or indices.  The premium a Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit.  The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

                A Fund may write a call option on a security or other instrument held by the Fund.  In such a case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option.  Alternatively, a Fund may write a call option on securities in which it may invest but that are not currently held by the Fund.  During periods of declining securities' prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund’s income with minimal capital risk.  However, when securities' prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received.  Call options written on securities that the Fund does not own are riskier than call options written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call option is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option.  Call options written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited.  There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

                A Fund also may write a put option on a security.  In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options.  A Fund may also invest in over-the-counter (“OTC”) options.  OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions.  The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option.  If an option is American style, it may be exercised on any day up to its expiration date.  In contrast, a European style option may be exercised only on its expiration date.

                In addition, a holder of an option may realize a gain or loss on the option by effecting an offsetting closing transaction.  In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased.  A Fund would realize a gain from a closing sale transaction if the premium received from the sale of the option is more than the premium paid to purchase the option (plus transaction costs).  A Fund would realize a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs).  Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written.  A Fund realizes a gain from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is less than the premium received from writing the option.  A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option.

                An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

Risk Factors in Options Transactions.  There are various risks associated with transactions in exchange-traded and OTC options.  The values of options written by a Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration.  The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.  In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option.  This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

                A Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments.  In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.  If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If a Fund were unable to close out a call option that it had written on a portfolio security owned by the Fund, it may not be able to sell the underlying security unless the option expired without exercise.  As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call option, but retains the risk of loss (net of premiums received) should the price of the underlying security decline.  As the writer of a call option on a security it does not own, the Fund will realize a loss on the option if the price of the security increases above the strike price of the option.  Similarly, as the writer of a call option on a securities index, a Fund will realize a loss on the option if the value of the index increases above the level on which the strike price is set.

                An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which generally provides a liquid secondary market for an option of the same series.  If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option as described above.  In addition, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

                Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write.  The Fund(s), an investment advisor, and other clients of the investment advisor may constitute such a group.  These limits restrict a Fund’s ability to purchase or sell particular options.

                An OTC option is also generally subject to the risks described above under " Risk Factors in Swap Contracts and Other Two-Party Contracts."

Futures Contracts and Related Options

                A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price.  A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price.  The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date.  The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade—known as “contract markets”—approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

                Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a "closing transaction").  If a Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss may be unlimited.

                No price is paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of liquid assets to serve as “initial margin.”  Initial margin is similar to a performance bond or good faith deposit which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.  Subsequent payments, called “variation margin” or “maintenance margin,” to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Futures contracts also involve brokerage costs.

                Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Options on futures contracts.  In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.  Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures.  If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

                As with options on securities, the holder or writer of an option on futures contracts may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

                A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Investment in futures contracts involves risk.  A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract.  Successful use of futures contracts and related options by a Fund is subject to the investment advisor's ability to predict movements in various factors affecting financial markets.  The use of futures and related options strategies involves the risk of imperfect correlation among movements in the prices of the securities, index, or commodity underlying the futures and options purchased and sold by a Fund and in the prices of the options and futures contracts themselves.  Also, in a case where a Fund uses futures and related options for hedging purposes, there is the risk that movements in the prices of the futures and options will not correlate closely with movements in the prices of the securities that are the subject of the hedge.  The prices of futures and related options may not correlate perfectly with movements in the underlying securities, index, or commodity due to certain market distortions for a number of reasons.  For example, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying securities, index, or commodity and futures markets.  In addition, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators do the securities markets.  Increased participation by speculators in the futures markets may also cause temporary price distortions.  Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the underlying securities, index, or commodity and movements in the prices of futures and related option, even a correct forecast of general market trends by the investment advisor may still not result in a profitable position over a short time period.

                Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).  However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.  The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

                There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

                To reduce or eliminate a position held by a Fund, the Fund may seek to close out such a position.  A Fund's ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop or continue to exist for a particular futures contract or option.

                As noted above, a Fund that purchases or sells a futures contract is only required to deposit margin as required by relevant CFTC regulations and the rules of the relevant contract market.  Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio.  Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

U.S. Treasury security futures contracts and options.  U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price.  Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

                Successful use of U.S. Treasury security futures contracts by a Fund is subject to the investment advisor’s ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities.  For example, if a Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

                There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities.  For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Fund's tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts.  An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made.  Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index.  Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position.  A unit is the current value of the index.  A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).  A Fund may also purchase and sell options on index futures contracts.

                For example, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The S&P 500 assigns relative weightings to the common stocks included in the S&P 500, and the value fluctuates with changes in the market values of those common stocks.  In the case of the S&P 500, contracts are to buy or sell 500 units.  Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150).  The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.  For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4).  If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

                There are several risks in connection with the use by a Fund of index futures.  For example, successful use of index futures by a Fund may be subject to the investment advisor’s ability to predict movements in the direction of the market.  For example, it is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund’s portfolio may decline.  If this occurred, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities.  It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

                Options on index futures are similar to options on other financial futures contracts, giving the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges.  Options on securities and indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States and may be subject to greater risks than trading on domestic exchanges.  For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract.  The lack of a common clearing facility creates counterparty risk.  If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies.  When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (for example, the definition of default) differently.  If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty.  A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.  In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is conducted on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate.  The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Foreign Securities” in Part 2 of this SAI).

Foreign Currency Transactions

                Foreign currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors.  Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.  Foreign currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.  A Fund may use currency instruments for hedging, investment, or currency risk management.

                Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date.  A forward foreign currency contract can reduce a Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive, for the duration of the contract.  The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency.  Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

                A Fund also may purchase or sell currency futures contracts and related options.  Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price.  However, currency futures can be and often are closed out prior to delivery and settlement.  In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period.

                A Fund also may purchase or sell options on currencies.  These options give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.  Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner.  They may be traded on an exchange or in the OTC markets.  Options on currencies traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using options.

                Derivatives involving foreign currencies may often lead to differences between a Fund's book income (as determined for financial accounting purposes) and its taxable income because federal income tax law generally treats gains and losses from foreign currency positions as ordinary income or loss, while for financial accounting purposes such gains or losses are capital gains or losses.  While a Fund may elect to treat foreign currency positions gains or losses as capital gains or losses, book/tax differences may still arise when various gains and losses offset each other for financial accounting purposes but not for tax purposes.  Thus, a Fund's gains from its positions in foreign currencies may accelerate and/ or recharacterize the Fund's income or gains at the Fund level and its distributions to shareholders.  A Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Repurchase Agreements

                A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest).  Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase.  The investment advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest.  In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements

                A Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return.  Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price.  During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.  A reverse repurchase agreement generally creates investment leverage.  If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

February 1, 2007	578702 (2/07)

SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

I.              Evergreen Adjustable Rate Fund, Evergreen Limited Duration Fund, Evergreen Short Intermediate Bond Fund, Evergreen Ultra Short Opportunities Fund and Evergreen Short-Intermediate Municipal Bond Fund (each, a “Fund”; together, the “Funds”)

Effective April 1, 2007, the Class A sales charge table in the section entitled “HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU” in the Funds’ prospectuses is revised as follows:

Your Investment	Sales Charge as a % of Offering Price[1,2]	Sales Charge as a % of Your Net Investment[2]	Dealer Commission as a % of Offering Price[3]
$0-$99,999	2.25%	2.30%	2.00%
$100,000-$249,999	1.75%	1.78%	1.50%
$250,000-$499,999	1.50%	1.52%	1.25%
$500,000-$999,999	1.00%	1.01%	0.75%
$1,000,000-$4,999,999	0%	0%	0.50% of the first $4,999,999, plus
$5,000,000 or greater	0%	0%	0.25% of amounts equal to or over $5,000,000[4]

1 The offering price includes the applicable front-end sales charge.

2 The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

3 The Dealer Commission is generally paid from the Sales Charge you pay upon investing in the Fund.

4 Adjustable Rate Fund and Limited Duration Fund each pay 0.25% to investment firms for all amounts over $1,000,000.

The Class B sales contingent deferred sales charge table in the section entitled “HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU” in the Funds’ prospectuses is revised as follows:

Years Held	Maximum Contingent Deferred Sales Charge
1	2.00%
2	1.50%
3	1.00%
4	0.50%
5	0.00%
6	Converts to Class A
Dealer Allowance	2.00%

                The paragraph immediately preceding the Class B contingent deferred sales charge table in the section entitled “HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU” in the Funds’ prospectuses is revised to reflect the change in the Class B share holding period to six years.

The Shareholder Fees table in the section entitled “FEES AND EXPENSES” in the Funds’ prospectuses is amended to include a maximum sales charge imposed on purchases (as a % of offering price) for Class A shares of 2.25% and a maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower) for Class B shares of 2.00%.

The Example of Fund Expenses table in the section entitled “FEES AND EXPENSES” in Adjustable Rate Fund’s prospectuses is revised as follows:

	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$318	$366	$266	$64	$166	$166
3 years	$515	$614	$514	$202	$514	$514
5 years	$728	$887	$887	$351	$887	$887
10 years	$1,342	$1,574	$1,933	$786	$1,574	$1,933

The Example of Fund Expenses table in the section entitled “FEES AND EXPENSES” in Limited Duration Fund’s prospectuses is revised as follows:

	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$296	$344	$244	$42	$144	$144
3 years	$447	$546	$446	$132	$446	$446
5 years	$611	$771	$771	$230	$771	$771
10 years	$1,088	$1,324	$1,691	$518	$1,324	$1,691

The Example of Fund Expenses table in the section entitled “FEES AND EXPENSES” in Short Intermediate Bond Fund’s prospectuses is revised as follows:

	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$312	$360	$260	$58	$160	$160
3 years	$496	$596	$496	$183	$496	$496
5 years	$696	$855	$855	$318	$855	$855
10 years	$1,273	$1,507	$1,867	$714	$1,507	$1,867

The Example of Fund Expenses table in the section entitled “FEES AND EXPENSES” in Ultra Short Opportunities Fund’s prospectus is revised as follows:

	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$316	$364	$264	$62	$164	$164
3 years	$509	$608	$508	$195	$508	$508
5 years	$718	$876	$876	$340	$876	$876
10 years	$1,319	$1,552	$1,911	$762	$1,552	$1,911

The Example of Fund Expenses table in the section entitled “FEES AND EXPENSES” in Short-Intermediate Municipal Bond Fund’s prospectus is revised as follows:

	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$315	$363	$263	$61	$163	$163
3 years	$506	$605	$505	$192	$505	$505
5 years	$712	$871	$871	$335	$871	$871
10 years	$1,308	$1,541	$1,900	$750	$1,541	$1,900

                In addition, the applicable disclosure in the Funds’ Prospectuses and Statements of Additional Information is amended to reflect the changes in the sales charges and holding periods described above.

II.            Evergreen Limited Duration Fund, Evergreen Short Intermediate Bond Fund and Evergreen Short-Intermediate Municipal Bond Fund (together, the “Funds”)

Effective April 1, 2007, the paragraph relating to the Funds in the sub-section “SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS” under the section entitled “DISTRIBUTION EXPENSES UNDER RULE 12B-1” in the Funds’ Statements of Additional Information is revised as follows:

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.050% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.20% annually) during such quarter.

III.           Evergreen Adjustable Rate Fund, Evergreen Limited Duration Fund, Evergreen Short Intermediate Bond Fund, Evergreen Ultra Short Opportunities Fund, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen High Grade Municipal Bond Fund, Evergreen Intermediate Municipal Bond Fund, Evergreen Municipal Bond Fund and Evergreen Strategic Municipal Bond Fund (each, a “Fund”; together, the “Funds”)

The footnote to the Shareholder Fees table in the section entitled “FEES AND EXPENSES” in the Funds’ prospectuses is revised as follows:

Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months.

The paragraph immediately following the Class A sales charge table in the section entitled “HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU” in the Funds’ prospectuses is revised to reflect the change in the Class A share holding period to 18 months.

Effective immediately, the minimum initial purchase amount of $1,000 noted in the Minimum Investments table in the section entitled “SHAREHOLDER TRANSACTIONS” in the Funds’ prospectuses is not applicable to participants in a wrap account.

December 18, 2006	578234 (12/06)

SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

I.          Evergreen Balanced Fund (“Balanced Fund”)

            Effective immediately, Lisa Brown-Premo, Bob Rowe, Chris Kauffman, CFA and Gary Pzegeo, CFA have been added as portfolio managers of Balanced Fund. The section in Part 2 of the Statement of Additional Information entitled "PORTFOLIO MANAGERS" is revised to add the following information under the sub-headings listed below.

            Under the sub-heading "Other Funds and Accounts Managed," the table providing information about the registered investment companies, other pooled investment vehicles and separate accounts to be managed by the portfolio manager is revised to reflect the following information as of October 31, 2006:

Portfolio Manager		(Assets in thousands)
Lisa Brown-Premo	Assets of registered investment companies managed
	Evergreen Limited Duration Fund	$299,359.4
	Evergreen Strategic Income Fund1	$320,922.7
	Evergreen VA Strategic Income Fund[1]	$89,858.8
	Evergreen Managed Income Fund[1]	$1,168,343.1
	Evergreen Adjustable Rate Fund	$3,191,852.1
	Evergreen Ultra Short Bond Fund	$629,238.4
	Evergreen US Government Fund	$548,925.4
	TOTAL..................................................................................	$ 6,248,499.9
	Those subject to performance fee.......................................	0
	Number of other pooled investment vehicles managed.........	3
	Assets of other pooled investment vehicles managed...........	$ 8,368,324.9
	Number of those subject to performance fee............................	0
	Number of separate accounts managed....................................	1
	Assets of separate accounts managed.................................	$ 52,447.1
	Number of those subject to performance fee.......................	0

Bob Rowe	Assets of registered investment companies managed
	Evergreen Managed Income Fund2	$1,168,343.1
	Evergreen Adjustable Rate Fund	$3,191,852.1
	Evergreen Ultra Short Bond Fund	$629,238.4
	TOTAL..................................................................................	$ 4,989,433.6
	Those subject to performance fee.......................................	0
	Number of other pooled investment vehicles managed.........	1
	Assets of other pooled investment vehicles managed...........	$ 35,695.5
	Number of those subject to performance fee............................	0
	Number of separate accounts managed....................................	2
	Assets of separate accounts managed.................................	$ 102,021.0
	Number of those subject to performance fee.......................	0

Chris Kauffman, CFA	Assets of registered investment companies managed
	Evergreen Strategic Income Fund3	$320,922.7
	Evergreen VA Strategic Income Fund[3]	$89,858.8
	Evergreen US Government Fund	$548,925.4
	TOTAL..................................................................................	$ 959,706.9
	Those subject to performance fee.......................................	0
	Number of other pooled investment vehicles managed.........	2
	Assets of other pooled investment vehicles managed...........	$ 8,332,629.4
	Number of those subject to performance fee............................	0
	Number of separate accounts managed....................................	0
	Assets of separate accounts managed.................................	$0
	Number of those subject to performance fee.......................	N/A

Gary Pzegeo, CFA	Assets of registered investment companies managed
	Evergreen Strategic Income Fund4	$320,922.7
	Evergreen Utilities & High Income Fund[4]	$288,183.0
	Evergreen VA Strategic Income Fund[4]	$89,858.8
	Evergreen Balanced Fund[4]	$1,383,838.1
	Evergreen Diversified Bond Fund[4]	$305,911.7
	Evergreen Managed Income Fund[4]	$1,168,343.1
	Evergreen High Yield Bond Fund	$729,340.3
	Evergreen Income Advantage Fund	$948,440.1
	Evergreen Select High Yield Bond Fund	$270,940.6
	Evergreen VA High Income Fund	$40,971.7
	TOTAL..................................................................................	$ 5,546,750.1
	Those subject to performance fee.......................................	0
	Number of other pooled investment vehicles managed.........	4
	Assets of other pooled investment vehicles managed...........	$ 159,242.8
	Number of those subject to performance fee............................	0
	Number of separate accounts managed....................................	7
	Assets of separate accounts managed.................................	$ 294,456.2
	Number of those subject to performance fee.......................	0

1 Ms. Brown-Premo is not responsible for the management of the entire portfolio of Evergreen Managed Income Fund, Evergreen Strategic Income Fund or Evergreen VA Strategic Income Fund.  As of October 31, 2006, she was responsible only for approximately $415.7 million of the $1,579.1 million in assets in these funds.

2 Mr. Rowe is not responsible for the management of the entire portfolio of Evergreen Managed Income Fund.  As of October 31, 2006, he was responsible only for approximately $282.5 million of the $1,168.3 million in assets in this fund.

3 Mr. Kaufman is not responsible for the management of the entire portfolio of Evergreen Strategic Income Fund or Evergreen VA Strategic Income Fund.  As of October 31, 2006, he was responsible only for approximately $133.2 million of the $410.8 million in assets in these funds.

4 Mr. Pzegeo is not responsible for the management of the entire portfolio of Evergreen Strategic Income Fund, Evergreen Utilities & High Income Fund, Evergreen VA Strategic Income Fund, Evergreen Balanced Fund, Evergreen Diversified Bond Fund, or Evergreen Managed Income Fund.  As of October 31, 2006, he was responsible only for approximately $862.7 million of the $3,557.0 million in assets in these funds.

Under the sub-heading "Compensation," the table which lists the investment performance benchmarks by which each portfolio manager’s bonus is determined is updated with the following information as of October 31, 2006:

Portfolio Manager
Lisa Brown-Premo	Lipper Adjustable Rate Mortgage Funds Lipper Intermediate U.S. Government Funds Lipper Ultra Short Obligations Funds Lipper Multi Sector Income Funds

Portfolio Manager
Bob Rowe	Lipper Adjustable Rate Mortgage Funds Lipper Intermediate U.S. Government Funds Lipper Ultra Short Obligations Funds Lipper Multi Sector Income Funds
Chris Kauffman	Lipper Adjustable Rate Mortgage Funds Lipper Intermediate U.S. Government Funds Lipper Ultra Short Obligations Funds Lipper Multi Sector Income Funds
Gary Pzegeo	Lipper Multi-Sector Income Lipper Mixed Asset Target Allocation Moderate Callan High Yield Bond Lipper High Current Yield Funds

            Under the sub-heading "Fund Holdings," the table which presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) is updated with the following information as of October 31, 2006:

Evergreen Balanced Fund

Lisa Brown-Premo
$0[1]
Bob Rowe
$0[1]
Chris Kauffman
$0[1]
Gary Pzegeo
$0[1]

Evergreen Family of Funds

Lisa Brown-Premo
$500,001-$1 million
Bob Rowe
$1-$10,000
Chris Kauffman
$50,001-$100,000
Gary Pzegeo
$10,001-$50,000

1 As of October 31, 2006, Ms. Premo and Messrs. Rowe, Kauffman and Pzegeo were not portfolio managers of the Fund and had no holdings in the Fund.  Ms. Premo and Messrs. Rowe, Kauffman and Pzegeo have been added as portfolio managers and are expected to make investments with the Fund.

II.        Evergreen Limited Duration Fund (“Limited Duration Fund”)

            Effective immediately, Lisa Brown-Premo has been added as a portfolio manager of the Fund. The section in Part 2 of Limited Duration Fund’s Statement of Additional Information entitled "PORTFOLIO MANAGERS" is revised to add the following information under the sub-headings listed below.

            Under the sub-heading "Other Funds and Accounts Managed," the table providing information about the registered investment companies, other pooled investment vehicles and separate accounts to be managed by the portfolio manager is revised to reflect the following information as of October 31, 2006:

Portfolio Manager		(Assets in thousands)
Lisa Brown-Premo	Assets of registered investment companies managed
	Evergreen Balanced Fund[1]	$1,383,838.1
	Evergreen Strategic Income Fund1	$320,922.7
	Evergreen VA Strategic Income Fund[1]	$89,858.8
	Evergreen Managed Income Fund[1]	$1,168,343.1
	Evergreen Adjustable Rate Fund	$3,191,852.1
	Evergreen Ultra Short Bond Fund	$629,238.4
	Evergreen US Government Fund	$548,925.4
	TOTAL..................................................................................	$ 7,332,978.5

Those subject to performance fee.......................................	0
Number of other pooled investment vehicles managed.........	3
Assets of other pooled investment vehicles managed...........	$ 8,368,324.9
Number of those subject to performance fee............................	0
Number of separate accounts managed....................................	1
Assets of separate accounts managed.................................	$ 52,447.1
Number of those subject to performance fee.......................	0

1 As of October 31, 2006, Ms. Brown-Premo was not managing Evergreen Balanced Fund. She is not responsible for the management of the entire portfolio of Evergreen Managed Income Fund, Evergreen Strategic Income Fund, Evergreen Balanced Fund or Evergreen VA Strategic Income Fund.  The portion of these funds currently managed by Ms. Brown-Premo was approximately $428.4 million of the $2,963.0 million in assets as of October 31, 2006.

Under the sub-heading "Compensation," the table which lists the investment performance benchmarks by which each portfolio manager’s bonus is determined is updated with the following information as of October 31, 2006:

Portfolio Manager
Lisa Brown-Premo	Lipper Adjustable Rate Mortgage Funds Lipper Intermediate U.S. Government Funds Lipper Ultra Short Obligations Funds Lipper Multi Sector Income Funds

            Under the sub-heading "Fund Holdings," the table which presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) is updated with the following information as of October 31, 2006:

Evergreen Limited Duration Fund

Lisa Brown-Premo
$0[1]

Evergreen Family of Funds

Lisa Brown-Premo
$500,001-$1 million

1 As of October 31, 2006, Ms. Brown-Premo was not a portfolio manager of the Fund and had no holdings in the Fund.  Ms. Brown-Premo has been added as a portfolio manager and is expected to make investments with the Fund.

November 13, 2006	578019 (11/06)

SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

I.              Evergreen Limited Duration Fund(the “Fund”)

                Effective immediately, Doug A. Williams is added as a portfolio manager of the Fund. Effective December 7, 2006, Mr. Williams and Ms. Laura Lake will be the portfolio managers of the Fund and Mr. Williams will replace David Fowley as lead portfolio manager of the Fund. The section in Part 2 of the Statement of Additional Information entitled "PORTFOLIO MANAGERS" is revised to add the following information under the sub-headings listed below.

                Under the sub-heading "Other Funds and Accounts Managed," the table providing information about the registered investment companies, other pooled investment vehicles and separate accounts to be managed by the portfolio manager is revised to reflect the following information as of September 30, 2006:

Portfolio Manager		(Assets in thousands)
Douglas Williams	Assets of registered investment companies managed
	Evergreen Diversified Bond Fund[1]..................................................................	$306,576
	Evergreen Limited Duration Fund[2].................................................................	311,329
	TOTAL...........................................................................................................	$617,905
	Those subject to performance fee...................................................................	0
	Number of other pooled investment vehicles managed...................................	4
	Assets of other pooled investment vehicles managed................................	$2,515,005
	Number of those subject to performance fee.............................................	0
	Assets of those subject to performance fee...............................................	$0
	Number of separate accounts managed...........................................................	2
	Assets of separate accounts managed........................................................	$990,844
	Number of those subject to performance fee.............................................	0
	Assets of those subject to performance fee...............................................	$0

1 Mr. Williams is not fully responsible for the management of the entire Evergreen Diversified Bond Fund. As of September 30, 2006, he was responsible only for approximately $278.2 million of the $306.6 million in assets in this fund.

2 As of September 30, 2006, the Limited Duration Fund’s assets were managed by David Fowley. Mr. Williams has subsequently been named as a portfolio manager of the Limited Duration Fund.

Under the sub-heading "Compensation," the table which lists the investment performance benchmarks by which each portfolio manager’s bonus is determined is updated with the following information:

Portfolio Manager
Doug Williams	Lipper Corporate Debt Funds BBB Rated Universe Lipper Short Investment Grade Debt Funds

                Under the sub-heading "Fund Holdings," the table which presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) is updated with the following information:

Evergreen Limited Duration Fund

Doug Williams
$0[1]

Evergreen Family of Funds

Doug Williams
$10,001-$50,000

1 As of September 30, 2006, Mr. Williams was not a portfolio manager of the Fund and had no holdings in the Fund.  Mr. Williams has been added as a portfolio manager and is expected to invest in the Fund.

November 7, 2006	578016 (11/06)

EVERGREEN FIXED INCOME TRUST

EVERGREEN SELECT FIXED INCOME TRUST

200 Berkeley Street

Boston, Massachusetts 02116

1.800.343.2898

SHORT AND INTERMEDIATE TERM BOND FUNDS

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2006

Evergreen Adjustable Rate Fund (“Adjustable Rate Fund”)

Evergreen Limited Duration Fund (“Limited Duration Fund”)

Evergreen Short Intermediate Bond Fund (“Short Intermediate Bond Fund”)

Each Fund is a series of an open-end management investment company known as

Evergreen Select Fixed Income Trust.

Evergreen Ultra Short Opportunities Fund (“Ultra Short Opportunities Fund”)

The Fund is a series of an open-end management investment company know as

Evergreen Fixed Income Trust

(Each of Evergreen Select Fixed Income Trust and Evergreen Fixed Income Trust
a “Trust” and collectively the “Trusts”)

This statement of additional information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectuses dated November 1, 2006, as amended from time to time, for the Fund in which you are making or contemplating an investment. The Funds are offered through a prospectus offering Classes A, B, C and I shares of each Fund and a prospectus offering Class IS shares of each Fund, except Ultra Short Opportunities Fund. The information in Part 1 of this SAI is specific information about the Funds described in the prospectuses. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

Certain information may be incorporated by reference to each Fund’s Annual Report as of June 30, 2006.  You may obtain a copy of each prospectus, Annual Report and SAI without charge by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com.

TABLE OF CONTENTS

PART 1

TRUSTS HISTORY........................................................................................................................... 1-3

INVESTMENT POLICIES.................................................................................................................. 1-3

OTHER SECURITIES AND PRACTICES............................................................................................. 1-5

PRINCIPAL HOLDERS OF FUND SHARES........................................................................................ 1-6

EXPENSES................................................................................................................................... 1-11

COMPUTATION OF CLASS A OFFERING PRICE............................................................................. 1-15

SERVICE PROVIDERS................................................................................................................... 1-16

FINANCIAL STATEMENTS.............................................................................................................. 1-18

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES................................... 2-1

PURCHASE AND REDEMPTION OF SHARES................................................................................. 2-20

PRICING OF SHARES.................................................................................................................... 2-22

PRINCIPAL UNDERWRITER........................................................................................................... 2-23

DISTRIBUTION EXPENSES UNDER RULE 12b-1.............................................................................. 2-23

TAX INFORMATION........................................................................................................................ 2-29

BROKERAGE................................................................................................................................ 2-32

ORGANIZATION............................................................................................................................. 2-34

INVESTMENT ADVISORY AGREEMENT......................................................................................... 2-35

PORTFOLIO MANAGERS………………………….............................................................................. 2-36

MANAGEMENT OF THE TRUSTS................................................................................................... 2-43

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS…………………………………………….2-49

CORPORATE AND MUNICIPAL BOND RATINGS............................................................................. 2-51

ADDITIONAL INFORMATION........................................................................................................... 2-60

PROXY VOTING POLICY AND PROCEDURES...................................................................... Appendix A

PART 1

TRUSTS HISTORY

Each Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997.  Ultra Short Opportunities Fund is a diversified series of Evergreen Fixed Income Trust.  Adjustable Rate Fund, Limited Duration Fund and Short Intermediate Bond Fund are each diversified series of Evergreen Select Fixed Income Trust.  A copy of each Agreement and Declaration of Trust, as amended, is on file as an exhibit to each Trust’s Registration Statement, of which this SAI is a part.  On June 10, 2002, Evergreen Short Intermediate Bond Fund changed its name from Evergreen Fixed Income Fund.  On August 1, 2005, Evergreen Ultra Short Opportunities Fund changed its name from Evergreen Ultra Short Bond Fund.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

            Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940, as amended (the ”1940 Act”).  Where necessary, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund’s practices may change accordingly without a shareholder vote.  Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

1.         Diversification

Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

            Further Explanation of Diversification Policy:

To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase.  The 5% and 10% limitations do not apply to (1) a Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and (3) shares of other investment companies.

2.         Concentration (Excluding Ultra Short Opportunities Fund)

Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

2a.       Concentration (Ultra Short Opportunities Fund only)

Ultra Short Opportunities Fund will normally invest more than 25% of its total assets in mortgage-backed and other mortgage-related securities (which may include securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

Ultra Short Opportunities Fund will normally invest more than 25% of its total assets, taken at market value, in mortgage-backed and other mortgage-related securities (which may include securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

3.         Issuing Senior Securities

Except as permitted under the 1940 Act, each Fund may not issue senior securities.

4.         Borrowing

Each Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy:

Under the 1940 Act generally, each Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and each Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes.  Each Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

5.         Underwriting

            Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.         Real Estate

Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7.         Commodities

Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.         Lending

Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law.  The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

            Further Explanation of Lending Policy:

To generate income and offset expenses, a Fund may lend portfolio securities to broker‑dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value.  While securities are on loan, the borrower will pay the Fund any income accruing on the security.  The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high‑grade, short‑term obligations or interest bearing cash equivalents.  Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities.  The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest.  The Fund has the right to call a loan and obtain the securities lent any time on notice of no more than five business days.  The Fund may pay reasonable fees in connection with such loans.

The Funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592).

OTHER SECURITIES AND PRACTICES

For information regarding securities the Funds may purchase and investment practices the Funds may use, see the following sections in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.”  Information provided in the sections listed below expands upon and supplements information provided in the Funds’ prospectuses.  The list below applies to all Funds unless otherwise noted:

Money Market Instruments

U.S. Government Agency Securities

When-Issued, Delayed-Delivery and Forward Commitment Transactions

Repurchase Agreements

Reverse Repurchase Agreements

Dollar Roll Transactions

Leverage

TBA Mortgage Securities

Covered Dollar Rolls

Convertible Securities

Swaps, Caps, Floors and Collars

Options and Futures Strategies

Foreign Securities (excluding Adjustable Rate Fund)

Foreign Currency Transactions (excluding Adjustable Rate Fund)

Sovereign Debt Obligations

High Yield, High Risk Bonds (excluding Adjustable Rate Fund and Ultra Short Opportunities Fund)

Illiquid and Restricted Securities

Investment in Other Investment Companies

Municipal Bonds (excluding Adjustable Rate Fund and Ultra Short Opportunities Fund)

U.S. Virgin Islands, Guam and Puerto Rico (excluding Adjustable Rate Fund and Ultra Short Opportunities Fund)

Master Demand Notes

Preferred Shares

Brady Bonds

Obligations of Foreign Branches of U.S. Banks

Obligations of U.S. Branches of Foreign Banks

Payment-In-Kind Securities (PIKs)

Zero Coupon “Stripped” Bonds

Mortgage-Backed and Asset-Backed Securities

Variable or Floating Rate Instruments

Securities Lending

            Notwithstanding the above, each Fund may invest up to 5% of its assets in each of the securities or practices discussed in Part 2 of this SAI under "Additional Information on Securities and Investment Practices."

PRINCIPAL HOLDERS OF FUND SHARES

            As of October 1, 2006, the officers and Trustees of each Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

Set forth below is information with respect to each person who, to each Fund’s knowledge, owned of record 5% or more of the outstanding shares of any class of each Fund as of October 1, 2006. The Funds do not know if any of the below held their shares beneficially.

Adjustable Rate Fund - Class A shares
Charles Schwab & Co., Inc. Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery Street/ Mutual Funds San Francisco, CA 94104	13.79%
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	6.56%
Prudential Investment Mgmt. Services FBO Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Center Floor 11 Newark, NJ 07102-4000	5.15%
Adjustable Rate Fund - Class B shares
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	13.23%
Adjustable Rate Fund - Class C shares
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	29.03%
Citigroup Global Markets, Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	5.61%
Adjustable Rate Fund - Class I shares
Capinco c/o US Bank PO Box 1787 Milwaukee, WI 53201-1787	15.97%
Band & Co. c/o US Bank PO Box 1787 Milwaukee, WI 53201-1787	11.15%
Wachovia Bank NA EB/INT Cash Account Trust Accounts 1525 W WT Harris Blvd. Charlotte, NC 28288-0001	8.86%
R J Reynolds Tobacco Company Attn: Janet B. Quintal 401 Main Street Winston Salem, NC 27101-3804	8.09%
Adjustable Rate Fund - Class IS shares
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	26.08%
Healthnow New York Inc. Attn: Christopher Leardini 1901 Main Street Buffalo, NY 14208-1036	21.87%
Unified Trust Company NA Omnibus Trust 2353 Alexandria Dr. Suite 100 Lexington, KY 40504-3208	6.29%
UPRR UTU Crew Consist Attn: Steven A. Oiness 1400 Douglas Street Stop 1610 Omaha, NE 68179-1610	5.15%
Limited Duration Fund – Class A shares
First Clearing LLC Estate of Jean-Rae Turner Rosa Hagin Executor 14 Witherwood Dr. Hamburg, NJ 07419-1274	13.00%
First Clearing LLC John M. Boroski IRA FCC as Custodian 101 Chancellor Street Johnstown, PA 15904-2222	7.60%
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	6.99%
Limited Duration Fund - Class B shares
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	13.21%
Limited Duration Fund - Class C shares
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	8.29%
Wells Fargo Investments LLC 608 Second Avenue South, 8th Floor Minneapolis, MN 55402-1927	5.95%
Limited Duration Fund - Class I shares
Wachovia Bank Cash Acct Attn: Trust Operations Fund Group 401 South Tryon Street, 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	37.35%
Wachovia Bank Reinvest Acct Attn: Trust Operations Fund Group 401 South Tryon Street, 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	34.52%
Wachovia Bank Cash/Reinvest Acct Attn: Trust Operations Fund Group 401 South Tryon Street, 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	9.15%
Evergreen Investment Services Inc. Conservative Portfolio College Sense Attn: Jim Hall, 18th Floor 200 Berkeley Street Boston, MA 02116-5022	7.13%
Limited Duration Fund - Class IS shares
Wachovia Bank Reinvest Acct Attn: Trust Operations Fund Group 401 South Tryon Street, 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	28.07%
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	6.52%
Oppenheimer & Co., Inc FBO John T. Pfeiffer III 125 Broad Street New York, NY 10004-2400	5.93%
Short Intermediate Bond Fund - Class A shares
Wachovia Bank 401 (k) Accounts 1525 WT Harris Blvd. West Charlotte, NC 28288-0001	22.31%
First Clearing LLC Nevada Retail Network Self Insured Group 575 S Saliman Road Carson City, NV 89701-5000	10.74%
First Clearing LLC Nevada Retail Network Self Insured Group 575 S Saliman Road Carson City, NV 89701-5000	10.63%
Short Intermediate Bond Fund - Class B shares
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	8.62%
Citigroup Global Markets, Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	6.65%
Short Intermediate Bond Fund - Class C shares
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	16.15%
Short Intermediate Bond Fund - Class I shares
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 1525 WT Harris Blvd. West Charlotte, NC 28288-0001	56.17%
Wachovia Bank Reinvest Account Attn: Trust Operations Fund Group 1525 WT Harris Blvd. West Charlotte, NC 28288-0001	14.83%
Band & Co. c/o US Bank Attn: Willy Bloom PO Box 1787 Milwaukee, WI 53201-1787	10.20%
Wachovia Bank 401K Accounts 1525 WT Harris Blvd. West Charlotte, NC 28288-0001	8.41%
Wachovia Bank Cash/Reinvest Account Attn: Trust Operations Fund Group 1525 WT Harris Blvd. West Charlotte, NC 28288-0001	5.53%
Short Intermediate Bond Fund - Class IS shares
None	None
Ultra Short Opportunities Fund - Class A
Charles Schwab & Co., Inc. Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery Street/ Mutual Funds San Francisco, CA 94104	10.25%
First Clearing, LLC William W. Waters 7620 Baltusrol Lane Charlotte, NC 28210-4928	9.40%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	5.78%
Prudential Investment Mgmt. Services FBO Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Center Floor 11 Newark, NJ 07102-4000	5.70%
Ultra Short Opportunities Fund - Class B
None	None
Ultra Short Opportunities Fund - Class C
MLPF & S For the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	7.98%
Ultra Short Opportunities Fund - Class I
Capinco c/o US Bank PO Box 1787 Milwaukee, WI 53201-1787	31.46%
Wachovia Bank 401 (k) Accounts 1525 WT Harris Blvd. West Charlotte, NC 28288-0001	22.78%
Patterson & Co. FBO WB Thrift Bond Wraps Sub 1525 W WT Harris Blvd, CMG-NC1151 Charlotte, NC 28262-8522	14.37%
Band & Co. c/o US Bank PO Box 1787 Milwaukee, WI 53201-1787	11.96%
Wachovia Bank Cash Account 1525 WT Harris Blvd. West Charlotte, NC 28288-0001	7.45%

EXPENSES

Advisory Fees

            Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds.  EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.  Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.  For more information, see “Investment Advisory Agreement” in Part 2 of this SAI.

            EIMC is entitled to receive from Adjustable Rate Fund an annual fee based on the Fund’s average daily net assets as follows which is computed as of the close of each business day and paid monthly:

Average Daily Net Assets	Fee
First $5 billion	0.21%
Next $3 billion	0.19%
Over $8 billion	0.17%

            EIMC is entitled to receive from Limited Duration Fund an annual fee based on the Fund’s average daily net assets as follows which is computed as of the close of each business day and paid monthly:

Average Daily Net Assets	Fee
First $5 billion	0.22%
Next $2 billion	0.19%
Over $7 billion	0.17%

            EIMC is entitled to receive from Short Intermediate Bond Fund an annual fee based on the Fund’s average daily net assets as follows which is computed as of the close of each business day and paid monthly:

Average Daily Net Assets	Fee
First $250 million	0.42%
Next $250 million	0.40%
Next $500 million	0.38%
Over $1 billion	0.35%

            EIMC is entitled to receive from Ultra Short Opportunities Fund an annual fee based on the Fund’s average daily net assets as follows which is computed as of the close of each business day and paid monthly:

Average Daily Net Assets	Fee
First $250 million	0.40%
Next $250 million	0.35%
Next $500 million	0.30%
Over $1 billion	0.25%

Advisory Fees Paid

            Below are the advisory fees paid or accrued by the Funds for the last three fiscal years.

Fund/Fiscal Year or Period	Advisory Fees Paid	Advisory Fees Waived
June 30, 2006
Adjustable Rate Fund	$9,021,360	$223,438
Limited Duration Fund	$823,398	$0
Short Intermediate Bond Fund	$4,768,279	$0
Ultra Short Opportunities Fund	$2,139,703	$192,540
June 30, 2005
Adjustable Rate Fund	$13,577,077	$0
Limited Duration Fund	$926,988	$0
Short Intermediate Bond Fund	$5,039,980	$0
Ultra Short Opportunities Fund	$1,478,229	$531,364
June 30, 2004
Adjustable Rate Fund	$18,404,809	$0
Limited Duration Fund	$1,103,101	$0
Short Intermediate Bond Fund	$5,319,866	$0
Ultra Short Opportunities Fund	$1,312,471	$213,688

Sub –Advisor and Sub-Advisory Fees Paid

Tattersall Advisory Group, Inc. (TAG), a subsidiary of Wachovia, acts as the sub-advisor to the Funds.  As sub-advisor, TAG manages the Fund’s investments on a day-to-day basis. The Funds do not pay a direct fee to TAG for its sub-advisory services. With respect to Short Intermediate Bond Fund, EIMC has entered into a sub-advisory agreement with TAG under which EIMC pays TAG a fee at the annual rate of 0.19% of the average daily net assets of Short Intermediate Bond Fund. With respect to Adjustable Rate Fund, Limited Duration Fund, and Ultra Short Opportunities Fund, EIMC has entered into a sub-advisory agreement with TAG under which EIMC pays TAG a fee equal to 90% of the advisory fee retained by EIMC pursuant to its advisory contract with each Fund.

Brokerage Commissions

            Below are the brokerage commissions paid by the following Funds for the last three fiscal years or periods. For more information regarding brokerage commissions, see “Brokerage” in Part 2 of the SAI.

Fund	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2004
Adjustable Rate Fund	$0	$0	$0
Limited Duration Fund	$31,115	$45,930	$60,630
Short Intermediate Bond Fund	$36,038	$0	$0
Ultra Short Opportunities Fund	$0	$0	$0

Brokerage Commissions with Research Firms

            During the fiscal year ended June 30, 2006, the Funds allocated the following amount of transactions, and related commissions, to broker-dealer firms that EIMC considers to provide research services (“Research Firms”). Wachovia Securities, LLC (together with its wholly-owned subsidiary, First Clearing LLC) is a Research Firm. The provision of research was not necessarily a factor in the placement of these transactions with such Research Firms.

Fund

	Dollar Amount of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms
Adjustable Rate Fund	$23,793,716,841.44	$0
Limited Duration Fund	$482,265,650.36	$31,525.00
Short Intermediate Bond Fund	$4,409,036.95	$17,662.00
Ultra Short Opportunities Fund	$1,902,209,099.59	$0

Portfolio Turnover

The Funds generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and their shareholders.  It may also result in the Funds realizing greater net short-term capital gains, which are taxable to shareholders as ordinary income.

Underwriting Commissions

            Below are the underwriting commissions paid by each Fund and the amounts retained by Evergreen Investment Services, Inc. (EIS), the principal underwriter, for the last three fiscal years.  For periods prior to May 1, 2004, underwriting commissions were paid to the Funds’ predecessor principal underwriter.  For more information, see “Principal Underwriter” in Part 2 of this SAI.

Fund/Fiscal Year or Period	Total Underwriting Commissions	Underwriting Commissions Retained
June 30, 2006
Adjustable Rate Fund	$387,050	$13,814
Limited Duration Fund	$50,299	$5,257
Short Intermediate Bond Fund	$22,142	$602
Ultra Short Opportunities Fund	$231,232	$7,008
June 30, 2005
Adjustable Rate Fund	$2,096,760	$52,216
Limited Duration Fund	$62,274	$5,689
Short Intermediate Bond Fund	$70,599	$12,794
Ultra Short Opportunities Fund	$524,805	$12,794
June 30, 2004
Adjustable Rate Fund	$7,911,956	$163,455
Limited Duration Fund	$153,680	$6,829
Short Intermediate Bond Fund	$186,223	$3,749
Ultra Short Opportunities Fund	$2,063,316	$40,810

Distribution and/or Service (Rule12b-1) Fees

            Below are the 12b-1 fees paid by each Fund for the fiscal year ended June 30, 2006.  Class I shares do not pay 12b-1 fees and Class IS shares do not pay distribution fees.  For more information, see “Distribution Expenses Under Rule 12b-1” in Part 2 of this SAI.

Fund	Class A		Class B		Class C		Class IS
	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Service Fees
Adjustable Rate Fund	$326,294	$1,576,810	$3,620,290	$1,206,763	$7,328,528	$2,442,843	$1,007,949
Limited Duration Fund	$1,864	$5,592	$46,306	$15,435	$71,202	$23,734	$21,566
Short Intermediate Bond Fund	$37,833	$113,497	$65,823	$21,941	$139,525	$46,508	$45,367
Ultra Short Opportunities Fund	$55,461	$267,398	$146,200	$48,733	$741,590	$247,196	N/A

Trustee Compensation

            Listed below is the Trustee compensation paid by each Fund for the fiscal year ended June 30, 2006 and by the Evergreen fund complex(1) for the twelve months ended December 31, 2005. The Trustees do not receive pension or retirement benefits from the Evergreen funds. Patricia B. Norris became a Trustee effective July 1, 2006 and did not receive compensation from the Funds for the periods indicated. For more information, see “Management of the Trust” in Part 2 of this SAI.

Trustee

	Fund	Aggregate Compensation from each Fund for the fiscal year ended June 30, 2006	Total Compensation from the entire Fund Complex Paid to Trustees for the twelve months ended 12/31/2005(2)
Charles A. Austin III	Evergreen Adjustable Rate Fund	$8,774	$203,500
	Evergreen Limited Duration Fund	$724
	Evergreen Short Intermediate Bond Fund	$2,412
	Evergreen Ultra Short Opportunities Fund	$1,240
Shirley L. Fulton	Evergreen Adjustable Rate Fund	$7,133	$167,000
	Evergreen Limited Duration Fund	$590
	Evergreen Short Intermediate Bond Fund	$1,965
	Evergreen Ultra Short Opportunities Fund	$1,013
K. Dun Gifford	Evergreen Adjustable Rate Fund	$7,174	$186,500
	Evergreen Limited Duration Fund	$586
	Evergreen Short Intermediate Bond Fund	$1,954
	Evergreen Ultra Short Opportunities Fund	$996
Dr. Leroy Keith, Jr.	Evergreen Adjustable Rate Fund	$7,101	$168,000
	Evergreen Limited Duration Fund	$587
	Evergreen Short Intermediate Bond Fund	$1,956
	Evergreen Ultra Short Opportunities Fund	$1008
Gerald M. Mc Donnell	Evergreen Adjustable Rate Fund	$7,101	$168,000
	Evergreen Limited Duration Fund	$587
	Evergreen Short Intermediate Bond Fund	$1,956
	Evergreen Ultra Short Opportunities Fund	$1008
William Walt Pettit	Evergreen Adjustable Rate Fund	$7,133	$167,000
	Evergreen Limited Duration Fund	$590
	Evergreen Short Intermediate Bond Fund	$1,965
	Evergreen Ultra Short Opportunities Fund	$1,013
David M. Richardson	Evergreen Adjustable Rate Fund	$7,101	$168,000
	Evergreen Limited Duration Fund	$587
	Evergreen Short Intermediate Bond Fund	$1,956
	Evergreen Ultra Short Opportunities Fund	$1008
Dr. Russell A. Salton, III	Evergreen Adjustable Rate Fund	$8,236	$191,500
	Evergreen Limited Duration Fund	$676
	Evergreen Short Intermediate Bond Fund	$2,276
	Evergreen Ultra Short Opportunities Fund	$1,177
Michael S. Scofield	Evergreen Adjustable Rate Fund	$13,074	$285,000
	Evergreen Limited Duration Fund	$1,067
	Evergreen Short Intermediate Bond Fund	$3,585
	Evergreen Ultra Short Opportunities Fund	$1,840
Richard J. Shima	Evergreen Adjustable Rate Fund	$8,124	$186,500
	Evergreen Limited Duration Fund	$671
	Evergreen Short Intermediate Bond Fund	$2,235
	Evergreen Ultra Short Opportunities Fund	$1,150

Richard K. Wagoner	Evergreen Adjustable Rate Fund	$7,408	$168,000
	Evergreen Limited Duration Fund	$614
	Evergreen Short Intermediate Bond Fund	$2,045
	Evergreen Ultra Short Opportunities Fund	$1,054

(1)   The Evergreen Fund Complex consists of ten open-end investment management companies representing eighty-nine separate series and four closed-end funds.

(2)   The Trustees have a Deferred Compensation Plan which provides Trustees with the option to defer all of part of their compensation. The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment media in an amount equal to the deferred compensation. A Trustee may elect when to receive distributions of such deferred amounts, but may not receive a distribution before the earlier of the first business day of January following (a) a date five years following the deferral election or (b) the year in which the Trustee ceases to be a member of the Board of Trustees. Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Also pursuant to the Trustees Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2005. The amounts listed below will be payable in later years to the respective Trustees:

                Austin                      $132,275

                Fulton                      $41,750

                McDonnell                $50,400

                Pettit                        $50,100

                Shima                      $93,250

COMPUTATION OF CLASS A OFFERING PRICE

            Class A shares are sold at the net asset value (NAV) plus a sales charge.  Below is an example of the method of computing the offering price of Class A shares of each Fund.  The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund’s Class A shares at June 30, 2006.  For more information, see “Purchase and Redemption of Shares” and “Pricing of Shares” in Part 2 of this SAI.

Fund	Net Asset Value Per Share	Sales Charge Per Share	Offering Price Per Share
Adjustable Rate Fund	$9.23	3.25%	$9.54
Limited Duration Fund	$10.03	3.25%	$10.37
Short Intermediate Bond Fund	$5.84	3.25%	$6.04
Ultra Short Opportunities Fund	$9.72	3.25%	$10.05

(1)  The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

SERVICE PROVIDERS

Administrator

            Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, MA 02116-5034, a subsidiary of Wachovia and an affiliate of EIMC, serves as administrator to the Funds, subject to the supervision and control of each Trust’s Board of Trustees.  Pursuant to a Master Administrative Services Agreement, EIS provides the Funds with facilities, equipment and personnel, and is entitled to receive annual fees from each Fund at the following rate:

Average Daily Net Assets

of the Evergreen Funds (excluding Money Market Funds and Institutional Enhanced Income Fund)

Administrative

Services Fee Rates

First $50 billion

0.100%

Next $25 billion

0.090%

Next $25 billion

0.080%

Next $25 billion

0.075%

On assets over $125 billion

0.050%

Administrative Fees Paid

            Below are the administrative fees paid by each Fund for the last three fiscal years.

Fund/Fiscal Year or Period	Administrative Fees Paid
June 30, 2006
Adjustable Rate Fund	$4,376,375
Limited Duration Fund	$372,060
Short Intermediate Bond Fund	$1,225,781
Ultra Short Opportunities Fund	$647,848
June 30, 2005
Adjustable Rate Fund	$6,453,116
Limited Duration Fund	$420,541
Short Intermediate Bond Fund	$1,308,792
Ultra Short Opportunities Fund	$544,906
June 30, 2004
Adjustable Rate Fund	$8,758,989
Limited Duration Fund	$501,095
Short Intermediate Bond Fund	$1,293,301
Ultra Short Opportunities Fund	$359,016

Distributor

            EIS markets the Funds through broker‑dealers and other financial representatives. EIS is also the distributor of the Funds and receives payment pursuant to the Funds’ 12b-1 plans.  EIS is an affiliate of EIMC, which is an affiliate of the Funds.

Transfer Agent

            Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, MA 02266-8400, a subsidiary of Wachovia and an affiliate of EIMC, is the Funds’ transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

Each Fund pays ESC annual fees as follows:

Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Monthly Dividend Funds	$21.50	$9.00

                        * For shareholder accounts only.  Each Fund pays ESC cost plus 15% for broker accounts.

                                      ** Closed accounts are maintained on the system in order to facilitate historical and tax information.

Below are the transfer agency fees paid by each Fund to ESC for the last fiscal year. A portion of the fees listed below was paid to Wachovia Securities, Inc., an affiliate of Wachovia Corporation.

Fund	Total Transfer Agency Fees Paid to ESC for the Fiscal Year Ended June 30, 2006
Adjustable Rate Fund	$3,627,314
Limited Duration Fund	$75,432
Short Intermediate Bond Fund	$489,427
Ultra Short Opportunities Fund	$223,925

Independent Registered Public Accounting Firm

            KPMG LLP, 99 High Street, Boston, MA 02110, audits the financial statements of each Fund.

Custodian

            State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

            Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, acts as the counsel to the Funds.

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, acts as counsel to the non-interested Trustees of the Trusts.

FINANCIAL STATEMENTS

            The audited financial statements for each Fund, as of June 30, 2006, for the fiscal year then ended, including notes thereto, and the report of the independent registered public accounting firm thereon, are hereby incorporated into this document by reference to each Fund's June 30, 2006 Annual Report. The Funds’ June 30, 2006 Annual Reports were filed electronically with the SEC on September 6, 2006 (Accession No. 0000936772-06-000143 for Select Fixed Income Trust and Accession No. 0000936772-06-000141 for Fixed Income Trust).  A copy of each Annual Report may be obtained without charge by writing to Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling toll-free at 1.800.343.2898 or by downloading them off our Web site at Evergreeninvestments.com.

Statement of Additional Information (SAI)

PART 2

ADDITIONAL INFORMATION ON SECURITIES

AND INVESTMENT PRACTICES

The prospectus describes the Fund’s investment goal and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use.   Some of the information below may not apply to the Fund or the Class in which you are interested.

            The term “advisor” includes any sub-advisor applicable to a Fund.

Money Market Instruments

The Fund may invest up to 100% of its assets in high-quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

            The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

            In general, securities issued by U.S. Government-sponsored entities are backed only by (i) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (ii) the credit of the agency or instrumentality issuing the securities or guaranteeing the obligations.  Generally, the U.S. Government agencies issuing these securities, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. Government or U.S. Treasury.  This means that, in most cases, securities issued or guaranteed by U.S. Government agencies are supported only by the credit of the issuing agency, standing alone.  One important exception is securities by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. Government.

            Some examples of government agencies and instrumentalities that do not receive financial support from the U.S. Government or U.S. Treasury and whose securities and obligations are supported only by the credit of the issuing agency include the following.

(i)   Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii)   Farmers Home Administration;

(iii)  Federal Home Loan Banks;

(iv)  Federal Home Loan Mortgage Corporation;

Federal National Mortgage Association; and

Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government.  GNMA securities or "certificates" represent ownership in a pool of underlying mortgages.  The timely payment of principal and interest due on these securities is guaranteed by GNMA.

            Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments.  While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30‑year bond.

            The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool.  Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool.  In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

            Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long‑term rates because of the prepayment feature.  For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing.  As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline.  In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When‑Issued, Delayed‑Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when‑issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis.  Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

            The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.  Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth.  In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when‑issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due.  The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

            Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund.  In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale.  If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

            The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities, or banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.  In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security.  A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

            The Fund’s custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.  To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.  In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.  The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities.

Reverse Repurchase Agreements

            The Fund may enter into reverse repurchase agreements.  These transactions are similar to borrowing cash.  In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

            When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date.  The segregated account is marked to market daily and maintained until the transaction is settled.

Leverage

            The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with EIMC’s Leverage Policy.  Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.  Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a “to-be-announced” basis (commonly referred to as “TBAs”) which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund’s total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Dollar Roll Transactions

            The Fund may enter into "dollar rolls" in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date.  In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities.  Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see description below) and are included in the calculation of the Fund’s total leverage-creating transactions.   In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund’s total leverage-creating transactions.

Securities Lending

            The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund.  These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral.  Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed‑income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed‑income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

            The Fund may purchase preferred stock.  Some preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

            If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation.  Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

            The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars.  The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

            The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody’s) or has an equivalent rating from another nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor.  If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

            The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

            Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

            Investment in indexed securities involves certain risks.  In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the underlying reference instruments.   Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

            To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.  For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options.  Expenses and losses incurred as a result of such hedging strategies will reduce the Fund’s current return.

The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments.  It is impossible to predict the amount of trading interest that may exist in various types of options or futures.  Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities.  The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund’s investment objective.  Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options.  A put option would be considered “covered” if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding.  A call option is covered if the Fund owns or has the right without additional compensation to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period.  A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire.  In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund’s custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund’s obligation under the option.  The Fund may also write combinations of covered puts and covered calls on the same underlying security.

The Fund will receive a premium from writing an option, which will increase the Fund’s return in the event the option expires unexercised or is terminated at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security.  By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for a price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.  The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities.  The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value.  This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security’s market price.  For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.  By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

            The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase.  This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

Futures Contracts and Options on Futures.  The Fund may enter into financial futures contracts and write options on futures contracts.    The Fund may enter into such contracts for hedging purposes or for other purposes described from time to time in the prospectus.  A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month.  A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index.  The Fund does not make payment or deliver securities upon entering into a futures contract.  An interest rate futures contract does not typically require delivery of securities or other investments, but contemplates payment based on changes on one or more interest rates (such as U.S. Treasury or Eurodollar rates).  Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

            The Fund may sell or purchase futures contracts.  When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases.  Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities.  If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines.  The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

              A put option purchased by the Fund on a futures contract would give it the right to assume a position as the seller of a futures contract.  A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract.  The purchase of an option on a futures contract requires the Fund to pay a premium.  In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract.  If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

            The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions.  The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market.  There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance  that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

            Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions.  Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments.  This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

            The Fund does not intend to use futures transactions for speculation or leverage.  The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund.  The Fund will not change these policies without supplementing the information in the prospectus or SAI.

“Margin” in Futures Transactions.  Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract.  Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted).  The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions.  Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

            A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract.  This process is known as "marking to market”.  Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing its daily net asset value the Fund will mark‑to‑market its open futures positions.  The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations.  The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain “bona fide hedging” criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts.  If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies.  The effective use of options and futures strategies depends, among other things, on the Fund’s ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so.  Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.  The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges.  In certain instances, however, the Fund may purchase and sell options in the over-the-counter market.  The staff of the Securities and Exchange Commission (SEC) considers over-the-counter options to be illiquid.  The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

            The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of any hedge.  The successful use of these strategies also depends on the ability of the Fund’s investment advisor to forecast correctly interest rate movements and general stock market price movements.  The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

            The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds were created in 1989, and, accordingly, do not have an extensive payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium.  Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

            The Fund may invest in foreign securities or U.S. securities traded in foreign markets.  In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit.  The Fund may also invest in Canadian commercial paper and Europaper.  These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers.  Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.  Such investments may also entail higher custodial fees and sales commissions than domestic investments.  Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries.  Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

The Fund may be subject to risks associated with obligations of the Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development).  Because these entities are not governmental entities with taxing authority, and may be supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

            As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date).  The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract.  The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated.  Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.  The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar.  Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.  The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.  The Fund may also engage in currency-hedge and currency proxy-hedge transactions.

Currency Cross-hedge

A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive.  An example would be where the advisor feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling.  The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly.  An example might be where the advisor owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

Creating a net long position would be a situation where the advisor of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund.  An example might be where the advisor has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen.  Creating a long position in the Yen would accomplish this result.

Premium Securities

            The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates.  Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity.  Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

The Fund may invest a portion of its assets in lower rated bonds.  Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” offer high yields, but also high risk.  While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.  Investors should be aware of the following risks:

            (1)    The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged.  Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing.  Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

            (2)    The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

            (3)    The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise.  For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost.  The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher‑rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

            (4)    The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

Sovereign Debt Obligations

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

            The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

            The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws.  Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors.  Since Rule 144A securities may have limited markets, the advisor will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.  In determining the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

            The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act.  Currently, with limited exceptions, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies.  However, the Fund may invest all of its investable assets in securities of a single open‑end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.  Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of money market funds advised by the Fund’s investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund’s total assets.

Short Sales

A short sale is the sale of a security the Fund has borrowed.  The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender.  After a short sale is completed, the value of the security sold short may rise.  If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

            The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.  The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political  subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions.  Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.  Municipal bonds may also be issued to refinance public debt.

            Municipal bonds are mainly divided between "general obligation" and "revenue" bonds.  General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax.  They are repaid from the issuer's general revenues.  Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer.  In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

            The Fund may also invest in industrial development bonds.  Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations.  The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities.  To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax.  However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

            The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating.  Municipal bonds are rated by S&P, Moody's and Fitch.  Such ratings, however, are opinions, not absolute standards of quality.  Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield.  Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund.  Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

            The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due.  Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default.  Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issuer's weaknesses.  Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due.  In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund and other Evergreen funds.

            From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds.  Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund.  If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.   In order for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico

The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named.  The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico.  Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.  The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.  An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond.  The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity.  There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.  Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

The Fund may invest in master demand notes.  These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower.  Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount.  The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice).  Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year.  The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.  Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time.  Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund‘s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand.  These notes are not typically rated by credit rating agencies.  Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody’s or F-1 by Fitch.

Payment‑in‑kind Securities

The Fund may invest in payment‑in‑kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period.  The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer ‑‑ as with zero coupon securities ‑‑ is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash‑paying securities.  However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest).  Their price is expected to reflect an amount representing accreted interest since the last payment.  PIKs generally trade at higher yields than comparable cash‑paying securities of the same issuer.  Their premium yield is the result of the lesser desirability of non‑cash interest, the more limited audience for non‑cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds.  The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series.  Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities.  Each zero coupon bond entitles the holder to receive a single payment at maturity.  There are no periodic interest payments on a zero coupon bond.  Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations.  Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price.  The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method.  Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss.  If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage‑Backed or Asset‑Backed Securities

The Fund may invest in mortgage‑backed securities and asset‑backed securities.  Two principal types of mortgage‑backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).  CMOs are securities collateralized by mortgages, mortgage pass‑throughs, mortgage pay‑through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage‑backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties).  Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only.  Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass‑throughs to be prepaid prior to their stated maturity.  Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass‑throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage‑backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over‑the‑counter and typically have a short‑intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of asset‑backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset‑backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset‑backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset‑backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset‑backed securities may default and/or may suffer from these defects.  In evaluating the strength of particular issues of asset‑backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities

TBA refers to “To Be Announced.”  These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit.  Variable or floating rate instruments bear interest at a rate which varies with changes in market rates.  The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity.  A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula.  The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long‑term bond or commercial paper ratings applicable to permitted investments for the Fund.  The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

            The Fund may invest in investments related to real estate including real estate investment trusts (REITs), including equity REITs and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by borrower default risk and interest rate risk.  REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.  Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act.  In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

The Fund may invest in limited and master limited partnerships.  A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement.  Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities.  A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time.  The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust (“UIT”) that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts (“SPDRs”) and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them.  The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them.  Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks.  Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

PURCHASE AND REDEMPTION OF SHARES

You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker‑dealers that have entered into special agreements with EIS or certain other financial institutions.  With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees.  Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (CDSC) when you redeem the Fund's shares or no sales charges at all.  Each Evergreen fund offers different classes of shares.  Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class A shares.

There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus).  As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family, are eligible to purchase Class A shares at net asset value (NAV).  Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV.  These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund.  Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort.  Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS.  Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Class IS shareholders of Evergreen Strategic Value Fund, former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund) and former shareholders of America’s Utility Fund.

Class B Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class B shares.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front‑end sales charge or exchange fee.  Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

The Fund’s prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

Contingent Deferred Sales Charge

The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1” below).  Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

Exchanges

Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund (except Evergreen Institutional Enhanced Income Fund) which offers the same class of shares. See “By Exchange” under “How to Buy Shares” in the prospectus.  Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange.  The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares.  However, ESC will automatically reinvest all subsequent dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record.  When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins.  Uncashed or returned redemption checks will also be handled in the manner described above.

PRICING OF SHARES

Calculation of Net Asset Value (NAV)

            The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus.  The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the time the Fund calculates its NAV to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

            The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

            Current values for the Fund's portfolio securities are determined as follows:

                        (1)  Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

                        (4)  Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded.  If there has been no sale, the securities are valued at the mean between bid and asked prices.  Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market.  The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

                        (5)  Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market value.

Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor’s opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

Investments in other mutual funds are valued at net asset value.

For Money Market Funds, as permitted under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

PRINCIPAL UNDERWRITER

            EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund.  The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

            EIS, as agent, has agreed to use its best efforts to find purchasers for the shares.  EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker‑dealers, and others, acting as principals, for sales of shares to them.  The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

            All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Agreement and Declaration of Trust, By‑Laws, current prospectuses and SAI.  All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received.  Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

            EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares.  EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

            The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Trustees”), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

            The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement.  The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

            From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker‑dealers promotional materials and selling aids.

DISTRIBUTION EXPENSES UNDER RULE 12b-1

The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares (“Share Classes”), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act.  These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund’s expense table in the prospectus. The 12b-1 fees are composed of distribution fees and/or service fees which are described further below. Certain Wachovia affiliates receive 12b-1 fees from the Funds.

Class I and Institutional shares of the Fund do not pay 12b-1 fees.

Under the Distribution Plans (each a “Plan,” together, the “Plans”) that the Fund has adopted for its Share Classes, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Principal Underwriting Agreements (each an “Agreement,” together, the “Agreements”) that the Fund has entered into with respect to its Share Classes, as applicable.

Class	Current Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%(a)
B	1.00%
C	1.00%
S	0.75%(b)
S1	0.75%(b)
Administrative	0.75%(c)
Institutional Service	0.75%(d)
Investor	0.75%(e)
Participant	0.75%(f)
Reserve	0.75%(g)
Resource	1.00%(h)
R	1.00%(i)

Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.25% or less on Evergreen institutional money market funds or other Evergreen funds offering Institutional Service shares. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.80% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.50% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund’s investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts.  The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under “Current Maximum 12b-1 Fees Allowed Under the Plans.” The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

(1)        to compensate broker-dealers or other persons for distributing Fund shares;

(2)        to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund’s shareholders; and

(3)        to otherwise promote the sale of Fund shares.

The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares.  EIS may assign its rights to receive compensation under the Plans to secure such financings.  Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund’s distributor or its predecessor.

Since EIS’s compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.  Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.  The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker‑dealers without the assessment of a front‑end sales charge, while at the same time permitting EIS to compensate broker‑dealers in connection with the sale of such shares.

            Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

            Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis.  Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

            The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            Each Plan and the Agreement will continue in effect for successive 12‑month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

            The Plans permit the payment of fees to brokers and others for distribution and shareholder‑related administrative services and to broker‑dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

            In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

            All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected.  Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS.  To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS.  Any Agreement will terminate automatically in the event of its assignment.  For more information about 12b-1 fees, see “Expenses” in the prospectus and “Distribution and/or Service (Rule 12b-1) Fees” under “Expenses” in Part 1 of this SAI. To the extent EIMC and EIS are compensated based on assets under management in the Evergreen funds, they may be considered to have an interest in the operation of the Plans.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

            EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an “asset-based sales charge” and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Class C Eligible Shares”).  Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter.  Service fees will be paid within five business days after the end of the service commission period in the respective quarter.  EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

            No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

            EIS pays commissions to investment firms for sales of Class A shares at the following rates:

Equity Funds (except Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	5.00%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000

Long-term Bond Funds (including Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	4.25%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus*
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus*
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000*

*    Evergreen Envision Funds and Evergreen Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

Short-term Bond Funds	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	2.75%
	$50,000-$99,999	2.75%
	$100,000-$249,999	2.25%
	$250,000-$499,999	1.75%
	$500,000-$999,999	1.25%
	$1,000,000-$2,999,999	0.50% of the first $2,999,999, plus
	$3,000,000 or greater	0.25% of amounts equal to or over $3,000,000**

**  Evergreen Adjustable Rate Fund and Evergreen Ultra Short Opportunities Fund pay 0.25% to investment firms for all amounts over $1,000,000.

            EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).  Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter.  Such commissions will be paid by the twentieth day of the month before the end of the respective quarter.  Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

            No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource, Class R, Class S and Class S1 shares of a Fund.

TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

            The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code.  (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.)  In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or foreign currencies, and net income from certain publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships.  By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.  A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements with respect to each calendar year and with respect to each one-year period ending on October 31.  The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

            To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short‑term capital gains, if any).  The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income.  Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the current 15% rate of tax for other taxpayers who have met the relevant holding period requirements.  The Fund will inform shareholders of the amounts that so qualify.  If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

From time to time, the Fund will distribute the excess of its net long‑term capital gains over its short‑term capital loss to shareholders (i.e., capital gain dividends).  For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long‑term capital gains.  Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares. The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders.

Distributions by the Fund reduce its NAV.  A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as ordinary income or capital gain as described above, although from an investment standpoint, it is a return of capital.  In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital.  Nevertheless, the shareholder may incur taxes on the distribution.  Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.  Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

If more than 50% of the value of the Fund's total assets at the end of a fiscal year consists of securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments.  The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that would be to his advantage.  In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom.  As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

                For Funds that may invest an amount less than or equal to 50% of the value of its assets in foreign securities, income received by the Fund from its investments in foreign securities may also be subject to withholding and other taxes.  Tax Conventions between certain countries and the U.S. may reduce or eliminate such taxes.  Shareholders in such Funds that invest up to 50% of their assets in foreign securities will not be entitled to a credit or deduction with respect to such foreign taxes.

            The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income.  In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax‑exempt obligations at the close of each quarter.  An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year.  The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year.  If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

Any shareholder of the Fund who may be a “substantial user” (as defined by the Code) of a facility financed with an issue of tax‑exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

            Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax‑exempt, will be treated as a tax preference item for alternative minimum tax purposes.  Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends.  Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long‑term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

            Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares.  A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets.  Currently, capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual.  Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares.  The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares.  Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long‑term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

            Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund.  If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.  Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

            The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).  It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons).  Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.  Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund.  The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons.  Under recent legislation, the withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning before January 1, 2008. The Fund does not intend to make the designations that would be required to take advantage of this provision with respect to interest income. Consequently, all dividend distributions to non-U.S. persons will be subject to withholding unless designated as long or short-term capital gains.

BROKERAGE

Brokerage Commissions

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.  Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down.  When the Fund executes transactions in the over‑the‑counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund.  When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker’s:

1.         ability to provide the best net financial result to the Fund;

2.         efficiency in handling trades;

3.         ability to trade large blocks of securities;

            4.         readiness to handle difficult trades;

5.         financial strength and stability; and

6.         provision of “research services,” defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor.  Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if, among other things, the commission is reasonable in relation to the brokerage and research services provided.  Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund.  It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

When selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.

                Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a majority-owned subsidiary of Wachovia Corporation, the Fund’s investment advisor’s parent.

Simultaneous Transactions

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients.  When a security is suitable for the investment goal of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client.   The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

ORGANIZATION

            The following is qualified in its entirety by reference to the Trust’s Agreement and Declaration of Trust, as amended (the “Declaration of Trust”).

Description of Shares

            The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares.  Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class.  Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class.  Shareholders have no preemptive or conversion rights.  Shares are redeemable and transferable.

Voting Rights

            Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings.  At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of “NAV” applicable to such share.  Shares generally vote together as one class on all matters.  Classes of shares of the Fund have equal voting rights.  No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class.  Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

            After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

            The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

            The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”).  Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts subject to certain restrictions and conditions and is on file with, and available from, the SEC.

Shareholder Liability

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund.  However, the Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations and expense incurred by, contracted for, or otherwise existing with respect to the Fund and provides that notice of such disclaimer may be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees.  The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for any obligation or liability of the Fund solely by reason of being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to the circumstances in which the Fund would be unable to meet its obligations.

INVESTMENT ADVISORY AGREEMENT

            On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund’s investment advisor (the "Advisory Agreement").  Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets.  The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

              The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing  annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see “Expenses” in Part 1 of this SAI.

            The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares.  In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares.  The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

Transactions Among Advisory Affiliates

            The Trust has adopted procedures pursuant to Rule 17a‑7 of the 1940 Act ("Rule 17a‑7 Procedures").  The Rule 17a‑7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor.  The Rule 17a‑7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor.  The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

PORTFOLIO MANAGERS

Other Funds and Accounts Managed.  The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Funds as of the Funds’ most recent fiscal year end, June 30, 2006.

Portfolio Manager		(Assets in thousands)
Parham M. Behrooz	Assets of registered investment companies managed
	Evergreen Balanced Fund.......................................................................	$1,408,843
	Evergreen Core Bond Fund......................................................................	4,380,945
	Evergreen Short Intermediate Bond Fund.............................................	1,100,090
	Evergreen VA Balanced Fund1,...............................................................	78,674
	Evergreen VA Core Bond Fund	53,164
	New Covenant Income Fund....................................................................	517,174
	Evergreen Institutional Mortgage Portfolio	55,263
	TOTAL...........................................................................................................	$7,594,153
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed............................	6
	Assets of other pooled investment vehicles managed.......................	$2,515,981
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	0
	Number of separate accounts managed......................................................	132
	Assets of separate accounts managed.................................................	$8,438,218
	Number of those subject to performance fee.......................................	1
	Assets of those subject to performance fee.........................................	$288,847

Robert A. Calhoun	Assets of registered investment companies managed
	Evergreen Balanced Fund.......................................................................	$1,408,843
	Evergreen Core Bond Fund......................................................................	4,380,945
	Evergreen Short Intermediate Bond Fund.............................................	1,100,090
	Evergreen VA Balanced Fund[2,3]...............................................................	78,674
	Evergreen VA Core Bond Fund	53,164
	New Covenant Income Fund....................................................................	517,174
	Evergreen Institutional Mortgage Portfolio	55,263
	TOTAL...........................................................................................................	$7,594,153
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed............................	6
	Assets of other pooled investment vehicles managed.......................	$2,515,981
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	0
	Number of separate accounts managed......................................................	132
	Assets of separate accounts managed.................................................	$8,438,218
	Number of those subject to performance fee.......................................	1
	Assets of those subject to performance fee.........................................	$288,847

Mehmet Camurdan	Assets of registered investment companies managed
	Evergreen Balanced Fund.......................................................................	$1,408,843
	Evergreen Core Bond Fund......................................................................	4,380,945
	Evergreen Short Intermediate Bond Fund.............................................	1,100,090
	Evergreen VA Balanced Fund[4,5]...............................................................	78,674
	Evergreen VA Core Bond Fund	53,164
	New Covenant Income Fund....................................................................	517,174
	Evergreen Institutional Mortgage Portfolio	55,263
	TOTAL...........................................................................................................	$7,594,153
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed............................	6
	Assets of other pooled investment vehicles managed.......................	$2,515,981
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	0
	Number of separate accounts managed......................................................	132
	Assets of separate accounts managed.................................................	$8,438,218
	Number of those subject to performance fee.......................................	1
	Assets of those subject to performance fee.........................................	$288,847

David K. Fowley	Assets of registered investment companies managed
	Evergreen Limited Duration Fund...........................................................	$338,519
	TOTAL...........................................................................................................	$338,519
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed............................	1
	Assets of other pooled investment vehicles managed.......................	$82,588
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed......................................................	19
	Assets of separate accounts managed.................................................	$558,882
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee.........................................	$0

Eric R. Harper	Assets of registered investment companies managed
	Evergreen Balanced Fund[6].......................................................................	$1,408,843
	Evergreen Core Bond Fund......................................................................	4,380,945
	Evergreen Short Intermediate Bond Fund.............................................	1,100,090
	Evergreen VA Balanced Fund[5,6]...............................................................	78,674
	Evergreen VA Core Bond Fund	53,164
	New Covenant Income Fund....................................................................	517,174
	Evergreen Institutional Mortgage Portfolio	55,263
	TOTAL...........................................................................................................	$7,594,153
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed............................	6
	Assets of other pooled investment vehicles managed.......................	$2,515,981
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	0
	Number of separate accounts managed......................................................	132
	Assets of separate accounts managed.................................................	$8,438,218
	Number of those subject to performance fee.......................................	1
	Assets of those subject to performance fee.........................................	$288,847

Todd C. Kuimjian	Assets of registered investment companies managed
	Evergreen Balanced Fund[7].......................................................................	$1,408,843
	Evergreen Core Bond Fund......................................................................	4,380,945
	Evergreen Short Intermediate Bond Fund.............................................	1,100,090
	Evergreen VA Balanced Fund[7,8]...............................................................	78,674
	Evergreen VA Core Bond Fund	53,164
	New Covenant Income Fund....................................................................	517,174
	Evergreen Institutional Mortgage Portfolio	55,263
	TOTAL...........................................................................................................	$7,594,153
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed............................	6
	Assets of other pooled investment vehicles managed.......................	$2,515,981
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	0
	Number of separate accounts managed......................................................	132
	Assets of separate accounts managed.................................................	$8,438,218
	Number of those subject to performance fee.......................................	1
	Assets of those subject to performance fee.........................................	$288,847

Laura Lake	Assets of registered investment companies managed
	Limited Duration Fund[9]	$338,519
	TOTAL..................................................................................................................	$338,519
	Those subject to performance fee.................................................................	0
	Number of other pooled investment vehicles managed............................	0
	Assets of other pooled investment vehicles managed..............................	N/A
	Number of those subject to performance fee..............................................	N/A
	Number of separate accounts managed......................................................	16
	Assets of separate accounts managed........................................................	$1,081,263.4
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee.................................................	N/A

1 Mr. Behrooz and the team at TAG are not fully responsible for the management of the entire portfolios of Evergreen Balanced Fund and Evergreen VA Balanced Fund.  As of June 30, 2006, the team was responsible only for approximately $464.1 million of the $1,487.5 million in assets in these funds.

2 Evergreen VA Foundation Fund was renamed Evergreen VA Balanced Fund on April 18, 2005.

3 Mr. Calhoun and the team at TAG are not fully responsible for the management of the entire portfolios of Evergreen Balanced Fund and Evergreen VA Balanced Fund.  As of June 30, 2006, the team was responsible only for approximately $464.1 million of the $1,487.5 million in assets in these funds.

4 Mr. Camurdan and the team at TAG are not fully responsible for the management of the entire portfolios of Evergreen Balanced Fund and Evergreen VA Balanced Fund.  As of June 30, 2006, the team was responsible only for approximately $464.1 million of the $1,487.5 million in assets in these funds.

5 Evergreen VA Foundation Fund was renamed Evergreen VA Balanced Fund on April 18, 2005.

6 Mr. Harper and the team at TAG are not fully responsible for the management of the entire portfolios of Evergreen Balanced Fund and Evergreen VA Balanced Fund.  As of June 30, 2006, the team was responsible only for approximately $464.1 million of the $1,487.5 million in assets in these funds.

7 Mr. Kuimjian and the team at TAG are not fully responsible for the management of the entire portfolios of Evergreen Balanced Fund and Evergreen VA Balanced Fund.  As of June 30, 2006, the team was responsible only for approximately $464.1 million of the $1,487.5 million in assets in these funds.

8 Evergreen VA Foundation Fund was renamed Evergreen VA Balanced Fund on April 18, 2005.

9 At June 30, 2006, Evergreen Limited Duration Fund’s assets were managed solely by David K. Fowley.  Ms. Lake has subsequently been added as a portfolio manager of Evergreen Limited Duration Fund.

Lisa Brown-Premo	Assets of registered investment companies managed
	Evergreen Adjustable Rate Fund............................................................	$3,483,270
	Evergreen Managed Income Fund[10]	1,149,930
	Evergreen Strategic Income Fund[10]	340,139
	Evergreen U.S. Government Fund..........................................................	530,837
	Evergreen Ultra Short Bond Fund...........................................................	668,956
	Evergreen VA Strategic Income Fund[10]..................................................	89,779
	TOTAL...........................................................................................................	$6,262,911
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed............................	3
	Assets of other pooled investment vehicles managed.......................	$8,654,874
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed......................................................	6
	Assets of separate accounts managed.................................................	$298,470
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee.........................................	$0

Robert Rowe	Assets of registered investment companies managed
	Evergreen Adjustable Rate Fund............................................................	$3,483,270
	Evergreen Managed Income Fund[11]	1,149,930
	Evergreen Strategic Income Fund[11]	340,139
	Evergreen U.S. Government Fund..........................................................	530,837
	Evergreen Ultra Short Bond Fund...........................................................	668,956
	Evergreen VA Strategic Income Fund[11]..................................................	89,779
	TOTAL...........................................................................................................	$6,262,911
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed............................	3
	Assets of other pooled investment vehicles managed.......................	$8,654,874
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed......................................................	6
	Assets of separate accounts managed.................................................	$298,470
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee.........................................	$0

10 Ms. Brown-Premo is not fully responsible for the management of the entire portfolios of Evergreen Managed Income Fund, Evergreen Strategic Income Fund and Evergreen VA Strategic Income Fund.  As of June 30, 2006, she was responsible only for approximately $391.2 million of the $1,579.8 million in assets in these funds.

11 Mr. Rowe is not fully responsible for the management of the entire portfolios of Evergreen Managed Income Fund, Evergreen Strategic Income Fund and Evergreen VA Strategic Income Fund.  As of June 30, 2006, he was responsible only for approximately $391.2 million of the $1,579.8 million in assets in these funds.

Conflicts of Interest.  Portfolio managers generally face two types of conflicts of interest:  (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests.  The policies of EIMC and TAG require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons.  The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts.  In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts.  Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution.  Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts.  It may also happen that a Fund’s advisor or sub-advisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC or a sub-advisor).  The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation.  The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts.  Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts).  Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC and TAG have policies and procedures to address the various potential conflicts of interest described above.  Each advisor has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage.  Similarly, each firm has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests.  However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Compensation.  For EIMC and TAG, portfolio managers’ compensation consists primarily of a base salary and an annual bonus.  Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants.  The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.  Certain portfolio managers may have bonuses predetermined at certain amounts for certain periods of time.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component.  The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s and TAG’s publicly traded parent company.  The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics).  See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance.  In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.  In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product.  For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%.  In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets.  For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile.  A portfolio manager has the opportunity to maximize the investment performance component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations.  Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2005, the investment performance component of each portfolio manager’s bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below.  The benchmarks may change for purposes of calculating bonus compensation for calendar year 2006.

Portfolio Manager

Parham M. Behrooz........	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short Intermediate Investment Grade
Robert A. Calhoun...........	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short Intermediate Investment Grade
Mehmet Camurdan..........	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short Intermediate Investment Grade
David K. Fowley..............	Lipper Short Investment Grade Debt Funds
Eric R. Harper.................	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short Intermediate Investment Grade
Todd C. Kuimjian.............	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short Intermediate Investment Grade
Laura Lake……………….	Lipper Short Investment Grade Debt Funds
Lisa Brown-Premo...........	Lipper Adjustable Rate Mortgage Funds Lipper Intermediate U.S. Government Funds Lipper Ultra Short Obligations Funds Lipper Multi Sector Income Funds
Robert Rowe	Lipper Adjustable Rate Mortgage Funds Lipper Intermediate U.S. Government Funds Lipper Ultra Short Obligations Funds Lipper Multi Sector Income Funds

EIMC portfolio managers that manage certain privately offered pooled investment vehicles may also receive a portion of the advisory fees and/or performance fees charged by EIMC (or an affiliate of EIMC) to such clients.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

medical, dental, vision and prescription benefits,

life, disability and long-term care insurance,

before-tax spending accounts relating to dependent care, health care, transportation and    parking, and

various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC and TAG employees.  Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.  For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Fund Holdings.   The tables below presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds’ fiscal year ended June 30, 2006. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Adjustable Rate Fund

Lisa Brown-Premo......................	$10,001 - $50,000
Robert Rowe..............................	$1-$10,000
Limited Duration Fund

David K. Fowley.........................	$10,001 - $50,000
Laura Lake………………………	N/A12
Short Intermediate Bond Fund
Parham M. Behrooz...................	$10,001-$50,000
Robert A. Calhoun......................	$10,001 - $50,000
Mehmet Camurdan.....................	$1-$10,000
Eric R. Harper............................	$1-$10,000
Todd C. Kuimjian.......................	$1-$10,000
Ultra Short Opportunities Fund

Lisa Brown-Premo......................	$10,001 - $50,000
Robert Rowe..............................	$1-$10,000
Evergreen Family of Funds
Parham M. Behrooz...................	$50,001 – $100,000
Robert A. Calhoun......................	$100,001 - $500,000
Mehmet Camurdan.....................	$1-$10,000
David K. Fowley.........................	$50,001 - $100,000
Eric R. Harper............................	$10,001 - $50,000
Todd C. Kuimjian.......................	$50,001 - $100,000
Laura Lake………………………..	N/A12
Lisa Brown-Premo......................	$500,001-$1,000,000
Robert Rowe..............................	$1-$10,000

12  As of June 30, 2006, Ms. Lake was not a portfolio manager of Evergreen Limited Duration Fund and had no holdings in the Fund or in the Evergreen family of funds.  Ms. Lake has been added as a portfolio manager and is expected to make investments with Evergreen Limited Duration Fund.

            The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2005.  Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Maryann Bruce................................ President, EIS	$500,001 – $1,000,000
Christopher Conkey.......................... Chief Investment Officer, EIMC	Over $1,000,000
Dennis Ferro.................................... Chief Executive Officer, EIMC	Over $1,000,000
Richard Gershen.............................. Head of Business Strategy, Risk and Product Management, EIMC	$500,001 – $1,000,000
W. Douglas Munn............................ Chief Operating Officer, EIMC	$500,001 – $1,000,000
Patrick O’Brien................................ President, Institutional Division, EIMC	Over $1,000,000

MANAGEMENT OF THE TRUST

The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders.  The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers.  Each Trustee is paid a fee for his or her services.  See “Expenses-Trustee Compensation” in Part 1 of this SAI.

            The Trust has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates.  The Executive Committee also functions as the Nominating Committee and the Qualified Legal Compliance Committee (as further described below).   As of July 14, 2006, the Executive Committee assumed the responsibilities of the Litigation Committee, which was dissolved. The Executive Committee assumed responsibilities for overseeing and assisting Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds. For the fiscal year ended June 30, 2006, the Executive Committee held twenty-two committee meetings.

            The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board.  The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC.  The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund.  Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including the proposed nominee’s business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

            The Fund has a 15(c) Committee which consists of Charles A. Austin, III, K. Dun Gifford, Dr. Leroy Keith, Jr., Dr. Russell A. Salton, III, Richard Shima and the Chairman of the Committee, Michael S. Scofield. The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act.  It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts.

The Qualified Legal Compliance Committee is responsible for the establishment of written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund.  The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.  If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Trust has an Audit Committee which consists of K. Dun Gifford, Patricia B. Norris and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.  The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. As of July 14, 2006, the Audit Committee assumed the responsibilities of the Pricing Committee, which was dissolved.  The Audit Committee assumed the responsibilities for overseeing and assisting Trustee oversight of matters related to pricing and valuation of portfolio securities. For the fiscal year ended June 30, 2006, the Audit Committee held five committee meetings.

            The Trust has a 12b-1 Committee (formerly the Distribution and Shareholder Service Committee) which consists of William W. Pettit, Shirley L. Fulton, and the Chairman of the Committee, Dr. Leroy Keith. The 12b-1 Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds.   For the fiscal year ended June 30, 2006, the 12b-1 Committee held four committee meetings.

            The Trust has a Performance Committee which consists of Gerald McDonnell, Dr. Russell A. Salton, III, David M. Richardson, Richard Wagoner and the Chairman of the Committee, Richard J. Shima.  The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended June 30, 2006, the Performance Committee held four committee meetings.

            Set forth below are the Trustees of each of the fourteen Evergreen Trusts.  The address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:

Name and

Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2005	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	90	None
Shirley L. Fulton DOB: 1/10/1952	Trustee	2004	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC	90	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director, Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services; Former Trustee, Mentor Funds and Cash Resource Trust	90	Trustee, Phoenix Funds Family (consisting of 51 portfolios)
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, SMI Steel Co. - South Carolina (steel producer); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	Former Partner, PricewaterhouseCoopers, LLP	89 [2]	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Member, Superior Land, LLC; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

David M. Richardson

DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Dr. Russell A. Salton, III

DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource Associates, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media Corporation (multi-media branding company); Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Richard J. Shima

DOB: 8/11/1939	Trustee	1993	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Interested Trustee:

Richard K. Wagoner, CFA[3] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

1       Each Trustee, except Mses. Fulton and Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As new Trustees, Ms. Fulton's and Ms. Norris’ initial terms end March 31, 2007 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office by the Trustees.

2          Ms. Norris’ information is as of July 1, 2006, the effective date of her trusteeship.

3       Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

            Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen funds complex, as of December 31, 2005 unless otherwise noted. Patricia B. Norris became a member of the Board of Trustees as of July 1, 2006.  Ms. Norris’s information is as of September 19, 2006.

Trustee

	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Charles A. Austin III	Evergreen Aggressive Growth Fund[1]	$50,001-$100,000	Over $100,000
	Evergreen Core Bond Fund[1]	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$50,001-$100,000
	Evergreen Growth Fund[1]	$50,001-$100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	Over $100,000
	Evergreen Money Market Fund	Over $100,000
	Evergreen Omega Fund[2]	$50,001-$100,000
Shirley L. Fulton[3]	Evergreen Asset Allocation Fund[1]	$10,001-$50,000	Over $100,000
	Evergreen Small Cap Value Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund[1]	$10,001-$50,000
	Evergreen Disciplined Value Fund[1]	$10,001-$50,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
K. Dun Gifford[3]	Evergreen Asset Allocation Fund	$50,001-$100,000	Over $100,000
	Evergreen Equity Income Fund	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	Over $100,000
Dr. Leroy Keith, Jr.	Evergreen Asset Allocation Fund	$1-$10,000	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Limited Duration Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Gerald M. Mc Donnell[4]	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$50,001-$100,000
	Evergreen Balanced Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund[2]	Over $100,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund	$10,001 - $50,000	Over $100,000
	Evergreen Disciplined Value Fund	$10,001 - $50,000
	Evergreen Emerging Markets Growth Fund	$10,001 - $50,000
	Evergreen Global Opportunities Fund	$10,001 - $50,000
	Evergreen Growth Fund	$10,001 - $50,000
	Evergreen Health Care Fund	$10,001 - $50,000
	Evergreen International Equity Fund	$10,001 - $50,000
	Evergreen Precious Metals Fund	$10,001 - $50,000
	Evergreen Utility and Telecommunications Fund	$10,001 - $50,000
William Walt Pettit	Evergreen Aggressive Growth Fund	$1-$10,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$1-$10,000
	Evergreen Emerging Growth Fund[1]	$1-$10,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Equity Income Fund[2]	$1-$10,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[2]	$1-$10,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Health Care Fund[1]	Over $100,000
	Evergreen International Equity Fund[1]	$1-$10,000
	Evergreen Large Cap Equity Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund[1]	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Managed Income Fund	$50,001-$100,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Special Values Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
Michael S. Scofield	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Aggressive Growth Fund	$10,001-$50,000
	Evergreen Balanced Fund[2]	Over $100,000
	Evergreen Core Bond Fund[1]	$50,001-$100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Special Equity Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	$1-$10,000
	Evergreen Utilities and Telecommunications Fund	$10,001-$50,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Balanced Fund	$50,001-$100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000

Richard K. Wagoner	Evergreen Equity Income Fund	Over $100,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	$50,001-$100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$1-$10,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1          Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2          Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Health Care Fund, $10,001 - $50,000; Evergreen Omega Fund, $10,001 - $50,000. Mr. McDonnell – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000 and Evergreen Money Market Fund, $1 - $10,000. Mr. Pettit – Evergreen Equity Income Fund, $1 - $10,000; Evergreen Fundamental Large Cap Fund, $10,001 - $50,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000. Mr. Scofield – Evergreen Balanced Fund, $10,001-$50,000.

3       Information for Ms. Fulton and Mr. Gifford has been updated to reflect holdings as of July 26, 2006.

4       In addition to the amounts shown in the table, Mr. McDonnell has $10,001-$50,000 invested in a 529 Education Savings Plan which may from time to time invest in certain of the Evergreen funds.

Set forth below are the principal officers of each of the fourteen Evergreen Trusts.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President since 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Kasey Phillips 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1970	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Jeremy DePalma 200 Berkeley Street Boston, MA 02116 DOB: 2/5/1974	Treasurer since 2005[1]	Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
James Angelos 200 Berkeley Street Boston, MA 02116 DOB: 9/2/1947	Chief Compliance Officer since 2004	Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co, Inc; Former Director of Compliance, Evergreen Investment Services, Inc.

1          Kasey Phillips is the Treasurer for Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Municipal Trust, Evergreen Select Fixed Income Trust, Evergreen Income Advantage Fund, Evergreen Managed Income Fund, Evergreen Utilities and High Income Fund and Evergreen International Balanced Income Fund.  Jeremy DePalma is the Treasurer to Asset Allocation Trust, Evergreen Equity Trust, Evergreen Money Market Trust, Evergreen Select Equity Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust.

Officers and certain Trustees of the Funds may be affiliated persons of the Funds and an affiliated person of EIMC or EIS by virtue of their positions as an officer or employee of EIMC or EIS.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

            A complete listing of portfolio holdings for every Fund as of the calendar quarter end will be available to the public approximately 15 calendar days after the calendar quarter end. Such listing to be posted to EvergreenInvestments.com as soon after the 15 days as possible. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to EvergreenInvestments.com within approximately 15 calendar days after the month end.  Once released to the web, there are no restrictions on providing the data to any shareholder or external party.

            Except as described below, no other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except those disclosed below and disseminations (i) required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients.  These consultants typically compare the Funds against other investment firms’ products to see which is most suitable for the clients.  In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors.  The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data until the 15th calendar day after quarter end when the data is available to the public.

            This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities.  Officers of the Funds may authorize disclosure of the Fund’s portfolio securities in accordance with this policy.  The Fund’s Board reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy.  The chief compliance officer reports directly to the Board.

            As of the date of this SAI, the Funds had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Funds:

Recipient	Purpose	Timing
State Street Bank and Trust Company	Funds’ custodian	Daily
KPMG LLP	Funds’ independent registered public accounting firm	As necessary in connection with financial statements and SEC filings
EIS	Funds’ administrator	Daily
ESC	Funds’ transfer agent	Quarterly
EIMC	Funds’ investment advisor	Daily
Tattersall Advisory Group, Inc.	Certain of the Funds’ Sub-advisor	Daily
Moody's Investor Services, Inc.	Provides rating services for the Funds	Weekly
Capital Access International	Analytical	Monthly
Lipper	Analytical	Monthly
Northern Trust Company	Analytical	Monthly
Thomson Financial, Inc.	Analytical	Monthly
Wachovia Fiduciary Compliance	Compliance Filings	Quarterly

            Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CORPORATE AND MUNICIPAL BOND RATINGS

The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns.  A rating is an opinion of an issuer’s ability to pay interest and/or principal when due.  Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s.  The Fund may also rely on ratings provided by Fitch.  Rating systems are similar among the different services.  As an example, the chart below compares basic ratings for long-term bonds.  The “Credit Quality” terms in the chart are for quick reference only.  Following the chart are the specific definitions each service provides for its ratings.

COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality
Aaa	AAA	AAA	Excellent Quality (lowest risk) *
Aa	AA	AA	Almost Excellent Quality (very low risk) *
A	A	A	Good Quality (low risk) *
Baa	BBB	BBB	Satisfactory Quality (some risk) *
Ba	BB	BB	Questionable Quality (definite risk) **
B	B	B	Low Quality (high risk) **
Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default **
	D	DDD/DD/D	In Default **

* Consider investment grade.

** Considered below investment grade.

CORPORATE BONDS

LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are ratedA possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC, and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action.  An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C       High default risk.  Default is a real possibility.  Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D       Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this categoryhave defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

MUNICIPAL BONDS

LONG-TERM RATINGS

Moody’s Municipal Long-Term Bond Ratings

Aaa  Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds ratedA possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC and C are regarded as having significant speculative characteristics.   BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations.  Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody’s Municipal Short-Term Issuer Ratings

Prime-1   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.   The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Municipal Short-Term Loan Ratings

MIG 1  This designation denotes best quality.  There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3  This designation denotes favorable quality.  Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG  This designation denotes speculative quality.  Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1   This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

A-3  Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B  Issues rated B are regarded as having only speculative capacity for timely payment.

C  This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

ADDITIONAL INFORMATION

            Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

            No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

            The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

Appendix A

Evergreen Investment Management Company, LLC

Proxy Voting Policy and Procedures

June 10, 2006

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Voting Records

A copy of the proxy voting records indicating how the Evergreen funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2005 may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Corporate Governance Committee

Evergreen has established a corporate governance committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2006.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
  Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

  Composition of the board and key board committees;
  Attendance at board and committee meetings;
  Corporate governance provisions and takeover activity;
  Disclosures under Section 404 of the Sarbanes-Oxley Act;
  Long-term company performance relative to a market and peer index;
  Extent of the director’s investment in the company;
  Existence of related party transactions;
  Whether the chairman is also serving as CEO;
  Whether a retired CEO sits on the board;
  Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
  Sit on more than six public company boards;
  Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
  The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
  At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
  A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

  The non-audit fees paid to the auditor are excessive;
  A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

  There is a negative correlation between chief executive pay and company performance;
  The company fails to submit one-time transfers of stock options to a shareholder vote;
  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
  The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);
  Two-thirds independent board;
  All-independent key committees;
  Established governance guidelines;
  The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

  Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
  The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;
  The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;
  An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);
  The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or
  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
  Market reaction - How has the market responded to the proposed deal?
  Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
  Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.
  Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

  The total cost of the company’s equity plans is unreasonable;
  The plan expressly permits the repricing of stock options without prior shareholder approval;
  There is a disconnect between CEO pay and the company’s performance;
  The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
  The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

  Stock ownership guidelines with a minimum of three times the annual cash retainer.
  Vesting schedule or mandatory holding/deferral period:
    A minimum vesting of three years for stock options or restricted stock; or
    Deferred stock payable at the end of a three-year deferral period.
  A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
  No retirement/benefits and perquisites for non-employee directors; and
  A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

  Purchase price is at least 85 percent of fair market value;
  Offering period is 27 months or less; and
  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

  Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
  Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
  No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

  A trigger beyond the control of management;
  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
  Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

  The company is conducting animal testing programs that are unnecessary or not required by regulation;
  The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
  There is a disconnect between CEO pay and the company’s performance;
  The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

  The existing level of disclosure on pricing policies;
  Deviation from established industry pricing norms;
  The company’s existing initiatives to provide its products to needy consumers;
  Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

  New legislation is adopted allowing development and drilling in the ANWR region;
  The company intends to pursue operations in the ANWR; and
  The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

  The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
  The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

  The company does not maintain operations in Kyoto signatory markets;
  The company already evaluates and substantially discloses such information; or,
  Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

  Past performance as a closed-end fund;
  Market in which the fund invests;
  Measures taken by the board to address the discount; and
  Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

  Performance of the fund’s net asset value;
  The fund’s history of shareholder relations;
  The performance of other funds under the advisor’s management.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

  there are concerns about the accounts presented or audit procedures used; or
  the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  there are serious concerns about the accounts presented or the audit procedures used;
  the auditors are being changed without explanation; or
  nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

  there are serious concerns about the statutory reports presented or the audit procedures used;
  questions exist concerning any of the statutory auditors being appointed; or
  the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been met in a timely fashion;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests; and
  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

  there are serious questions about actions of the board or management for the year in question; or
  legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or
  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

Vote FOR share repurchase plans, unless:

  clear evidence of past abuse of the authority is available; or
  the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

  the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
  the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

PRO FORMA FINANCIAL STATEMENTS

Evergreen Ultra Short Opportunities Fund

Pro Forma Combining Financial Statements (unaudited)

Pro Forma Combining Schedule of Investments

These Pro Forma Financial Statements relate specifically to the proposed transfers of the assets and liabilities of Evergreen Limited Duration Fund ("Limited Duration Fund”), a series of Evergreen Select Fixed Income Trust, to Evergreen Ultra Short Opportunities Fund ("Ultra Short Opportunities Fund"), a series of Evergreen Fixed Income Trust, in exchange for Class A, Class B, Class C and Class I shares (to be issued to holders of Class A and Class IS, Class B, Class C and Class I shares, respectively, of beneficial interest, $0.001 par value per share, of Limited Duration Fund). The period presented covers the twelve-month period from January 1, 2006 through December 31, 2006 and reflects financial information assuming the merger takes place

Evergreen Ultra Short Opportunities Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
31-Dec-06

		Evergreen Ultra Short					Evergreen Limited			Evergreen Ultra Short
		Opportunities Fund					Duration Fund			Opportunities Fund ProForma

		Principal					Principal			Principal
		Amount		Value			Amount		Value	Amount	Value

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 3.3%
FIXED-RATE 3.2%
FHLMC:
6.33%, 12/15/2031 - 01/15/2032 ##			$0		$0			$9,142,674	$9,373,917	$9,142,674	$9,373,917
Ser. 1650, Class J, 6.50%, 06/15/2023 µ			1,264,364		1,275,424			0	0	1,264,364	1,275,424
Ser. 2106, Class ZD, 6.00%, 12/15/2028 µ			1,285,908		1,315,374			0	0	1,285,908	1,315,374
Ser. 2480, Class EH, 6.00%, 11/15/2031			219,453		219,032			0	0	219,453	219,032
Ser. 2802, Class IN, IO, 5.00%, 04/15/2020			3,883,076		61,974			0	0	3,883,076	61,974
Ser. 2912, Class MI, IO, 5.50%, 12/15/2020			3,620,872		94,505			0	0	3,620,872	94,505
Ser. R001, Class AE, 4.375%, 04/15/2015			0		0			2,805,862	2,731,675	2,805,862	2,731,675
FNMA, 5.58%, 06/01/2011			0		0			9,000,000	9,087,330	9,000,000	9,087,330
GNMA, Ser. 2005-12, Class A, 4.04%, 05/16/2021			0		0			4,209,594	4,121,658	4,209,594	4,121,658

					2,966,309				25,314,580		28,280,889

FLOATING-RATE 0.1%
FHLMC:
Ser. 1476, Class F, 5.10%, 02/15/2008			13,221		13,197			0	0	13,221	13,197
Ser. 1607, Class FA, 4.90%, 10/15/2013			13,967		13,749			0	0	13,967	13,749
Ser. 1625, Class FC, 5.25%, 12/15/2008			83,950		83,393			0	0	83,950	83,393
Ser. 2431, Class F, 5.85%, 03/15/2032			3,694		3,835			0	0	3,694	3,835
Ser. 2826, Class SC, 4.30%, 06/15/2034			231,030		234,191			0	0	231,030	234,191
FNMA, Ser. 1993-179, Class FB, 5.70%, 10/25/2023			166,604		168,493			0	0	166,604	168,493

					516,858				0		516,858

Total Agency Mortgage-Backed Collateralized Mortgage Obligations (cost $3,651,837, $25,635,240 and $29,287,077, respectively)					3,483,167				25,314,580		28,797,747

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES 12.3%
FIXED-RATE 8.1%
FHLMC:
4.00%, 12/01/2014			0		0			4,145,874	3,998,551	4,145,874	3,998,551
5.50%, 01/01/2018 - 11/01/2018			0		0			6,903,184	6,917,135	6,903,184	6,917,135
FHLMC 15 year, 5.50%, TBA #			6,000,000		5,996,250			0	0	6,000,000	5,996,250
FHLMC 30 year:
6.00%, TBA #			10,000,000		10,075,000			5,000,000	5,037,500	15,000,000	15,112,500
6.50%, TBA #			0		0			5,000,000	5,093,750	5,000,000	5,093,750
FNMA:
3.72%, 05/01/2008			0		0			3,205,000	3,156,250	3,205,000	3,156,250
5.50%, 07/01/2014 - 08/01/2014			0		0			12,708,258	12,759,748	12,708,258	12,759,748
6.50%, 08/01/2010			0		0			25,417	25,737	25,417	25,737
7.00%, 08/01/2033 - 11/01/2033			3,591,681		3,697,481			0	0	3,591,681	3,697,481
7.50%, 01/01/2031 - 08/01/2033			2,280,332		2,376,004			0	0	2,280,332	2,376,004
8.00%, 12/01/2008			3,303		3,307			0	0	3,303	3,307
FNMA 15 year:
4.50%, TBA #			0		0			9,500,000	9,164,536	9,500,000	9,164,536
5.00%, TBA #			0		0			3,200,000	3,146,000	3,200,000	3,146,000
GNMA:
5.625%, 01/20/2019			213,179		215,563			0	0	213,179	215,563
6.50%, 12/15/2008 - 10/15/2010			0		0			49,271	49,770	49,271	49,770
7.50%, 03/15/2007 - 04/15/2007			8,860		8,856			0	0	8,860	8,856
8.00%, 08/15/2007			0		0			111	111	111	111
9.00%, 03/15/2009 - 04/15/2021			0		0			114,255	122,827	114,255	122,827
14.00%, 02/15/2012 - 06/15/2012			0		0			271,379	307,277	271,379	307,277

					22,372,461				49,779,192		72,151,653

FLOATING-RATE 4.2%
FHLMC:
5.27%, 12/01/2033 µ			5,022,748		5,162,079			0	0	5,022,748	5,162,079
5.98%, 10/01/2020 µ			943,156		961,180			0	0	943,156	961,180
6.55%, 06/01/2036 ##			13,726,798		13,949,859			0	0	13,726,798	13,949,859
6.85%, 04/01/2032			1,577,129		1,635,782			0	0	1,577,129	1,635,782
7.76%, 03/25/2036 µ			11,468,542		11,964,442			0	0	11,468,542	11,964,442
7.76%, 03/25/2036			0		0			2,315,912	2,416,052	2,315,912	2,416,052
FNMA:
5.54%, 01/01/2018			3,150		3,206			0	0	3,150	3,206
5.64%, 03/01/2035 µ			1,219,294		1,274,296			0	0	1,219,294	1,274,296

					34,950,844				2,416,052		37,366,896

Total Agency Mortgage-Backed Pass Through Securities (cost $57,574,573, $53,006,660 and $110,581,233, respectively)					57,323,305				52,195,244		109,518,549

FNMA:
Ser. 2001-T4, Class A1, 7.50%, 07/25/2041 µ			1,506,094		1,578,657			0	0	1,506,094	1,578,657
Ser. 2002-W8, Class A4, 7.00%, 06/25/2017			60,162		62,281			0	0	60,162	62,281
Ser. 2003-W2, Class 1A3, 7.50%, 07/25/2042			936,764		980,005			0	0	936,764	980,005
Ser. 2004-T3, Class 1A3, 7.00%, 02/25/2044			585,321		603,348			0	0	585,321	603,348
Ser. 2005-S001, Class 1B2, 6.20%, 09/25/2035 µ			1,999,600		2,031,954			0	0	1,999,600	2,031,954
Ser. 2005-S001, Class 1B3, 6.55%, 09/25/2035 µ			2,999,400		2,979,964			0	0	2,999,400	2,979,964

Total Agency Reperforming Mortgage-Backed Pass Through Securities (cost $8,232,159, $0 and $8,232,159, respectively)					8,236,209				0		8,236,209

ASSET-BACKED SECURITIES 15.1%
Acacia CDO, Ltd.:
Ser. 8A, Class C, FRN, 6.57%, 08/10/2045 144A			4,000,000		4,001,200			0	0	4,000,000	4,001,200
Ser. 10A, Class C, FRN, 6.65%, 09/07/2046 144A			10,000,000		10,046,800			0	0	10,000,000	10,046,800
Ser. 10A, Class D, FRN, 8.35%, 09/07/2046 144A			5,000,000		5,029,150			0	0	5,000,000	5,029,150
American Gen. Mtge. Loan Trust, Ser. 2003-1, Class M2, 4.69%,04/25/2033			8,642,806		8,522,776			0	0	8,642,806	8,522,776
Brascan Real Estate CDO, Ser. 2005-2A, Class D, 7.07%, 12/20/2040144A			4,000,000		4,011,720			0	0	4,000,000	4,011,720
C-Bass, Ltd.:
Ser. 11A, Class D, FRN, 8.06%, 09/15/2039 144A			3,812,500		3,846,851			0	0	3,812,500	3,846,851
Ser. 13A, Class C, FRN, 6.44%, 03/17/2040 144A			1,500,000		1,503,705			0	0	1,500,000	1,503,705
Ser. 13A, Class D, FRN, 7.71%, 03/17/2040 144A			3,720,000		3,734,991			0	0	3,720,000	3,734,991
Ser. 15A, Class C, FRN, 6.625%, 02/16/2041 144A			4,500,000		4,518,360			0	0	4,500,000	4,518,360
Capital Auto Receivables Asset Trust, Ser. 2004-2, Class A4, 3.75%, 07/15/2009			0		0			3,000,000	2,948,174	3,000,000	2,948,174
Chase Manhattan Auto Owner Trust, Ser. 2005-B, Class A2, 4.77%, 03/15/2008			0		0			1,183,296	1,181,864	1,183,296	1,181,864
Concord Real Estate CDO, Ltd., Ser. 2006-1A, Class A2, FRN, 5.69%, 12/25/2046 144A			4,250,000		4,245,197			0	0	4,250,000	4,245,197
CPS Auto Trust, Ser. 2005-D, Class A1, 4.93%, 12/15/2015 144A			0		0			1,515,818	1,510,816	1,515,818	1,510,816
Credit-Based Asset Servicing and Securitization, LLC, Ser. 2003-CB3, Class AF1, 2.88%, 12/25/2032			0		0			506,793	490,635	506,793	490,635
Empire Funding Home Loan Owner Trust, Ser. 1998-2, Class M2, 7.93%, 06/25/2024			177,656		178,107			402,669	403,692	580,325	581,799
First Franklin Mtge. Loan Net Interest Mtge., Ser. 2004-FFH3,Class N3, 8.00%, 12/25/2034 144A			2,794,423		2,799,565			0	0	2,794,423	2,799,565
Harborview Mtge. Loan Trust, Ser. 2004-7, Class B4, FRN, 5.32%, 11/19/2034			0		0			3,451,321	3,444,444	3,451,321	3,444,444
Legg Mason Real Estate CDO, Ltd., Ser. 2006-1A, Class E, FRN,6.18%, 03/25/2038 144A			1,299,000		1,313,705			0	0	1,299,000	1,313,705
Long Beach Asset Holdings Corp.:
Ser. 2005-WL1, Class N1, 5.19%, 06/25/2045 144A			57,437		57,367			0	0	57,437	57,367
Ser. 2005-WL1, Class N2, 7.39%, 06/25/2046 144A			7,000,000		7,005,320			0	0	7,000,000	7,005,320
Ser. 2006-1, Class N1, 6.00%, 02/25/2046 144A			4,410,217		4,396,545			0	0	4,410,217	4,396,545
Ser. 2006-2, Class N1, 5.78%, 04/25/2046 144A			2,704,498		2,698,548			0	0	2,704,498	2,698,548
Ser. 2006-2, Class N2, 7.63%, 04/25/2046 144A			3,000,000		2,985,840			0	0	3,000,000	2,985,840
Nautilus RMBS CDO, Ltd.:
Ser. 2005-1A, Class A2, FRN, 6.07%, 07/07/2040 144A			4,714,149		4,747,101			0	0	4,714,149	4,747,101
Ser. 2005-1A, Class A3, FRN, 6.87%, 05/24/2035 144A			8,956,884		8,975,783			2,828,490	2,834,458	11,785,374	11,810,241
Ser. 2005-2A, Class A3, FRN, 6.87%, 11/05/2040 144A			8,438,633		8,454,076			0	0	8,438,633	8,454,076
Oakwood Mtge. Investors, Inc., Ser. 1996-C, Class A5, 7.35%, 04/15/2027			0		0			661,831	662,420	661,831	662,420
Option One CTS Adjustable Rate Mtge. Trust, Ser. 1996-1, ClassA1, 6.90%, 04/25/2026			164,693		164,962			0	0	164,693	164,962
Renaissance Home Equity Loan Trust, Ser. 2006-2, Class N, 6.29%, 08/25/2036 144A			5,779,155		5,772,220			0	0	5,779,155	5,772,220
Residential Asset Mtge. Products, Inc., Ser. 2001-RS1, Class AI4, 7.51%, 03/25/2031			0		0			1,020,861	1,018,947	1,020,861	1,018,947
Telos CLO, Ltd., Ser. 2006-1A, Class D, FRN, 7.08%, 10/11/2021144A (h)			4,000,000		3,985,560			0	0	4,000,000	3,985,560
Trapeza CDO, LLC, Ser. 2004-7A, Class B1, FRN, 6.93%, 01/25/2035 144A			12,000,000		12,168,840			3,000,000	3,042,210	15,000,000	15,211,050
UPFC Auto Receivables Trust, Ser. 2005-B, Class A2, 4.82%, 10/15/2008			0		0			1,024,802	1,023,829	1,024,802	1,023,829

Total Asset-Backed Securities (cost $114,739,927, $18,655,340 and $133,395,267, respectively)					115,164,289				18,561,489		133,725,778

COMMERCIAL MORTGAGE-BACKED SECURITIES 3.3%
FIXED-RATE 0.5%

Credit Suisse First Boston Mtge. Securities Corp., Ser. 2003-1, Class DB3, 6.56%, 02/25/2033			3,083,394		3,078,121			0	0	3,083,394	3,078,121
Diversified REIT, Ser. 1999-1A, Class A1, 6.78%, 09/18/2007 144A			0		0			1,539,636	1,543,189	1,539,636	1,543,189
GE Capital Comml. Mtge. Corp., Ser. 2002-2A, Class A1, 3.35%, 08/11/2036			0		0			22,146	22,125	22,146	22,125

					3,078,121				1,565,314		4,643,435

FLOATING-RATE 2.8%
Commercial Mtge. Pass-Through Cert., Ser. 2002-FL7, Class G, 6.12%, 11/15/2014 144A			12,500,000		12,552,720			0	0	12,500,000	12,552,720
JPMorgan Chase Comml. Mtge. Securities Corp., Ser. 2006-FL2A, Class H, 5.85%, 11/15/2018 144A			3,137,500		3,130,064			3,136,977	3,129,543	6,274,477	6,259,607
Merrill Lynch Floating Trust, Ser. 2006-1, Class K, 5.90%, 06/15/2022 144A			2,500,000		2,498,300			0	0	2,500,000	2,498,300
Pure Mtge. plc, Ser. 2004-LKD, Class C, 6.00%, 02/28/2034 144A			3,000,000		3,021,390			0	0	3,000,000	3,021,390

					21,202,474				3,129,543		24,332,017

Total Commercial Mortgage-Backed Securities (cost $24,175,178, $4,859,459 and $29,034,637, respectively)					24,280,595				4,694,857		28,975,452

CORPORATE BONDS 10.7%
CONSUMER DISCRETIONARY 0.7%
Automobiles 0.3%
DaimlerChrysler AG, 4.05%, 06/04/2008			0		0			3,000,000	2,936,907	3,000,000	2,936,907

Household Durables 0.1%
Black & Decker Corp., 6.55%, 07/01/2007 144A			0		0			1,000,000	1,001,536	1,000,000	1,001,536

Media 0.3%
Time Warner, Inc., 6.15%, 05/01/2007			0		0			3,000,000	3,006,150	3,000,000	3,006,150

FINANCIALS 7.6%
Capital Markets 2.5%
Allied Capital Corp., 6.625%, 07/15/2011 (h) +			0		0			3,000,000	3,053,601	3,000,000	3,053,601
American Capital Strategies, Ltd., Ser. A, 5.92%, 09/01/2009			0		0			3,500,000	3,423,000	3,500,000	3,423,000
Bear Stearns Cos., FRN, 5.68%, 01/30/2009			0		0			4,000,000	4,020,336	4,000,000	4,020,336
Goldman Sachs Group, Inc., 7.20%, 03/01/2007 144A			0		0			650,000	651,868	650,000	651,868
Lehman Brothers Holdings, Inc., FRN, 2.97%, 09/28/2007			0		0			3,000,000	2,986,650	3,000,000	2,986,650
Merrill Lynch & Co., Inc., FRN, 5.61%, 09/09/2009			0		0			4,000,000	4,021,164	4,000,000	4,021,164
Morgan Stanley, FRN, 5.50%, 01/18/2008			0		0			4,000,000	4,007,209	4,000,000	4,007,209

					0				22,163,828		22,163,828

Commercial Banks 1.2%
First Tennessee Bank, 5.32%, 12/08/2008			0		0			3,500,000	3,490,956	3,500,000	3,490,956
Fleet Capital Trust V, FRN, 6.36%, 12/18/2028			0		0			4,000,000	4,004,692	4,000,000	4,004,692
Popular, Inc., 4.25%, 04/01/2008			0		0			3,000,000	2,956,611	3,000,000	2,956,611

					0				10,452,259		10,452,259

Consumer Finance 0.7%
Capital One Financial Corp., 8.75%, 02/01/2007			0		0			3,200,000	3,207,891	3,200,000	3,207,891
HSBC Finance Corp., 7.35%, 06/15/2022			0		0			3,000,000	3,003,735	3,000,000	3,003,735

					0				6,211,626		6,211,626

Diversified Financial Services 1.5%
Citigroup, Inc., FRN, 5.65%, 11/05/2014			0		0			4,000,000	4,032,580	4,000,000	4,032,580
Emigrant Capital Trust I, FRN, 7.15%, 12/10/2033 144A			5,000,000		5,070,450			0	0	5,000,000	5,070,450
JPMorgan Chase Capital XIII, FRN, 6.31%, 09/30/2034			0		0			4,000,000	4,026,232	4,000,000	4,026,232

					5,070,450				8,058,812		13,129,262

Insurance 1.0%
American International Group, Inc., 2.875%, 05/15/2008			0		0			2,000,000	1,935,678	2,000,000	1,935,678
Genworth Financial, Inc., FRN, 5.51%, 06/15/2007			0		0			4,000,000	4,004,772	4,000,000	4,004,772
RenaissanceRe Holdings, Ltd., 8.54%, 03/01/2027			0		0			3,000,000	3,128,073	3,000,000	3,128,073

					0				9,068,523		9,068,523

Real Estate Investment Trusts 0.2%
iStar Financial, Inc., FRN, 6.61%, 03/12/2007			0		0			2,000,000	2,004,428	2,000,000	2,004,428

Thrifts & Mortgage Finance 0.5%
Washington Mutual, Inc., FRN, 5.67%, 01/15/2010			0		0			4,000,000	4,020,924	4,000,000	4,020,924

HEALTH CARE 0.4%
Health Care Providers & Services 0.4%
CIGNA Corp., 8.25%, 01/01/2007			0		0			3,500,000	3,500,000	3,500,000	3,500,000

INDUSTRIALS 0.5%
Industrial Conglomerates 0.5%
General Electric Co., 3.45%, 07/16/2007			0		0			4,000,000	3,962,052	4,000,000	3,962,052

MATERIALS 0.4%
Chemicals 0.4%
E.I. DuPont de Nemours & Co., 5.25%, 12/15/2016			0		0			4,000,000	3,925,532	4,000,000	3,925,532

TELECOMMUNICATION SERVICES 0.8%
Diversified Telecommunication Services 0.4%
SBC Communications, Inc., 7.25%, 11/01/2027			0		0			3,150,000	3,247,949	3,150,000	3,247,949

Wireless Telecommunication Services 0.4%
Nextel Partners, Inc., 8.125%, 07/01/2011			0		0			3,000,000	3,138,750	3,000,000	3,138,750

UTILITIES 0.3%
Electric Utilities 0.3%
Entergy Corp., 3.60%, 06/01/2008			0		0			3,000,000	2,921,757	3,000,000	2,921,757

Total Corporate Bonds (cost $5,012,220, $89,952,482 and $94,964,702, respectively)					5,070,450				89,621,033		94,691,483

FOREIGN BONDS - CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) 1.1%
WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES 1.1%
Floating Rate 1.1%
Crusade Global Trust, Ser. 2006-2, Class A3, 6.52%, 11/15/2037 AUD (cost $9,371,152, $0 and $9,371,152, respectively)			12,457,495		9,850,654			0	0	12,457,495	9,850,654

REPERFORMING MORTGAGE-BACKED PASS THROUGH SECURITIES 2.6%
MASTR Reperforming Loan Trust, Ser. 2006-2, Class 1A1, 5.90%, 05/25/2046 144A			$11,941,451		11,936,197			$0	0	$11,941,451	11,936,197
Nomura Asset Acceptance Corp. Reperforming Loan Trust, Ser. 2004-R2, Class A2, 7.00%, 10/25/2034 144A			3,055,623		3,166,328			0	0	3,055,623	3,166,328
Washington Mutual, Inc., Ser. 2004-RP1, Class 2A, 5.99%, 01/25/2034 144A			7,886,809		8,167,737			0	0	7,886,809	8,167,737

Total Reperforming Mortgage-Backed Pass Through Securities (cost $23,221,472, $0 and $23,221,472, respectively)					23,270,262				0		23,270,262

U.S. GOVERNMENT & AGENCY OBLIGATIONS 0.6%
FNMA, FRN, 3.20%, 02/17/2009 (cost $0, $5,011,989 and $5,011,989, respectively)			0		0			5,000,000	4,880,500	5,000,000	4,880,500

U.S. TREASURY OBLIGATIONS 4.2%
U.S. Treasury Notes:
4.625%, 03/31/2008 ##			0		0			14,000,000	13,944,770	14,000,000	13,944,770
4.875%, 04/30/2008 (p)			0		0			5,000,000	4,996,880	5,000,000	4,996,880
5.00%, 07/31/2008 (p)			0		0			14,500,000	14,528,333	14,500,000	14,528,333
5.125%, 06/30/2008			0		0			4,000,000	4,013,752	4,000,000	4,013,752

Total U.S. Treasury Obligations (cost $0, $37,461,285 and $37,461,285, respectively)					0				37,483,735		37,483,735

WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 11.3%
FIXED-RATE 6.9%
Banc America Comml. Mtge., Inc., Ser. 2006-2, Class A1, 5.61%, 05/10/2045			0		0			2,822,094	2,856,608	2,822,094	2,856,608
ChaseFlex Trust, Ser. 2005-2, Class 5A2, 5.50%, 06/25/2035			1,148,957		1,141,914			0	0	1,148,957	1,141,914
Citigroup Mtge. Loan Trust, Ser. 2006-AR6, Class 1A1, 6.10%, 08/25/2036			7,671,664		7,693,221			0	0	7,671,664	7,693,221
Countrywide Alternative Loan Trust, Ser. 2004-30CB, Class 1A3, 5.50%, 02/25/2035			0		0			5,000,000	4,933,248	5,000,000	4,933,248
DLJ Mtge. Acceptance Corp., Ser. 1993-19, Class A7, 6.75%, 01/25/2024			2,302,561		2,303,712			0	0	2,302,561	2,303,712
GS Mtge. Securities Corp., Ser. 2006-NIM3, Class N1, 6.41%, 06/25/2046 144A			8,165,137		8,161,871			0	0	8,165,137	8,161,871
GSMPS Mtge. Loan Trust:
Ser. 2001-2, Class A, 7.50%, 06/19/2032 144A			3,726,994		3,890,199			0	0	3,726,994	3,890,199
Ser. 2004-4, Class 1A2, 7.50%, 10/25/2044 144A			3,461,107		3,584,184			0	0	3,461,107	3,584,184
GSR Mtge. Loan Trust, Ser. 2003-3F, Class 2A1, 4.50%, 04/25/2033			794,928		772,670			0	0	794,928	772,670
Harborview Net Interest Mtge. Corp., Ser. 2006-7A, Class N1, 6.41%, 09/19/2036 144A (h)			1,545,565		1,545,565			0	0	1,545,565	1,545,565
IndyMac INDX Mtge. Loan Trust, Ser. 2006-AR6, Class N1, 6.65%, 06/25/2046 144A			3,357,172		3,361,268			0	0	3,357,172	3,361,268
Rali Net Interest Mtge. Corp.:
Ser. 2006-Q04, Class N1, 6.05%, 05/25/2046 144A			3,295,394		3,298,096			0	0	3,295,394	3,298,096
Ser. 2006-Q04, Class N2, 7.63%, 04/25/2046 144A			1,650,000		1,651,666			0	0	1,650,000	1,651,666
Sharps SP I, LLC Net Interest Margin Trust, Ser. 2006-AHM3, Class N1, 7.00%, 10/25/2046 144A			4,272,560		4,309,090			0	0	4,272,560	4,309,090
Structured Asset Securities Corp.:
Ser. 2003-08, Class 1B1, 5.00%, 04/25/2018			486,714		467,776			0	0	486,714	467,776
Ser. 2003-08, Class 2A3, 5.00%, 04/25/2033			368,811		343,640			0	0	368,811	343,640
Ser. 2005-RM1, Class A, IO, 5.00%, 03/25/2045 144A			10,189,484		2,219,402			0	0	10,189,484	2,219,402
Washington Mutual, Inc.:
Ser. 2004-AR4, Class A6, 3.80%, 06/25/2034			0		0			3,500,000	3,381,288	3,500,000	3,381,288
Ser. 2004-AR5, Class A6, 3.84%, 06/25/2034			0		0			4,000,000	3,875,610	4,000,000	3,875,610
Washington Mutual Mtge. Securities Corp., Ser. 2003-MS4, Class LLA3, 5.00%, 02/25/2033			1,426,511		1,406,911			0	0	1,426,511	1,406,911

					46,151,185				15,046,754		61,197,939

FLOATING-RATE 4.4%
Adjustable Rate Mtge. Trust, Ser. 2006-3, Class 2A1, 5.94%, 08/25/2036			9,451,603		9,507,084			0	0	9,451,603	9,507,084
Countrywide Home Loans:
Ser. 2004-29, Class 3A1, 6.14%, 02/25/2035			965,244		974,935			0	0	965,244	974,935
Ser. 2004-HYB8, Class 1-M1, 7.11%, 01/20/2035			5,616,750		5,741,779			0	0	5,616,750	5,741,779
DSLA Net Interest Mtge. Corp., Ser. 2006-1, Class N1, 5.93%, 04/20/2046 144A (h)			1,189,111		1,189,111			0	0	1,189,111	1,189,111
First Horizon Alternative Mtge. Securities, Ser. 2005-AA10, Class 2A1, 5.79%, 12/25/2035			0		0			2,911,183	2,927,894	2,911,183	2,927,894
GSR Mtge. Loan Trust:
Ser. 2004-3F, Class 2A10, 3.16%, 02/25/2035			1,839,072		1,706,051			0	0	1,839,072	1,706,051
Ser. 2005-AR1, Class 2A1, 4.94%, 01/25/2035			0		0			6,381,400	6,314,267	6,381,400	6,314,267
IndyMac INDX Mtge. Loan Trust, Ser. 2004-AR14, Class AX2, IO, 0.72%, 01/25/2035			82,652,655		3,125,303			0	0	82,652,655	3,125,303
Residential Accredit Loans, Inc., Ser. 2002, Class A7A, 5.75%, 09/25/2017			271,056		270,558			0	0	271,056	270,558
Structured Asset Securities Corp.:
Ser. 2004-2AC, Class B2, 5.00%, 02/25/2034 144A			0		0			730,987	719,343	730,987	719,343
Ser. 2006-RF3, Class 2A, 5.54%, 10/25/2036 144A			3,216,049		3,247,534			2,912,719	2,941,234	6,128,768	6,188,768

					25,762,355				12,902,738		38,665,093

Total Whole Loan Mortgage-Backed Collateralized Mortgage Obligations (cost $74,707,923, $28,125,157 and $102,833,080, respectively)					71,913,540				27,949,492		99,863,032

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES 9.9%
FIXED-RATE 1.3%
MASTR Alternative Loan Trust, Ser. 2003-5, Class 1A1, 6.50%, 07/25/2033			23,239		23,412			0	0	23,239	23,412
Merrill Lynch Mtge. Investors, Inc., Ser. 2006-AF1, Class AV1B, 6.19%, 09/25/2036			4,663,204		4,722,940			0	0	4,663,204	4,722,940
RBSGC Mtge. Loan Trust, Ser. 2005-RP1, Class 1B2, 5.79%, 12/25/2034 144A			1,200,037		1,159,596			0	0	1,200,037	1,159,596
Structured Asset Securities Corp., Ser. 2006-RF4, Class 2A2, 6.00%, 10/25/2036 144A			5,216,779		5,215,005			0	0	5,216,779	5,215,005

					11,120,953				0		11,120,953

FLOATING-RATE 8.6%
Banc America Funding Corp., Ser. 2006-D, Class 2A1, 5.86%, 05/20/2036			0		0			4,175,482	4,188,552	4,175,482	4,188,552
Banc America Mtge. Securities, Inc., Ser. 2002-E, Class A1, 7.06%, 05/20/2032			0		0			46,404	46,675	46,404	46,675
Bear Stearns Alternative Loan Trust, Ser. 2003-6, Class 4A, 5.60%, 01/25/2034			2,361,019		2,352,850			0	0	2,361,019	2,352,850
Countrywide Home Loans, Inc.:
Ser. 2004-23, Class A, 7.41%, 11/25/2034			7,501,961		7,719,893			0	0	7,501,961	7,719,893
Ser. 2004-HYB8, Class 5A1, 6.56%, 01/20/2035			5,207,861		5,366,440			0	0	5,207,861	5,366,440
Credit Suisse First Boston Mtge. Securities Corp.:
Ser. 2002-AR17, Class 2A1, 6.57%, 12/19/2039			119,260		119,306			0	0	119,260	119,306
Ser. 2003-AR20, Class A4, 4.63%, 08/25/2033			3,176,546		3,142,938			0	0	3,176,546	3,142,938
Ser. 2004-FL1, Class E, 7.60%, 05/15/2014 144A			2,000,000		2,003,226			0	0	2,000,000	2,003,226
DSLA Mtge. Loan Trust:
Ser. 2005-AR1, Class X2, IO, 1.13%, 03/19/2045			66,728,254		3,148,739			0	0	66,728,254	3,148,739
Ser. 2005-AR2, Class X2, IO, 1.12%, 03/19/2045 (h)			146,019,630		6,848,321			0	0	146,019,630	6,848,321
EquiFirst, Inc., Ser. 2004-2, Class N3, 7.87%, 10/25/2034 144A			1,208,378		1,212,970			0	0	1,208,378	1,212,970
Housing Securities, Inc., Ser. 92-Sl, Class A2, 7.71%, 05/25/2016			178,453		179,209			0	0	178,453	179,209
IndyMac INDX Mtge. Loan Trust:
Ser. 2005-AR3, Class 4A1, 5.48%, 04/25/2035			1,840,980		1,834,444			2,045,533	2,038,271	3,886,513	3,872,715
Ser. 2005-AR8, Class AX2, IO, 1.27%, 04/25/2035			112,303,241		4,088,540			0	0	112,303,241	4,088,540
Ser. 2006-AR4, Class M6, 7.10%, 05/25/2046			3,675,933		3,723,977			0	0	3,675,933	3,723,977
MASTR Adjustable Rate Mtge. Trust:
Ser. 2003-1, Class 2A3, 4.65%, 12/25/2032			189,050		186,687			0	0	189,050	186,687
Ser. 2004-1, Class 4A1, 6.19%, 01/25/2034			2,620,365		2,625,029			0	0	2,620,365	2,625,029
Ser. 2004-8, Class 7A1, 5.45%, 09/25/2034			4,707,419		4,682,517			0	0	4,707,419	4,682,517
Merrill Lynch Mtge. Investors, Inc., Ser. 2003-A4, Class 4A, 5.45%, 06/25/2033			4,568,315		4,554,793			0	0	4,568,315	4,554,793
Structured Adjustable Rate Mtge. Loan Trust, Ser. 2005-7, Class 7AX, IO, 1.00%, 03/25/2035			52,767,986		686,396			0	0	52,767,986	686,396
Structured Asset Securities Corp.:
Ser. 2003-15, Class 4A, 5.45%, 04/25/2033			10,792,624		10,752,044			0	0	10,792,624	10,752,044
Ser. 2003-37A, Class 7A, 6.96%, 12/25/2033			93,063		92,947			0	0	93,063	92,947
Ser. 2003-40A, Class 5A, 5.58%, 01/25/2034			4,817,856		4,825,854			0	0	4,817,856	4,825,854

					70,147,120				6,273,498		76,420,618

Total Whole Loan Mortgage-Backed Pass Through Securities(cost $88,544,230, $6,323,597 and $94,867,827, respectively)					81,268,073				6,273,498		87,541,571

WHOLE LOAN SUBORDINATE COLLATERALIZED MORTGAGE OBLIGATIONS 24.8%
FIXED-RATE 7.9%
Altius Funding, Ltd., Ser. 2006-3A, Class C, 6.52%, 12/02/2041 144A			4,000,000		4,016,120			0	0	4,000,000	4,016,120
Countrywide Alternative Loan Trust:
Ser. 2002-7, Class M, 7.00%, 08/25/2032			8,072,543		8,182,976			0	0	8,072,543	8,182,976
Ser. 2002-16, Class B1, 6.00%, 12/25/2032			2,536,130		2,561,999			0	0	2,536,130	2,561,999
Ser. 2002-18, Class M, 6.00%, 02/25/2033			4,568,520		4,578,753			0	0	4,568,520	4,578,753
Ser. 2002-28, Class M, 6.50%, 10/25/2032			3,082,041		3,158,229			0	0	3,082,041	3,158,229
Countrywide Home Loans, Inc., Ser. 2002-22, Class M, 6.25%, 10/25/2032			2,826,265		2,848,931			0	0	2,826,265	2,848,931
MASTR Resecuritization Trust:
Ser. 2004-1, 4.75%, 07/01/2033 144A			4,871,649		4,764,765			0	0	4,871,649	4,764,765
Ser. 2004-2, 5.25%, 03/25/2034 144A			10,433,214		10,175,722			0	0	10,433,214	10,175,722
Ser. 2004-3, 5.00%, 03/25/2034 144A			6,555,646		6,309,088			0	0	6,555,646	6,309,088
Ser. 2005-2, 4.75%, 03/28/2034 144A			6,832,391		6,639,854			994,888	966,852	7,827,279	7,606,706
Structured Adjustable Rate Mtge. Loan Trust, Ser. 2004-8, Class B3, 4.78%, 07/25/2034 µ			8,844,169		8,539,841			0	0	8,844,169	8,539,841
Structured Asset Securities Corp.:
Ser. 2002-17, Class B1, 6.09%, 09/25/2032			1,619,770		1,648,100			0	0	1,619,770	1,648,100
Ser. 2002-17, Class B2, 6.09%, 09/25/2032			3,315,495		3,361,912			0	0	3,315,495	3,361,912
Washington Mutual, Inc., Ser. 2002-S5, Class B3, 6.39%, 09/25/2032			1,798,585		1,836,229			0	0	1,798,585	1,836,229

					68,622,519				966,852		69,589,371

FLOATING-RATE 16.9%
Banc of America Funding Corp.:
Ser. 2005-E, Class DB1, 7.34%, 06/20/2035 ##			12,093,244		12,442,981			0	0	12,093,244	12,442,981
Ser. 2005-E, Class DB2, 7.34%, 06/20/2035			3,998,097		4,101,048			0	0	3,998,097	4,101,048
Banc of America Mtge. Securities, Inc.:
Ser. 2002-G, Class 2B3, 7.05%, 07/20/2032			610,263		621,986			0	0	610,263	621,986
Ser. 2002-K, Class B4, 6.25%, 10/20/2032 144A			412,122		414,298			0	0	412,122	414,298
Ser. 2004-G, Class B3, 4.55%, 08/25/2034			4,479,776		4,325,940			0	0	4,479,776	4,325,940
Ser. 2004-H, Class B2, 4.45%, 09/25/2034			3,837,474		3,733,248			0	0	3,837,474	3,733,248
Ser. 2004-H, Class B3, 4.45%, 09/25/2035			2,065,802		1,994,243			0	0	2,065,802	1,994,243
Ser. 2004-I, Class B3, 4.52%, 10/25/2035			1,920,921		1,853,074			0	0	1,920,921	1,853,074
Countrywide Home Loans, Inc.:
Ser. 2004-HYB8, Class 1B1, 7.11%, 01/20/2035			3,819,826		3,870,935			0	0	3,819,826	3,870,935
Ser. 2004-HYB8, Class 1B2, 7.11%, 01/20/2035			2,921,363		2,891,303			0	0	2,921,363	2,891,303
Ser. 2004-HYB8, Class 1M2, 7.11%, 01/20/2035			2,220,744		2,263,960			2,722,613	2,775,594	4,943,357	5,039,554
Credit Suisse First Boston Mtge. Securities Corp.:
Ser. 2003-AR5, Class 1A2, 7.19%, 01/25/2033			43,621		44,008			0	0	43,621	44,008
Ser. 2003-AR5, Class 2A3, 5.17%, 01/25/2033			314,363		313,580			0	0	314,363	313,580
Ser. 2003-AR9, Class 1A3, 7.35%, 03/25/2033			40,721		41,164			0	0	40,721	41,164
Ser. 2003-AR15, Class 2A2, 4.77%, 06/25/2033			1,086,426		1,082,938			0	0	1,086,426	1,082,938
Ser. 2003-AR18, Class 2A4, 4.74%, 07/25/2033			491,468		487,423			0	0	491,468	487,423
Ser. 2003-AR24, Class 2A4, 6.35%, 09/25/2033			4,660,800		4,751,779			0	0	4,660,800	4,751,779
Ser. 2003-AR26, Class 9M1, 6.20%, 10/25/2033			4,648,500		4,767,595			0	0	4,648,500	4,767,595
Ser. 2003-AR28, Class 6M1, 6.20%, 12/25/2033			8,281,000		8,495,892			0	0	8,281,000	8,495,892
Harborview Mtge. Loan Trust:
Ser. 2004-7, Class B2, 5.32%, 11/19/2034			1,965,308		2,001,096			0	0	1,965,308	2,001,096
Ser. 2004-7, Class B3, 5.32%, 11/19/2034			5,079,672		5,088,917			0	0	5,079,672	5,088,917
Ser. 2005-8, Class 2B3, 7.18%, 02/19/2035			6,986,841		7,014,369			0	0	6,986,841	7,014,369
Ser. 2005-8, Class 2B4, 7.18%, 02/19/2035			5,779,116		5,676,941			0	0	5,779,116	5,676,941
Lehman Structured Securities Corp.:
Ser. 2004-2, Class M-2, 6.29%, 02/28/2033 144A			4,649,789		4,615,256			0	0	4,649,789	4,615,256
Ser. 2004-2, Class M-3, 6.29%, 02/28/2033 144A			5,828,383		5,737,246			0	0	5,828,383	5,737,246
MASTR Adjustable Rate Mtge. Trust:
Ser. 2004-1, Class B3, 5.79%, 02/25/2034			2,974,575		2,971,110			0	0	2,974,575	2,971,110
Ser. 2004-15, Class B3, 5.40%, 12/25/2034			4,217,387		4,118,025			0	0	4,217,387	4,118,025
MortgageIT Trust:
Ser. 2005-4, Class B1, 6.45%, 10/25/2035			809,425		822,093			0	0	809,425	822,093
Ser. 2005-4, Class B2, 7.10%, 10/25/2035			809,425		819,163			0	0	809,425	819,163
Ser. 2005-4, Class M3, 5.92%, 10/25/2035			2,428,276		2,467,638			0	0	2,428,276	2,467,638
Ser. 2005-4, Class M4, 6.00%, 10/25/2035			1,299,937		1,321,464			0	0	1,299,937	1,321,464
Structured Adjustable Rate Mtge. Loan Trust:
Ser. 2004-14, Class B6, 4.87%, 10/25/2034			6,322,972		6,142,198			0	0	6,322,972	6,142,198
Ser. 2004-16, Class B6, 5.26%, 11/25/2034			7,488,713		7,308,760			0	0	7,488,713	7,308,760
Ser. 2005-12, Class B4, 5.54%, 06/25/2035			2,725,698		2,700,458			0	0	2,725,698	2,700,458
Ser. 2005-12, Class B6, 5.54%, 06/25/2035			2,858,391		2,793,620			0	0	2,858,391	2,793,620
Ser. 2006-7, Class 1A2, 5.81%, 08/25/2036			5,921,748		5,931,460			0	0	5,921,748	5,931,460
Structured Asset Mtge. Investments, Inc., Ser. 2003-AR2, Class B1, 6.35%, 12/19/2033			1,791,248		1,802,478			0	0	1,791,248	1,802,478
Structured Asset Securities Corp., Ser. 2002-8A, Class B1, 7.85%, 05/25/2032			2,540,376		2,581,582			0	0	2,540,376	2,581,582
Washington Mutual, Inc.:
Ser. 2004-AR2, Class B1, 6.23%, 04/25/2044			6,487,061		6,586,767			0	0	6,487,061	6,586,767
Ser. 2004-AR2, Class B2, 6.23%, 04/25/2044			5,811,973		5,880,961			0	0	5,811,973	5,880,961
Ser. 2004-ARG, Class B2, 6.48%, 05/25/2044			3,584,473		3,629,422			0	0	3,584,473	3,629,422
Wells Fargo Mtge. Backed Securities Trust, Ser. 2003-B, Class B1, 5.15%, 02/25/2033			601,391		598,480			0	0	601,391	598,480
					147,106,899				2,775,594		149,882,493

Total Whole Loan Subordinate Collateralized Mortgage Obligations (cost $215,027,334, $3,753,371 and $218,780,705, respectively)					215,729,418				3,742,446		219,471,864

YANKEE OBLIGATIONS - CORPORATE 9.6%
CONSUMER STAPLES 0.1%
Beverages 0.1%
SABMiller plc, FRN, 5.67%, 07/01/2009 144A			0		0			1,000,000	1,001,603	1,000,000	1,001,603

FINANCIALS 9.1%
Commercial Banks 0.6%
KfW Bankengruppe, 3.25%, 07/16/2007			0		0			5,000,000	4,944,420	5,000,000	4,944,420

Diversified Financial Services 7.7%
Preferred Term Securities, Ltd., FRN:
6.93%, 03/24/2034 144A			1,000,000		1,023,470			5,000,000	5,117,350	6,000,000	6,140,820
6.93%, 06/24/2034 144A			16,000,000		16,373,760			3,000,000	3,070,080	19,000,000	19,443,840
6.96%, 12/22/2036 144A			9,000,000		9,024,750			3,000,000	3,008,250	12,000,000	12,033,000
6.98%, 12/24/2033 144A			15,400,000		15,757,588			0	0	15,400,000	15,757,588
7.27%, 01/03/2033 144A			10,000,000		10,205,100			0	0	10,000,000	10,205,100
Regional Diversified Funding, FRN, 6.70%, 01/25/2036 144A			5,000,000		5,041,400			0	0	5,000,000	5,041,400
					57,426,068				11,195,680		68,621,748

Insurance 0.3%
Oil Insurance, Ltd., Ser. A, 7.56%, 12/29/2049 144A			0		0			3,000,000	3,113,493	3,000,000	3,113,493

Real Estate Investment Trusts 0.5%
Westfield Capital Corp., Ltd., FRN, 5.67%, 11/02/2007 144A			0		0			4,000,000	4,010,688	4,000,000	4,010,688

INDUSTRIALS 0.3%
Machinery 0.3%
CNH Global NV, 3.48%, 09/15/2011			0		0			3,000,000	2,937,993	3,000,000	2,937,993

TELECOMMUNICATION SERVICES 0.1%
Diversified Telecommunication Services 0.1%
Telecom Italia Capital, 4.875%, 10/01/2010			0		0			1,000,000	974,809	1,000,000	974,809
Total Yankee Obligations-Corporate (cost $56,859,738, $27,934,159 and $84,739,897, respectively)					57,426,068				28,178,686		85,604,754

			Shares		Value			Shares	Value	Shares	Value
PREFERRED STOCKS 1.5%
FINANCIALS 1.5%
Thrifts & Mortgage Finance 1.5%
Fannie Mae, Ser. O (cost $10,106,500, $3,902,500 and $14,009,000, respectively)			180,000		9,641,250			70,000	3,749,375	250,000	13,390,625

			Principal					Principal		Principal
			Amount		Value			Amount	Value	Amount	Value

SHORT-TERM INVESTMENTS 0.5%
U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Bill, 4.96%, 04/26/2007 † ƒ			$0		0			$500,000	492,176	$500,000	492,176

			Shares		Value			Shares	Value	Shares	Value
MUTUAL FUND SHARES 0.4%
Evergreen Institutional Money Market Fund, Class I, 5.24% q ø			748,126		748,126			3,275,460	3,275,460	4,023,586	4,023,586
Total Short-Term Investments (cost $748,126, $3,767,636 and $4,515,762, respectively)					748,126				3,767,636		4,515,762

Total Investments (cost $691,972,369, $308,388,875 and $1,000,361,244, respectively) 111.7%					683,405,406				306,412,571		989,817,977
Other Assets and Liabilities (11.7%)					(86,727,238)				(16,644,898)		(103,372,136)
Net Assets 100.0%					$596,678,168				$289,767,673		$886,445,841

µ		All or a portion of this security has been segregated as collateral for reverse repurchase agreements.
##		All or a portion of this security has been segregated for when-issued or delayed delivery securities.
#		When-issued or delayed delivery security.
144A		Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
		This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.
(h)		Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
+		Security is deemed illiquid.
(p)		All or a portion of this security is on loan.
†		Rate shown represents the yield to maturity at date of purchase.
ƒ		All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.
q		Rate shown is the 7-day annualized yield at period end.
ø		Evergreen Investment Management Company, LLC is the investment advisor to each Fund and the money market fund.

Summary of Abbreviations
AUD		Australian Dollar
CDO		Collateralized Debt Obligation
CLO		Collateralized Loan Obligation
FHLMC		Federal Home Loan Mortgage Corp.
FNMA		Federal National Mortgage Association
FRN		Floating Rate Note
GNMA		Government National Mortgage Association
IO		Interest Only
MASTR		Mortgage Asset Securitization Transactions, Inc.
TBA		To Be Announced

At December 31, 2006, Evergreen Limited Duration Fund had open short futures contracts outstanding as follows:

Expiration		Contracts		Initial	Value at		Unrealized
				Contract	December 31,		Gain
				Amount	2006
Mar-07		30 5-Year U.S.		$3,173,052	$3,151,875		$21,177
		Treasury Note Futures
Mar-07		40 10-Year U.S.		4,361,050	4,298,750		62,300
		Treasury Note Futures
At December 31, 2006, Evergreen Ultra Short Opportunities Fund had reverse repurchase agreements outstanding as follows:

Repurchase			Counterparty	Interest Rate			Maturity
Amount							Date
$23,115,222			Deutsche Bank	5.33%			1/3/2007
19,860,983			UBS Warburg	5.40%			1/3/2007

U.S. Government Agency securities with a market value of $20,262,134 were pledged to Evergreen Limited Duration Fund as collateral for the securities on loan.

See Notes to Pro Forma Combining Financial Statements.

Evergreen Ultra Short Opportunities Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
31-Dec-06

		Evergreen		Evergreen	Adjustments		Evergreen
		Ultra Short		Limited Duration			Ultra Short
		Opportunities		Fund			Opportunities Fund
		Fund					Pro Forma
Assets
Investments in securities, at value		$682,657,280		$303,137,111			$985,794,391
(cost $691,224,243, $305,113,415 and $996,337,658, respectively) including $0, $19,864,837 and $19,864,837, respectively, of securities loaned
Investments in affiliated money market fund, at value		748,126		3,275,460			4,023,586
(cost $748,126, $3,275,460 and $4,023,586, respectively)
Total investments		683,405,406		306,412,571			989,817,977
Foreign currency, at value (cost $1,756,047, $3,151,864 and $4,907,911, respectively)		1,757,366		3,174,975			4,932,341
Receivables for securities sold		26,862,185		0			26,862,185
Principal paydown receivable		1,652,840		7,734			1,660,574
Receivable for Fund shares sold		9,389,208		872,506			10,261,714
Dividends and interest receivable		5,185,146		2,768,441			7,953,587
Prepaid expenses and other assets		41,020		26,769			67,789
Total assets		728,293,171		313,262,996			1,041,556,167
Liabilities
Dividends payable		719,134		616,720			1,335,854
Payable for securities purchased		48,920,716		22,531,768			71,452,484
Payable for Fund shares redeemed		38,701,666		288,842			38,990,508
Payable for reverse repurchase agreements		42,976,205		0			42,976,205
Payable for daily variation margin on open futures contracts		0		13,438			13,438
Due to custodian bank		177,124		0			177,124
Advisory fee payable		27,333		8,722			36,055
Distribution Plan expenses payable		13,393		1,419			14,812
Due to other related parties		9,663		4,295			13,958
Accrued expenses and other liabilities		69,769		30,119			99,888
Total liabilities		131,615,003		23,495,323			155,110,326
Net assets		$596,678,168		$289,767,673			$886,445,841

Net assets represented by
Paid-in capital		$613,608,219		$299,146,750			$912,754,969
Overdistributed net investment income		(10,585)		(16,964)			(27,549)
Accumulated net realized losses on investments		(8,356,502)		(7,316,409)			(15,672,911)
Net unrealized losses on investments		(8,562,964)		(2,045,704)			(10,608,668)
Total net assets		$596,678,168		$289,767,673			$886,445,841

Class A Shares
Net assets		$91,159,411		$3,475,729	$4,650,659	(a)	$99,285,799
Shares of beneficial interest outstanding (unlimited number of shares authorized)		9,331,008		344,116	487,698	(b)	10,162,822
Net asset value		$9.77		$10.10			$9.77
Maximum offering price (based on sales charge of 3.25%, 3.25% and 3.25%, respectively)		$10.10		$10.44			$10.10

Class B Shares
Net assets		$19,489,055		$4,082,318			$23,571,373
Shares of beneficial interest outstanding (unlimited number of shares authorized)		1,994,906		404,132	13,734	(b)	2,412,772
Net asset value		$9.77		$10.10			$9.77

Class C Shares
Net assets		$75,217,502		$6,628,679			$81,846,181
Shares of beneficial interest outstanding (unlimited number of shares authorized)		7,699,267		656,207	22,307	(b)	8,377,781
Net asset value		$9.77		$10.10			$9.77

Class I Shares
Net assets		$410,812,200		$270,930,288			$681,742,488
Shares of beneficial interest outstanding (unlimited number of shares authorized)		42,052,223		26,821,232	912,056	(b)	69,785,511
Net asset value		$9.77		$10.10			$9.77

Class IS Shares
Net assets				$4,650,659	(4,650,659	) (a)
Shares of beneficial interest outstanding (unlimited number of shares authorized)				460,402	(460,402	) (b)
Net asset value				$10.10

(a)	Reflects the merger of Class IS shares of target fund into Class A shares of the surviving fund.

(b)	Reflects the impact of converting shares of the target fund into shares of the surviving fund.
See Notes to Pro Forma Combining Financial Statements.

Evergreen Ultra Short Opportunities Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations
Period Ended December 31, 2006

		Evergreen		Evergreen	Adjustments		Evergreen
		Ultra Short		Limited Duration			Ultra Short
		Opportunities		Fund			Opportunities Fund
		Fund					Pro Forma

Investment income
Interest		$38,913,120		$15,740,433	$0		$54,653,553
Dividends		645,858		251,167	0		897,025
Securities lending income		0		34,217	0		34,217
Income from affiliate		248,854		141,040	0		389,894
Total investment income		39,807,832		16,166,857	0		55,974,689

Expenses
Advisory fee		2,363,593		730,862	264,073	(a)	3,358,528
Distribution Plan expenses
Class A		297,200		11,151			308,351
Class B		195,241		48,580			243,821
Class C		840,455		79,028			919,483
Class IS		0		12,937			12,937
Administrative services fee		659,445		330,458			989,903
Transfer agent fees		222,705		64,861			287,566
Trustees' fees and expenses		13,526		4,505			18,031
Printing and postage expenses		44,157		23,758	13,285	(b)	81,200
Custodian and accounting fees		234,829		128,472			363,301
Registration and filing fees		80,564		59,802	(52,853	) (c)	87,513
Professional fees		46,144		27,952	(21,500	) (c)	52,596
Interest expense		1,041,374		0			1,041,374
Other		14,877		9,445			24,322
Total expenses		6,054,110		1,531,811	203,005		7,788,926
Less: Expense reductions		(34,438)		(11,041)			(45,479)
Fee waivers and expense reimbursements		(223,023)		(3,717)	(413,460	) (d)	(640,200)
Net expenses		5,796,649		1,517,053	(210,455)		7,103,247
Net investment income		34,011,183		14,649,804	210,455		48,871,442

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities		(1,401,363)		(1,136,090)			(2,537,453)
Futures contracts		121,300		(709,277)			(587,977)
Foreign currency related transactions		(832,836)		(156,540)			(989,376)
Net realized losses on investments		(2,112,899)		(2,001,907)			(4,114,806)
Net change in unrealized gains or losses on investments		501,944		2,095,847			2,597,791
Net realized and unrealized gains or losses on investments		(1,610,955)		93,940			(1,517,015)
Net increase in net assets resulting from operations		$32,400,228		$14,743,744	$210,455		$47,354,427

a	Reflects an increase based on the surviving fund's fee schedule and the average net assets of the combined fund.

b	Reflects an increase based on the combined asset level and the combined number of shareholder accounts of the surviving fund.

c	Reflects a savings resulting from the elimination of duplicate fees of the individual funds.

d	Reflects an adjustment for fee waivers and expense reimbursements for the surviving fund.
See Notes to Pro Forma Combining Financial Statements.

Evergreen Ultra Short Opportunities Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
31-Dec-06
	1	Basis of Combination

The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations (“Pro Forma Statements”), reflect the combined accounts of Evergreen Ultra Short Opportunities Fund (“Ultra Short Opportunities Fund”) and Evergreen Limited Duration Fund (“Limited Duration Fund”) ( individually, the “Fund”) at December 31, 2006 and for the period then ended, assuming the reorganization occurred at the beginning of the period.

The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the “Reorganization”) to be submitted to shareholders of Limited Duration Fund. The Reorganization provides for the acquisition of all the assets and the identified liabilities of Limited Duration Fund by Ultra Short Opportunities Fund in a tax-free exchange for Class A, Class B, Class C and Class I shares of Ultra Short Opportunities Fund. Thereafter, there will be a distribution of Class A, Class B, Class C, Class I and Class A shares of Ultra Short Opportunities Fund to the Class A, Class B, Class C, Class I and Class IS shareholders of Limited Duration Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, shareholders of Limited Duration Fund will become the owners of that number of full and fractional shares of Ultra Short Opportunities Fund having an aggregate net asset value equal to the aggregate net asset value of their respective shares in their Fund as of the close of business immediately prior to the date that shares of Limited Duration Fund are exchanged for shares of Ultra Short Opportunities Fund.

The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented.

The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Limited Duration Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC (“EIMC”). It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Ultra Short Opportunities Fund. As of December 31, 2006, securities held by Limited Duration Fund would comply with the compliance guidelines and investment restriction of Ultra Short Opportunities Fund.

The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.
	2	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that effect amounts reported herein. Actual results could differ from these estimates.
	a.	Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.
Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

	b.	Reverse repurchase agreements

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing qualified assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.

	c.	Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income.  The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received.  The Fund also continues to receive interest and dividends on the securities loaned.  The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan.  In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loanded securities or in gaining access to the collateral.  The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

	d.	Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

	e.	Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

	f.	When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

	g.	Federal taxes

The Funds qualified as regulated investment companies and distribute all of their taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

Ultra Short Opportunities Fund, after giving effect to the Reorganization, intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

Ultra Short Opportunities Fund’s ability to carry forward the pre-Merger losses of the Limited Duration  Fund to offset post-Merger gains of the combined fund may be limited as a result of the Merger due to the application of loss limitation rules under federal tax law.  The effect of this limitation will depend on the losses and gains in each Fund at the time of the Merger and thus cannot be calculated precisely at this time.  As of May 22, 2007, Limited Duration Fund and Ultra Short Opportunities Fund had capital loss carryforwards of approximately $8 million (3% of the Fund’s net assets) and $8 million (1% of the Fund’s net assets), respectively.

	3	Shares of Beneficial Interest

As a result of the Reorganization, Ultra Short Opportunities Fund would acquire the net assets of Limited Duration Fund in a tax-free exchange for Class A, Class B, Class C and Class I shares of Ultra Short Opportunities Fund. The Pro Forma net asset values per share assume the issuance of 831,814 Class A, 417,866 Class B, 678,514 Class C and 27,733,288 Class I shares of Ultra Short Opportunities Fund which would have been issued at December 31, 2006 in connection with the proposed Reorganization. The issuance of these shares to shareholders of Limited Duration Fund would have resulted in 10,162,822 shares of Class A,

2,412,772 shares of Class B, 8,377,781 shares of Class C and 69,785,511 shares of Class I in the Pro Forma combined fund at December 31, 2006.

Class A, Class B, Class C, Class I and Class IS shareholders of Limited Duration Fund would receive Class A, Class B, Class C, Class I and Class A shares, respectively, of Ultra Short Opportunities Fund based on conversion ratios determined on December 31, 2006. The conversion ratios are calculated by dividing the net asset value per share of Class A, Class B, Class C, Class I and Class IS of Limited Duration Fund by the net asset value per share of Class A, Class B, Class C, Class I and Class A respectively, of Ultra Short Opportunities Fund.

	4	Pro Forma Operations

The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Pro Forma operating expenses include the actual expenses of the Funds, adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of Ultra Short Opportunities Fund for the period ended December 31, 2006 and to the average net assets of Limited Duration Fund for the period ended December 31, 2006. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.

	5	Financing Agreement

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08%. Prior to July 3, 2006, the credit facility was for $150 million with an annual commitment fee of 0.09%.

	6	Regulatory Matters and Legal Proceedings

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against

Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the funds’ prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the fund’s prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

EIS has entered into an agreement with the NASD settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

	7	New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 will require financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that the adoption of FIN 48 will have on the financial statements. FIN 48 will become effective for fiscal years beginning after December 15, 2006.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

PART C

Item 15.  Indemnification.

     Insofar as indemnification for liability arising under the Securities as of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnifications is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director,  officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by  controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. The response to this item is incorporated by reference to the sub-caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16.Exhibits:

1.  Declaration of Trust. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 27 filed on August 25, 2003, Registration No. 333-37433.

2.  Amended and Restated Bylaws. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 14 filed on August 27, 2001, Registration No. 333-37433.

3.  Not applicable.

4.  Form of Agreement and Plan of Reorganization. Exhibit A to Prospectus/Proxy Statement incorporated by reference in Part A of this Registration Statement.

5.  Declaration of Trust of Evergreen Fixed Income Trust Articles II., III.6(c), IV.(3), IV.(8), V., VI., VII., and VIII. and ByLaws Articles II., III., and VIII., included as part of Exhibits 1 and 2 of this Registration Statement.

6.  Investment Advisory and Management Agreement between Evergreen Investment Management Company, LLC and Evergreen Fixed Income Trust. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 37 filed on October 26, 2006, Registration No. 333-37433.

7.(a)  Class A, B, C and I Principal Underwriting Agreement between Evergreen Investment Services, Inc. and Evergreen Fixed Income Trust. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 29 filed on August 28, 2004, Registration No. 333-37433.

7.(b)  Dealer Agreement and Amendment to Dealer Agreement used by Evergreen Investment Services, Inc. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 29 filed on August 28, 2004, Registration No. 333-37433.

8.  Deferred Compensation Plan. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 19 filed on August 26, 2002, Registration No. 333-37433.

9.  Custodian Agreement between State Street Bank and Trust Company and Evergreen Fixed Income Trust. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 3 filed on August 31, 1998, Registration No. 333-37433.

10.(a)  Rule 12b-1 Distribution Plans for Classes A, B and C. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 27 filed on August 25, 2003, Registration No. 333-37433.

10.(b)  Multiple Class Plan. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 28 filed on October 28, 2003, Registration No. 333-37433.

11.  Opinion and Consent of Richards, Layton & Finger P.A. Contained herein.

12.  Tax Opinion and Consent of Ropes & Gray LLP. To be filed by Amendment.

13.  Not applicable.

14.(a)  Consent of KPMG LLP. Contained herein.

14.(b)  Consent of Ropes & Gray LLP. Contained herein.

15.  Not applicable.

16.  Powers of Attorney. Contained herein.

17.  Form of Proxy Card. Contained herein.

Item 17.Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 22nd day of June 2007.

EVERGREEN FIXED INCOME TRUST
By: /s/ Michael H. Koonce
Name: Michael H. Koonce
Title: Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 22nd day of June 2007.

/s/ Dennis H. Ferro	/s/ Michael H. Koonce	/s/ Kasey Phillips
Dennis H. Ferro*	Michael H. Koonce*	Kasey Phillips*
President	Secretary	Treasurer
(Chief Executive Officer) (Chief Investment Officer)		(Principal Financial and Accounting Officer)

/s/ Charles A. Austin, III	/s/K. Dun Gifford	/s/ William Walt Pettit
Charles A. Austin III*	K. Dun Gifford*	William Walt Pettit*
Trustee	Trustee	Trustee

/s/ Gerald M. McDonnell	/s/ Russell A. Salton, III MD	/s/ Richard K. Wagoner
Gerald M. McDonnell*	Russell A. Salton, III MD*	Richard K. Wagoner*
Trustee	Trustee	Trustee

/s/ Michael S. Scofield	/s/ David M. Richardson	/s/ Leroy Keith, Jr.
Michael S. Scofield*	David M. Richardson*	Leroy Keith, Jr.*
Chairman of the Board	Trustee	Trustee
and Trustee

/s/ Richard J. Shima	/s/ Patricia A. Norris
Richard J. Shima*	Patricia A. Norris*
Trustee	Trustee

*By: /s/ Maureen E. Towle
Maureen E. Towle
Attorney-in-Fact

* Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

INDEX TO EXHIBITS

EXHIBIT NO.             EXHIBIT

11                                Opinion and Consent of Richards, Layton & Finger P.A.

14(a)                           Consent of KPMG LLP

14(b)                            Consent of Ropes & Gray LLP

16                                Powers of Attorney

17                               Form of Proxy Card